UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

October 31, 2017

Franklin Investors Securities Trust

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended October 31, 2017, mostly upbeat economic data, improved US corporate earnings and supportive monetary policies were positives for the securities markets. The US Federal Reserve increased its target range 0.25% three times during the period, noting improved employment and business spending. The 10-year US Treasury yield began the period at 1.84% and ended the period at 2.38%. In this environment, US stocks, as measured by the Standard & Poor’s® 500 Index, generated a +23.63% total return for the 12-month period.1 Investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a

+0.90% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Investors Securities Trust’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of October 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The US economy expanded during the 12-month period ended October 31, 2017. After moderating in the first quarter, the economy strengthened in 2017’s second quarter, largely due to growth in consumer spending, business investment, net exports and federal government spending. In 2017’s third quarter, the economy expanded at a faster pace. Consumer and federal government spending slowed, while business investment and net exports improved. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.8% in October 2016 to 4.1% at period-end.1 Monthly retail sales were volatile, but were positive during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.6% in October 2016 to 2.0% at period-end.1

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market, and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October. The minutes of the Fed’s September meeting released in October suggested that many committee members were concerned that low inflation readings this year might not be transitory and could be more persistent than expected.

US equity markets rose during the 12-month period, benefiting from mostly upbeat economic data, better US corporate earnings, and signs of improvement in the Chinese and European economies. The markets were also supported by investor optimism arising from pro-growth and pro-business policy plans in the US, Emmanuel Macron’s victory in France’s presidential election, comments from the US Fed chair indicating optimism about the US economy and the likelihood of gradual rate hikes, and the Senate’s approval of a budget plan that raised expectations for tax reforms. However, continuing concerns about the terms of the UK’s exit from the European Union (also known as “Brexit”), uncertainty about President Trump’s ability to implement reforms, and geopolitical tensions in the Middle East and the Korean peninsula curbed market sentiment. The broad US stock

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar

See www.franklintempletondatasources.com for additional data provider information.

market, as measured by the Standard & Poor’s® 500 Index, generated a +23.63% total return for the period.2

The foregoing information reflects our analysis and opinions as of October 31, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Franklin Balanced Fund

This annual report for Franklin Balanced Fund covers the fiscal year ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a diversified portfolio of stocks (substantially dividend paying), convertible securities and debt securities. The Fund normally invests at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities, and at least 25% of its total assets in equity securities, primarily common and preferred stock.

Portfolio Composition*

10/31/17

% of Total Net Assets
Stocks	61.2%
Common Stocks	50.3%
Equity-Linked Securities	8.0%
Convertible Preferred Stocks	2.4%
Management Investment Companies	0.5%
Bonds	33.0%
Corporate Bonds	32.6%
Convertible Bonds	0.4%
Short-Term Investments & Other Net Assets	5.8%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. The composition may not match the SOI.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a cumulative total return of +10.88%. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of US stock performance, generated a +23.63% total return.1 The Fund’s fixed income benchmark, the Bloomberg Barclays US Aggregate Bond Index, which tracks the US investment-grade, taxable bond market, posted a +0.90% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in the US and other countries, as well as common stocks and convertible securities. The Fund seeks capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. For purposes of pursuing the Fund’s investment goal, we may from time to time enter into various equity-related transactions involving derivative instruments, including put and call options on equity securities and equity indexes. We may also enter into equity-related derivatives transactions to hedge against market risk, to earn income, to gain or increase exposure to certain securities or segments of the equity markets or to otherwise enhance Fund returns.

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

Manager’s Discussion

Consistent with the Fund’s long-term strategy of investing across asset classes to seek to generate attractive income, while

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 38.

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seeking opportunities for capital appreciation, performance was supported by healthy diversification and positive overall contributions from the Fund’s equity and fixed income positions. During the 12 months under review, we continued to strategically shift the Fund’s asset mix, seeking to manage risk and potential returns. The Fund’s equity weighting declined modestly from 63.2% to 61.2%, while our fixed income weighting rose slightly from 32.7% to 33.0%. Our cash position increased from 4.1% to 5.8% of total net assets. The flexibility to use market volatility to invest in different asset classes remains a core strategy of the Fund.

Dividend Distributions*

11/1/16–10/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November	3.00	2.27	2.75	3.34	3.24
December	3.00	2.28	2.75	3.36	3.24
January	3.00	2.28	2.75	3.36	3.24
February	3.00	2.28	2.75	3.36	3.24
March	3.00	2.26	2.75	3.33	3.24
April	3.00	2.26	2.75	3.33	3.24
May	3.00	2.26	2.75	3.33	3.24
June	3.00	2.25	2.74	3.35	3.25
July	3.00	2.25	2.74	3.35	3.25
August	3.00	2.25	2.74	3.35	3.25
September	3.00	2.25	2.74	3.34	3.25
October	3.00	2.25	2.74	3.34	3.25
Total	36.00	27.14	32.95	40.14	38.93

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

All of the major equity sector groups contributed to returns during the period, with particularly strong returns from our holdings in the financials, information technology (IT) and industrials sectors. Financials benefited during the period from a backdrop of generally rising interest rates, a softening regulatory environment, and a benign credit environment which drove strong returns in our holdings in large-cap banks specifically. Key contributors among our holdings were JPMorgan Chase, Bank of America and Wells Fargo.

IT holdings continued to be a source of strong returns. Microsoft was a top performing equity holding as growing sales and profitability in its cloud-based computing platform

Top Five Equity Holdings

10/31/17

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Information Technology	2.8%
General Electric Co. Industrials	2.6%
Wells Fargo & Co. Financials	1.9%
Raytheon Co. Industrials	1.8%
Pfizer Inc. Health Care	1.8%

Azure as well as its expanding Office 365 suite drove strong financial results at the company. Semiconductor companies were also strong performers for the Fund, including Texas Instruments and Intel.

The synchronized upturn in global growth that developed during the period drove the industrials sector higher. Union Pacific benefited from a stronger US economy and industrial production which drove volume growth across the company’s rail network.

Other individual contributors included Royal Dutch Shell and DowDuPont. Royal Dutch Shell benefited from a stabilizing oil price environment combined with a steadily decreasing cost of production. Dow Chemical and DuPont completed their merger in August 2017, and the fundamentals of these companies’ core chemical and agriculture businesses remained robust. Cost and revenue synergies from the merger and clarity on the planned composition of their material science, specialty products and agricultural segments further supported company returns.

Several holdings in health care detracted from the overall gains in the sector including the Fund’s holdings in Teva Pharmaceutical,2 Allergan and Mylan.3 Teva, an Israel-based generic and specialty pharmaceuticals provider, has struggled due to the high debt load incurred when it acquired Allergan’s generic drug business, which corresponded to intensified generic price pressure in the US. Allergan, a multi-national pharmaceutical company that produces a range of branded and generic drugs, saw its stock price decline due to its dry-eye treatment Restasis coming under federal patent infringement litigation during the summer. Despite this challenge, we believe Allergan remains compelling for the longer term given its

2. Not held at period-end.

3. New position during the period.

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robust medical-aesthetics business and extensive, promising drug development pipeline.

Other individual detractors included General Electric, which hindered industrials sector returns as the company reported depressed cash flow driven by weakness in its power and oil and gas divisions and underwent a management change. New Chief Executive Officer (CEO) John Flannery took over from outgoing CEO Jeff Immelt in August. Several energy sector holdings, including Baker Hughes (a General Electric company),3 Occidental Petroleum and Hess2 detracted from Fund results. Uneven commodity prices put downward pressure on the share prices of some oil services and exploration and production companies as investors questioned future production growth in a “lower for longer” oil price environment, but this pressure eased near period-end, helping prices to recover to some extent. Walgreens Boots Alliance detracted from Fund returns as concerns rose near the end of the period around reimbursement rate pressure and Amazon.com’s potential interest in entering the drug distribution market.

Among the Fund’s fixed income holdings, our continued allocation to corporate credit proved to be a positive contributor to total returns. This resulted from a combination of our focus on corporate credit as well as security selection within the credit universe. Within the Fund’s fixed income holdings, most sectors and securities had positive total returns.

The largest contributor to returns was our weighting in the banking industry.4 Similar to the rationale in the equity section above, financials benefited from rising rates, softening regulations and continued strength in asset quality. Within our holdings, Bank of America, Citigroup, JPMorgan, and PNC Financial Services Group were notable performers. Navient was also a beneficiary of some of the positive trends in the financials sector.

The consumer non-cyclical sector was also a strong fixed income performer, especially with regard to our health care holdings, as concerns about the potential repeal of the Affordable Care Act eased and it became clear that much of the Act would remain in place. We increased our exposure to CHS/Community Health Systems. Community Health results had been relatively weak over the past couple of quarters. Despite this, we continue to believe that asset sales could improve management’s ability to manage the remaining portfolio of hospitals, while also allowing for significant debt reduction. The Fund’s exposure to Tenet Healthcare3 also contributed during the period. Tenet continued to post solid earnings and took another step toward becoming the premier operator of surgery centers in the US. Similar to some of our other top performers, both companies also demonstrated an ability to tap the debt markets to refinance near-term maturities, which helped performance during the period.

Merger and acquisition activity helped our holdings in Whole Foods Market, also in the consumer non-cyclical sector. With the acquisition by Amazon.com, Whole Foods was one of the top performing bonds in the portfolio. Also within retail, Dollar General was a solid performer.

Within communications, our fixed income position in Sprint was a strong performer during the period, benefiting from strong operating performance and increased merger speculation. As a result, we thought it made sense to reduce some of our exposure and take some profits given the strong rally. As of period-end, all of our Sprint bond holdings traded at what we considered meaningful premiums to par.

Top Five Fixed Income Holdings

10/31/17

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	1.1%
Morgan Stanley Financials	0.9%
Costco Wholesale Corp. Consumer Staples	0.9%
Kraft Heinz Foods Co. Consumer Staples	0.8%
Citigroup Inc. Financials	0.8%

All fixed income sectors the Fund invested in during the period delivered positive performance. However, some individual holdings detracted from Fund results. Although consumer cyclicals contributed, a few retail holdings in various segments detracted, including Amazon.com and CVS Health. Some longer duration securities showed negative performance given the backup in interest rates during the period, including Verizon Communications.2 In addition, some consumer and

4. Banking companies are in financials in the fixed income portion of the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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food-related issues did not have enough spread tightening to offset the backup in rates and posted slightly negative returns during the period. Mondelez Intermational is in this category.

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

Edward D. Perks, CFA
Alan E. Muschott, CFA Shawn Lyons, CFA Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN BALANCED FUND

Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+10.88%	+4.51%
5-Year	+43.79%	+6.27%
10-Year	+69.87%	+4.82%

Advisor
1-Year	+11.21%	+11.21%
5-Year	+45.81%	+7.83%
10-Year	+74.83%	+5.75%

Share Class	Distribution Rate[4]	30-Day Standardized Yield[5]
		(with waiver)	(without waiver)

A	2.75%	1.80%	1.79%

Advisor	3.15%	2.15%	2.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 10 for Performance Summary footnotes.

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FRANKLIN BALANCED FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	10/31/17	10/31/16	Change

A (FBLAX)	$12.36	$11.65	+$0.71

C (FBMCX)	$12.25	$11.55	+$0.70

R (N/A)	$12.39	$11.67	+$0.72

R6 (FBFRX)	$12.39	$11.67	+$0.72

Advisor (FBFZX)	$12.39	$11.67	+$0.72

Distributions (11/1/16–10/31/17)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

A	$0.3600	$0.1692	$0.5292

C	$0.2714	$0.1692	$0.4406

R	$0.3295	$0.1692	$0.4987

R6	$0.4014	$0.1692	$0.5706

Advisor	$0.3893	$0.1692	$0.5585

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver

A	1.02%	1.03%

Advisor	0.77%	0.78%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance. The Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index representing the US investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,043.60	$5.10	$1,020.21	$5.04	0.99%
C	$1,000	$1,039.30	$8.94	$1,016.43	$8.84	1.74%
R	$1,000	$1,042.20	$6.38	$1,018.95	$6.31	1.24%
R6	$1,000	$1,045.30	$3.30	$1,021.98	$3.26	0.64%
Advisor	$1,000	$1,044.80	$3.81	$1,021.48	$3.77	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Convertible Securities Fund

We are pleased to bring you Franklin Convertible Securities Fund’s annual report for the fiscal year ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund normally invests at least 80% of its net assets in convertible securities and common stock received upon conversion of convertible securities.

Portfolio Composition

Based on Total Net Assets as of 10/31/17

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +18.39% cumulative total return. In comparison, the Fund’s benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, generated a +15.39% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

When choosing convertible securities for the Fund, we attempt to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. We also consider the company’s long-term earnings, asset value and cash flow potential. Some of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. We may invest in convertible securities of companies of any capitalization size, but we generally seek to make the portfolio representative of the entire convertible securities market.

Manager’s Discussion

Most sectors the Fund invested in rose in value during the twelve months under review and supported performance. The information technology (IT), industrials and consumer discretionary sectors contributed most to Fund performance during the period. Within IT, the Fund’s holdings of convertible bonds issued by interactive entertainment provider Take-Two Interactive Software, semiconductor processing systems manufacturer Novellus Systems (now owned by LAM Research) and semiconductor manufacturer Micron Technology aided performance.

While Take-Two had a relatively quiet release schedule this year, the company’s share price more than doubled due to strong engagement with its key titles. Higher in-game transactions, particularly for Grand Theft Auto Online, contributed to margin expansion during the year. Take-Two’s NBA 2K17 game also continued to be a successful annual release. LAM Research experienced strong earnings growth during the year given its position as a leading equipment supplier to memory semiconductor manufacturers. The memory chip industry is experiencing robust growth due to strong demand for data storage and processing. At the same time, manufacturers now require more equipment to produce the same amount of capacity. These supply and demand dynamics are greatly benefiting semiconductor equipment market leaders like LAM Research. Micron’s shares rose amid firm pricing in both the dynamic random access memory and NAND flash memory markets. Pricing was strong due to constrained supply growth and solid demand from the personal computer, server and mobile phone markets, relative to expectations. In addition,

1. Source: BofA Merrill Lynch.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 48.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Top 10 Holdings

10/31/17

Company Sector/Industry	% of Total Net Assets
Square Inc. Information Technology	2.7%
Micron Technology Inc. Information Technology	2.5%
Liberty Media Corp. Consumer Discretionary	2.5%
Novellus Systems Inc. Information Technology	2.4%
Mandatory Exchangeable Trust Information Technology	2.3%
ServiceNow Inc. Information Technology	2.3%
Take-Two Interactive Software Inc. Information Technology	2.2%
Microchip Technology Inc. Information Technology	2.1%
Salesforce.com Inc. Information Technology	2.0%
Workday Inc. Information Technology	2.0%

Micron made good headway toward improving its 3-D NAND 64-layer product. Micron also reported significant upside to revenue and earnings-per-share expectations when it reported its February fiscal quarter.

In industrials, Stanley Black & Decker, a manufacturer of hand and power tools and electronic security systems, Arconic, a lightweight metals engineering and manufacturing company, and Rexnord, a manufacturer specializing in process and motion control and water management operations, contributed to performance. Stanley Black & Decker acquired the tools business of Newell Brands2 and the Craftsman brand from Sears3 in March 2017, which drove significant cost synergies and expanded Stanley Black & Decker’s product offering in key categories. The company continued to benefit from expanding market share through innovation in power tools and growth in housing and construction-related end markets, as management continued to pursue a balanced growth strategy. Arconic, which separated from Alcoa3 at the start of the period, makes specially-engineered lightweight aluminum, titanium and nickel products for the aerospace, auto and other industries. Shares of Arconic advanced during the period due to growing revenue, despite negative publicity in June after it was disclosed that materials the company supplied to Grenfell Tower in London turned out to be highly flammable. Arconic also weathered higher aluminum costs and Wall Street concerns about whether the company’s new chief executive officer (CEO) could deliver on his promises for margin expansion. Rexnord’s core industrial markets that correlate to industrial production strengthened throughout the period. The company completed a couple of acquisitions that we believe should further drive growth. Rexnord issued a convertible note that reduced debt significantly, leaving more cash reserves to make acquisitions. Lastly, Rexnord’s internal operating program to drive margins higher is bearing fruit.

In the consumer discretionary sector, Priceline Group experienced strong room reservation growth in its core European and North America markets, which drove strong operating leverage. The company continues to ramp its offering in the alternative accommodations space to compete more effectively with Airbnb.3 Our convertibles in media company Liberty Interactive benefited performance. The convertibles are exchangeable for common stock of Charter Communications, which provides TV, internet and voice broadband communication services. The company benefited from strong growth in customer relationships, revenue and earnings that was helped by a number of acquisitions last year.

Elsewhere, the Fund’s position in wireless telecommunications company T-Mobile US contributed to performance in the telecommunication services sector, as did regional bank Wintrust Financial2 in the financials sector. T-Mobile has weathered the collapse of merger conversations between T-Mobile and Sprint. Fundamentally, earnings growth for T-Mobile has also slowed as the company continues to grow larger. However, T-Mobile remained the only growth company in the US wireless space and continued to gain market share. Wintrust Financial benefited from extremely good credit quality, net interest margin expansion, improving efficiency and above-average loan and deposit growth. The company’s first-quarter 2017 earnings also exceeded consensus estimates.

In contrast, the telecommunications and materials sector detracted from performance, including Frontier Communications2 and Cemex. Telecommunications provider Frontier Communications continued to suffer as its cost-cutting efforts were more than offset by revenue declines. The company continued to miss its earnings guidance because of ongoing loss

2. Not held at period-end.

3. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONVERTIBLE SECURITIES FUND

of customers and pricing pressures. Shares of cement producer Cemex declined given currency pressure, mostly regarding the Mexican peso, unfavorable weather, particularly in the US, and competitive pricing in some markets. For example, pricing in Colombia became much more competitive over the summer with an importer entering the market. We believe that the company outlook remains strong given upcoming infrastructure activity in Mexico, highway funding expansion in California and growth throughout its Latin American and European businesses.

Several individual holdings also detracted from the Fund’s absolute performance, including Teva Pharmaceutical Industries, Depomed and Dexcom in the health care sector and Palo Alto Networks in the information technology sector. Teva, an Israel-based generic and specialty pharmaceuticals provider, has struggled due to the high debt load incurred when it acquired Allergan’s generic drug business, which corresponded to intensified generic price pressure in the US. Specialty pharmaceuticals company Depomed suffered from greater public attention to opioid abuse that led to a decline in prescriptions and revenue for the company’s largest drug, Nucynta, at the same time that the company faced elevated debt levels. Medical device manufacturer Dexcom declined due to rising investor anxiety over the pending US launch of Abbott’s Libre continuous glucose monitoring system. Security solutions platform provider Palo Alto Networks weakened over the past year due to poor sales execution and disruption from a significant refresh of its product line. Performance has improved materially over the past six months as investors saw sales execution improve and the company began to benefit from the early stages of its product refresh.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

Alan E. Muschott, CFA

Matthew D. Quinlan

Eric Webster, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+18.39%	+11.60%
5-Year	+69.67%	+9.85%
10-Year	+91.79%	+6.10%

Advisor[4]
1-Year	+18.69%	+18.69%
5-Year	+71.73%	+11.42%
10-Year	+96.45%	+6.99%

	Distribution Rate[5]	30-Day Standardized Yield[6]
Share Class		(with waiver)	(without waiver)
A	2.13%	1.07%	1.05%
Advisor	2.49%	1.38%	1.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 17 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–10/31/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.4666	$0.3076	$0.0334	$0.8076
C	$0.3242	$0.3076	$0.0334	$0.6652
R6	$0.5361	$0.3076	$0.0334	$0.8771
Advisor	$0.5154	$0.3076	$0.0334	$0.8564

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.86%	0.87%
Advisor	0.61%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +104.06% and +7.83%.

5. Distribution rate is based on the sum of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: BofA Merrill Lynch. The BofAML All Total Return Alternatives US Convertibles Index comprises domestic securities of all quality grades that are convertible into US dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,089.00	$4.37	$1,021.02	$4.23	0.83%
C	$1,000	$1,084.60	$8.30	$1,017.24	$8.03	1.58%
R6	$1,000	$1,090.90	$2.48	$1,022.84	$2.40	0.47%
Advisor	$1,000	$1,090.30	$3.06	$1,022.28	$2.96	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

18	Annual Report	franklintempleton.com

Franklin Equity Income Fund

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by normally investing at least 80% of its net assets in equity securities, including securities convertible into common stocks. The Fund may invest up to 20% of its net assets in debt securities and may also invest in foreign securities, including emerging markets.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +18.55% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +23.63% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +17.85% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield and the opportunity for dividend

Portfolio Composition

Based on Total Net Assets as of 10/31/17

growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

Almost all the sectors the Fund invested in rose in value during the 12 months under review and supported absolute

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 6-month period ended 4/30/17, this category consisted of 508 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not include any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 56.

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performance. The financials, information technology (IT) and industrials sectors contributed most to Fund returns during the period. Within financials, global bank JPMorgan Chase, capital markets firm Morgan Stanley and investment management firm BlackRock were key contributors. JPMorgan and Morgan Stanley benefited from optimism that deregulation, lower taxes and higher loan growth would emerge following Trump’s presidential election win. JPMorgan was also helped by good expense management, a higher net-interest margin from a rising federal funds rate and stable credit trends. Morgan Stanley further benefited from market appreciation and profit margin expansion in its wealth management business and from market share gains in investment banking. BlackRock performed well due to strength in equity markets that helped assets under management and revenue. The company also experienced further market share gains from growing demand for ETFs and solutions and was also helped by positive operating leverage.

IT holdings that benefited the Fund’s performance included software and IT services company Microsoft, technology hardware and software provider Apple, and semiconductors manufacturer Texas Instruments. Microsoft performed strongly over the past 12 months as investors recognized the stability in its PC and on-premises data center software businesses, as well as strong growth and gross profit margin leverage in its Office 365 and Azure cloud businesses. Apple benefited from solid iPhone 7 sales, the successful launch of the iPhone 8 and anticipation of strong iPhone X sales starting in the fall of 2017. Texas Instruments’ broad offering has seen strong demand across its automotive and industrial end-markets. Margins continued to rise, making the company’s business model one of the more attractive models in the IT industry, in our view.

In industrials, defense and security solutions producer Raytheon, industrial products and equipment manufacturer Illinois Tool Works, and hand and power tools maker Stanley Black & Decker were notable contributors to results. Raytheon has been one of the largest beneficiaries of increasing geopolitical tension over the last year, particularly due to their position in cyber, missile defense, and electronic warfare. Despite the lack of clarity around the defense budget this year, Raytheon experienced strong order growth both internationally and domestically, particularly for missile defense systems and precision guided munitions. Shares of Illinois Tool Works performed well as the company continued to shift from a

Top 10 Holdings

10/31/17

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	4.0%
Microsoft Corp. Information Technology	3.7%
Wells Fargo & Co. Financials	2.9%
Chevron Corp. Energy	2.7%
Raytheon Co. Industrials	2.4%
BlackRock Inc. Financials	2.4%
PepsiCo Inc. Consumer Staples	2.3%
U.S. Bancorp Financials	2.3%
Morgan Stanley Financials	2.2%
Texas Instruments Inc. Information Technology	2.2%

reliance on growing profit margins to focus on solid revenue growth and increasing margins. Stanley Black & Decker acquired the tools business of Newell Brands and the Craftsman brand from Sears3 in March 2017, which drove significant cost synergies and expanded Stanley Black & Decker’s product offering in key categories. The company continued to benefit from expanding market share through innovation in power tools and growth in housing and construction-related end markets, as management continued to pursue a balanced growth strategy.

In contrast, several holdings in the consumer discretionary sector detracted from the Fund’s absolute performance during the 12 months under review. Detractors included toy maker Mattel,4 specialty retailer L Brands4 and consumer and commercial products manufacturer Newell Brands. Mattel suffered from an industry-wide challenge of lower-than-expected toy sales in the US over the holiday season, which resulted in excess inventory coming into 2017, and these trends were exacerbated by unfavorable currency exchange dynamics. L Brands did not perform well during the period as an exit from certain categories in the past year coupled with declining mall traffic led to deteriorating trends at Victoria’s Secret. Poor

3. Not a Fund holding.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EQUITY INCOME FUND

same-store sales combined with lowered merchandise margins drove weakness overall. Revenue growth for Newell Brands has slowed as retailers reassessed how much inventory they want to carry with more product sales moving online. We believe that Newell remains an attractive company with a portfolio positioned for market share gains as cost savings push free cash flow higher.

Elsewhere, notable detractors from the Fund’s performance included industrial conglomerate General Electric (GE); Anadarko Petroleum, an independent oil and gas exploration and production company; Schlumberger, a technology provider to the oil and gas industry; and Kraft Heinz, a producer of processed foods and beverages. GE’s shares have come under pressure as its free cash flow profile has diminished due to weakness across several business segments. New leadership has emerged and is focused on simplifying the organization, divesting assets and improving the company’s free cash flow generation capabilities. Anadarko’s shares declined as the company’s quarterly production disappointed versus growth expectations and the market reacted to a tragic house accident in Colorado linked to a pipeline connected to an Anadarko-owned well. Anadarko began a large share buyback to address its poor performance. Also, the energy sector underperformed the broader equity market during the period, as investors grew impatient with the pace of crude oil market rebalancing, after the Organization of the Petroleum Exporting Countries agreed to limit crude oil production. Shares of Schlumberger weakened over the reporting period due to oil price volatility and ongoing uncertainty related to global spending trends. This uncertainty, along with ongoing weakness in international markets, resulted in lower earnings expectations throughout the period. Kraft Heinz, similar to many other packaged food companies, has experienced soft revenue trends. The company has continued to reduce costs, which has lifted earnings. We believe that revenue trends will improve in 2018 and that earnings growth will remain above peer levels.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

Matthew D. Quinlan

Alan E. Muschott, CFA

Todd Brighton, CFA

Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EQUITY INCOME FUND

Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+18.55%	+11.75%
5-Year	+77.74%	+10.87%
10-Year	+74.53%	+5.10%

Advisor[4]
1-Year	+18.88%	+18.88%
5-Year	+80.07%	+12.48%
10-Year	+78.85%	+5.99%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A	2.69%	1.58%	1.58%

Advisor	3.11%	1.92%	1.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 25 for Performance Summary footnotes.

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FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–10/31/17)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.5819	$0.8885	$1.4704
C	$0.4061	$0.8885	$1.2946
R	$0.5284	$0.8885	$1.4169
R6	$0.6701	$0.8885	$1.5586
Advisor	$0.6446	$0.8885	$1.5331

Total Annual Operating Expenses10

Share Class

A	0.88%

Advisor	0.63%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +91.84% and +7.13%.

5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar: The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

8. Source: Lipper, a Thomson Reuters Company. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/17, there were 537 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	25

FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,077.80	$4.45	$1,020.92	$4.33	0.85%
C	$1,000	$1,073.90	$8.36	$1,017.14	$8.13	1.60%
R	$1,000	$1,076.60	$5.71	$1,019.71	$5.55	1.09%
R6	$1,000	$1,080.10	$2.52	$1,022.79	$2.45	0.48%
Advisor	$1,000	$1,079.10	$3.14	$1,022.18	$3.06	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

26	Annual Report	franklintempleton.com

Franklin Real Return Fund

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks total return that exceeds the rate of inflation over an economic cycle. Under normal market conditions, the Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. The Fund shifts its investments among the following general asset classes: inflation-indexed securities and investment-grade and high yield fixed income securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and short-term non-dollar denominated debt securities.

Portfolio Composition*

Based on Total Net Assets as of 10/31/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**In the SOI, the natural resources sector comprises energy and materials.

***Includes Senior Floating Rate Interests.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a +1.77% cumulative total return. In comparison, the Bloomberg Barclays US TIPS Index, which tracks the universe of inflation-protected notes issued by the US Treasury that have at least one year to final maturity, had a -0.11% total return.1 Also for comparison, the Consumer Price Index for All Urban Consumers - Non-Seasonally Adjusted (CPI-NSA), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 2.04% for the same period.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund uses an active asset allocation strategy to try to achieve its goal of total return that exceeds the rate of inflation over an economic cycle by allocating its assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves and values between and within markets.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

At period-end, more than half of total net assets were invested in Treasury Inflation-Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to management investment companies, natural resources common stocks, foreign government and agency securities, corporate bonds, senior secured floating rate loans, repurchase agreements and other short-term investments. We employed a

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics, bls.gov/cpi.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 63.

franklintempleton.com	Annual Report	27

FRANKLIN REAL RETURN FUND

Dividend Distributions*

11/1/16–10/31/17

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November**	—	—	—	—
December**	—	—	—	—
January**	—	—	—	—
February**	—	—	—	—
March**	—	—	—	—
April	0.88	—	2.92	2.20
May	1.78	1.45	2.13	1.99
June	2.77	2.44	3.12	2.98
July	1.36	1.03	1.71	1.57
August	1.83	1.48	2.20	2.05
September	1.54	1.20	1.89	1.75
October	2.68	2.32	3.10	2.91
Total	12.84	9.92	17.07	15.45

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The Fund paid no dividends due to impact of net currency losses.

non-US dollar strategy to help hedge against potential US dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

During the period, we increased the Fund’s allocations to TIPS and natural resources equities. In contrast, we decreased the Fund’s allocation to foreign government debt securities and senior secured floating rate loans. The Fund’s heaviest allocations were in TIPS and natural resources equities.

The Fund’s investments in foreign government bonds and TIPS helped results. In contrast, the Fund’s foreign currency exposure hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

T. Anthony Coffey, CFA

Kent Burns, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

28	Annual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+1.77%	-2.57%
5-Year	+0.05%	-0.86%
10-Year	+18.98%	+1.31%

Advisor
1-Year	+2.03%	+2.03%
5-Year	+1.24%	+0.25%
10-Year	+22.00%	+2.01%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)
A	3.04%	1.78%	1.56%
Advisor	3.43%	2.12%	1.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 31 for Performance Summary footnotes.

30	Annual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–10/31/17)

Share Class	Net Investment Income
A	$0.1284
C	$0.0992
R6	$0.1707
Advisor	$0.1545

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.93%	1.15%
Advisor	0.68%	0.90%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Barclays US TIPS Index comprises US TIPS rated investment grade (Baa3/BBB- or better) with at least one year to final maturity and at least $250 million par amount outstanding.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	31

FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,007.90	$4.55	$1,020.67	$4.58	0.90%
C	$1,000	$1,004.90	$6.57	$1,018.65	$6.61	1.30%
R6	$1,000	$1,009.00	$2.43	$1,022.79	$2.45	0.48%
Advisor	$1,000	$1,009.10	$3.29	$1,021.93	$3.31	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

32	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Balanced Fund

	Year Ended October 31,
	2017	2016	2015	2014		2013
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.65	$11.40	$11.86	$11.43		$10.64

Income from investment operations[a]:

Net investment income[b]	0.33	0.30	0.30	0.31	[c]	0.27

Net realized and unrealized gains (losses)	0.91	0.31	(0.24)	0.65		1.02

Total from investment operations	1.24	0.61	0.06	0.96		1.29

Less distributions from:

Net investment income	(0.36)	(0.36)	(0.36)	(0.36)		(0.36)

Net realized gains	(0.17)	(—)[d]	(0.16)	(0.17)		(0.14)

Total distributions	(0.53)	(0.36)	(0.52)	(0.53)		(0.50)

Net asset value, end of year	$12.36	$11.65	$11.40	$11.86		$11.43

Total return[e]	10.88%	5.54%	0.51%	8.66%		12.51%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	1.02%	1.06%	1.09%		1.12%

Expenses net of waiver and payments by affiliates[f]	1.00%	1.01%	1.06% [g]	1.09%	[g]	1.10%

Net investment income	2.72%	2.62%	2.56%	2.64%	[c]	2.51%

Supplemental data

Net assets, end of year (000’s)	$2,646,599	$2,532,459	$2,371,133	$2,053,623		$1,354,710

Portfolio turnover rate	34.99%	46.03%	69.23%	40.54%		58.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.55	$11.31	$11.77	$11.34	$10.57

Income from investment operations[a]:

Net investment income[b]	0.24	0.21	0.21	0.23[c]	0.20
Net realized and unrealized gains (losses)	0.90	0.31	(0.23)	0.65	0.99

Total from investment operations	1.14	0.52	(0.02)	0.88	1.19

Less distributions from:

Net investment income	(0.27)	(0.28)	(0.28)	(0.28)	(0.28)
Net realized gains	(0.17)	(—)[d]	(0.16)	(0.17)	(0.14)

Total distributions	(0.44)	(0.28)	(0.44)	(0.45)	(0.42)

Net asset value, end of year	$12.25	$11.55	$11.31	$11.77	$11.34

Total return[e]	10.06%	4.73%	(0.20)%	7.97%	11.62%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.77%	1.77%	1.77%	1.79%	1.82%

Expenses net of waiver and payments by affiliates[f]	1.75%	1.76%	1.77% [g]	1.79% [g]	1.80%

Net investment income	1.97%	1.87%	1.85%	1.94% [c]	1.81%

Supplemental data

Net assets, end of year (000’s)	$633,108	$630,110	$563,419	$492,514	$354,359

Portfolio turnover rate	34.99%	46.03%	69.23%	40.54%	58.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

		Year Ended October 31,
	2017	2016		2015		2014		2013

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.67	$11.42		$11.89		$11.45		$10.66

Income from investment operations[a]:

Net investment income[b]	0.30	0.27		0.27		0.29	[c]	0.26
Net realized and unrealized gains (losses)	0.92	0.32		(0.24)		0.66		1.01

Total from investment operations	1.22	0.59		0.03		0.95		1.27

Less distributions from:

Net investment income	(0.33)	(0.34)		(0.34)		(0.34)		(0.34)

Net realized gains	(0.17)	(—)	[d]	(0.16)		(0.17)		(0.14)

Total distributions	(0.50)	(0.34)		(0.50)		(0.51)		(0.48)

Net asset value, end of year	$12.39	$11.67		$11.42		$11.89		$11.45

Total return	10.66%	5.28%		0.21%		8.51%		12.26%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.27%	1.27%		1.27%		1.29%		1.32%

Expenses net of waiver and payments by affiliates[e]	1.25%	1.26%		1.27%	[f]	1.29%	[f]	1.30%

Net investment income	2.47%	2.37%		2.35%		2.44%	[c]	2.31%

Supplemental data

Net assets, end of year (000’s)	$4,763	$4,482		$4,699		$3,598		$3,253

Portfolio turnover rate	34.99%	46.03%		69.23%		40.54%		58.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.

dAmount rounds to less than $0.01 per share.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

		Year Ended October 31,
	2017	2016		2015	2014		2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.67	$11.42		$11.89	$11.45		$11.08

Income from investment operations[b]:

Net investment income[c]	0.41	0.34		0.35	0.37[d]		0.19

Net realized and unrealized gains (losses)	0.88	0.31		(0.25)	0.65		0.38

Total from investment operations	1.29	0.65		0.10	1.02		0.57

Less distributions from:

Net investment income	(0.40)	(0.40)		(0.41)	(0.41)		(0.20)

Net realized gains	(0.17)	(—)	[e]	(0.16)	(0.17)		—

Total distributions	(0.57)	(0.40)		(0.57)	(0.58)		(0.20)

Net asset value, end of year	$12.39	$11.67		$11.42	$11.89		$11.45

Total return[f]	11.33%	5.90%		0.81%	9.29%		5.15%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.71%	0.73%		0.70%	0.68%		1.82%

Expenses net of waiver and payments by affiliates[h]	0.64%	0.66%		0.67%	0.68%	[i]	0.70%

Net investment income	3.08%	2.97%		2.95%	3.05%	[d]	2.91%

Supplemental data

Net assets, end of year (000’s)	$342	$233		$221	$513		$5

Portfolio turnover rate	34.99%	46.03%		69.23%	40.54%		58.52%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.67	$11.42	$11.88	$11.45	$10.66

Income from investment operations[a]:

Net investment income[b]	0.35	0.29	0.33	0.35[c]	0.30

Net realized and unrealized gains (losses)	0.93	0.35	(0.24)	0.65	1.02

Total from investment operations	1.28	0.64	0.09	1.00	1.32

Less distributions from:

Net investment income	(0.39)	(0.39)	(0.39)	(0.40)	(0.39)

Net realized gains	(0.17)	(—)[d]	(0.16)	(0.17)	(0.14)

Total distributions	(0.56)	(0.39)	(0.55)	(0.57)	(0.53)

Net asset value, end of year.	$12.39	$11.67	$11.42	$11.88	$11.45

Total return	11.21%	5.79%	0.81%	8.97%	12.82%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.77%	0.77%	0.79%	0.82%

Expenses net of waiver and payments by affiliates[e]	0.75%	0.76%	0.77%[f]	0.79%[f]	0.80%

Net investment income	2.97%	2.87%	2.85%	2.94%[c]	2.81%

Supplemental data

Net assets, end of year (000’s)	$243,674	$138,111	$54,881	$41,494	$68,201

Portfolio turnover rate	34.99%	46.03%	69.23%	40.54%	58.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.

dAmount rounds to less than $0.01 per share.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2017

Franklin Balanced Fund

	Country	Shares	Value
Common Stocks 50.3%
Consumer Discretionary 1.6%
The Home Depot Inc.	United States	200,000	$33,156,000
Lowe’s Cos. Inc.	United States	300,000	23,985,000
			57,141,000
Consumer Staples 6.6%
Anheuser-Busch InBev SA/NV, ADR	Belgium	350,000	42,973,000
The Coca-Cola Co.	United States	1,200,000	55,176,000
Kimberly-Clark Corp.	United States	300,000	33,753,000
Philip Morris International Inc.	United States	300,000	31,392,000
The Procter & Gamble Co.	United States	400,000	34,536,000
Walgreens Boots Alliance Inc.	United States	500,000	33,135,000
			230,965,000
Energy 7.5%
Anadarko Petroleum Corp.	United States	475,000	23,450,750
Baker Hughes a GE Co., A	United States	700,000	22,001,000
Chevron Corp.	United States	500,000	57,945,000
Exxon Mobil Corp.	United States	535,000	44,592,250
Halliburton Co.	United States	549,774	23,497,341
Occidental Petroleum Corp.	United States	400,000	25,828,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	719,264	45,335,210
Schlumberger Ltd.	United States	320,000	20,480,000
			263,129,551
Financials 8.0%
Bank of America Corp.	United States	1,496,715	40,995,024
The Charles Schwab Corp.	United States	670,000	30,042,800
JPMorgan Chase & Co.	United States	605,000	60,869,050
The Toronto-Dominion Bank	Canada	750,000	42,637,500
U.S. Bancorp	United States	750,000	40,785,000
Wells Fargo & Co.	United States	1,200,000	67,368,000
			282,697,374
Health Care 5.1%
AstraZeneca PLC, ADR	United Kingdom	985,000	33,982,500
Johnson & Johnson	United States	300,000	41,823,000
Medtronic PLC	United States	300,000	24,156,000
[a] Mylan NV	United States	455,800	16,276,618
Pfizer Inc.	United States	1,810,000	63,458,600
			179,696,718
Industrials 9.9%
General Dynamics Corp.	United States	100,000	20,298,000
General Electric Co.	United States	4,500,000	90,720,000
Honeywell International Inc.	United States	225,000	32,436,000
Northrop Grumman Corp.	United States	125,000	36,941,250
Raytheon Co.	United States	360,000	64,872,000
Republic Services Inc.	United States	560,000	36,439,200
Union Pacific Corp.	United States	385,189	44,601,034
United Technologies Corp.	United States	203,592	24,382,178
			350,689,662

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Information Technology 5.2%
Analog Devices Inc.	United States	150,000	$13,695,000
Cisco Systems Inc.	United States	500,000	17,075,000
Intel Corp.	United States	750,000	34,117,500
Microsoft Corp.	United States	604,000	50,240,720
Oracle Corp.	United States	350,000	17,815,000
Texas Instruments Inc.	United States	530,000	51,245,700

			184,188,920
Materials 2.1%
BASF SE	Germany	400,000	43,628,790
DowDuPont Inc.	United States	400,000	28,924,000

			72,552,790
Real Estate 0.8%
Host Hotels & Resorts Inc.	United States	1,500,000	29,340,000
Telecommunication Services 1.4%
Verizon Communications Inc.	United States	1,000,000	47,870,000
Utilities 2.1%
Entergy Corp.	United States	450,000	38,817,000
The Southern Co.	United States	700,000	36,540,000

			75,357,000

Total Common Stocks (Cost $1,487,245,088)			1,773,628,015

Management Investment Companies (Cost $17,998,125) 0.5%
Financials 0.5%
[b] Franklin Liberty Investment Grade Corporate ETF	United States	750,000	18,585,000
[c] Equity-Linked Securities 8.0%
Consumer Discretionary 2.7%
[d] Deutsche Bank AG into Target Corp., 8.00%, 144A	United States	780,000	46,071,864
[d] Wells Fargo Bank National Assn. into Ford Motor Co., 9.00%, 144A	United States	3,900,000	47,815,307

			93,887,171
Energy 0.5%
[d] The Goldman Sachs Group Inc. into Anadarko Petroleum Corp., 7.00%, 144A	United States	340,000	17,407,804
Information Technology 4.0%
[d] Citigroup Global Markets Holdings Inc. into Analog Devices Inc., 6.50%, 144A	United States	450,000	39,081,679
[d] Credit Suisse AG London into Apple Inc., 6.50%, 144A	United States	190,000	26,236,775
[d] Merrill Lynch International & Co. CV into Microsoft Corp., 6.00%, 144A	United States	600,000	47,794,805
[d] UBS AG London into Intel Corp., 6.00%, 144A	United States	715,000	28,713,392

			141,826,651
Materials 0.8%
[d] The Goldman Sachs Group Inc. into The Mosaic Co., 10.00%, 144A	United States	1,210,000	28,228,574

Total Equity-Linked Securities (Cost $273,348,400)			281,350,200

Convertible Preferred Stocks 2.4%
Health Care 0.6%
Allergan PLC, 5.50%, cvt. pfd	United States	35,102	22,594,806
Real Estate 1.3%
American Tower Corp., 5.50%, cvt. pfd	United States	350,000	44,159,500

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value
Convertible Preferred Stocks (continued)
Utilities 0.5%
NextEra Energy Inc., 6.371%, cvt. pfd	United States	260,000	$18,135,000

Total Convertible Preferred Stocks (Cost $82,585,263)			84,889,306

		Principal Amount*
Convertible Bonds (Cost $15,000,000) 0.4%
Energy 0.4%
Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	$15,000,000	15,168,750

Corporate Bonds 32.6%
Consumer Discretionary 4.2%
[d] Amazon.com Inc., senior note, 144A, 2.40%, 2/22/23	United States	10,000,000	9,941,680
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., senior secured note, first lien, 4.908%, 7/23/25	United States	20,000,000	21,308,532
DISH DBS Corp., senior note, 5.875%, 7/15/22	United States	12,000,000	12,120,000
Dollar General Corp.,
senior bond, 3.25%, 4/15/23	United States	15,000,000	15,407,186
senior bond, 3.875%, 4/15/27	United States	10,000,000	10,448,774
Ford Motor Credit Co. LLC, senior note, 2.551%, 10/05/18	United States	5,000,000	5,031,270
NIKE Inc., senior bond, 2.375%, 11/01/26	United States	20,000,000	19,086,536
[d] Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,843,750
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	7,000,000	6,897,125
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United States	7,000,000	7,498,225
[d] Wynn Macau Ltd., senior bond, 144A, 5.50%, 10/01/27	Macau	25,000,000	25,312,500

			148,895,578

Consumer Staples 4.9%
Anheuser-Busch InBev Finance Inc., senior bond, 4.90%, 2/01/46	Belgium	15,000,000	16,902,918
The Clorox Co., senior bond, 3.10%, 10/01/27	United States	17,500,000	17,471,534
Costco Wholesale Corp., senior note, 2.75%, 5/18/24	United States	30,000,000	30,246,338
CVS Health Corp., senior note, 3.875%, 7/20/25	United States	10,000,000	10,281,287
Kraft Heinz Foods Co.,
senior bond, 3.50%, 6/06/22	United States	10,000,000	10,341,027
senior bond, 3.00%, 6/01/26	United States	20,000,000	19,360,032
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	15,917,048
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	15,000,000	16,160,194
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000	12,772,813
Whole Foods Market Inc., senior note, 5.20%, 12/03/25	United States	20,000,000	23,004,019

			172,457,210

Energy 3.1%
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States	7,215,000	7,840,903
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	15,000,000	15,305,331
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,468,459
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	18,800,000	17,578,000
Nabors Industries Inc., senior note, 5.50%, 1/15/23	United States	20,000,000	19,250,000
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	9,400,000	9,355,199
Sabine Pass Liquefaction LLC, senior secured bond, first lien, 5.00%, 3/15/27	United States	8,200,000	8,828,073
Weatherford International Ltd., senior note, 5.125%, 9/15/20	United States	10,000,000	9,925,000
Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000	15,525,509

			109,076,474

40	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Financials 7.5%
[e] Bank of America Corp., junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	$15,000,000	$16,762,500
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	10,000,000	10,021,737
Capital One Financial Corp., senior note, 3.75%, 3/09/27	United States	10,000,000	10,125,075
[f] Capital One NA, FRN, 2.082%, (3-month USD LIBOR + 0.765%), 9/13/19	United States	15,000,000	15,106,384
Citigroup Inc.,
[e] junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	16,430,400
sub. bond, 4.125%, 7/25/28	United States	10,000,000	10,324,498
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	15,040,599
JPMorgan Chase & Co.,
[e] junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,267,500
[e] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	13,418,860
senior note, 2.295%, 8/15/21	United States	15,000,000	14,943,321
[d] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,761,176
[d] Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,070,838
Morgan Stanley,
senior note, 2.50%, 4/21/21	United States	15,000,000	15,033,640
senior sub. bond, 4.35%, 9/08/26	United States	15,000,000	15,754,013
Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000	15,468,750
[d] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	15,000,000	16,093,125
[e] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter,
Perpetual	United States	12,000,000	12,450,000
Prudential Financial Inc., senior note, 3.50%, 5/15/24	United States	10,000,000	10,435,433
Royal Bank of Scotland Group PLC, sub. note, 5.125%, 5/28/24	United Kingdom	10,400,000	11,125,348
[e] Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000	16,788,750

			265,421,947

Health Care 3.5%
Actavis Funding SCS, senior bond, 4.75%, 3/15/45	United States	4,011,000	4,251,014
[d] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	16,000,000	16,360,000
Baxalta Inc., senior note, 4.00%, 6/23/25	United States	11,900,000	12,488,606
Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000	10,479,784
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,660,870
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	10,000,000	9,562,500
senior secured note, first lien, 6.25%, 3/31/23	United States	16,400,000	15,805,500
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,097,164
[d] Endo Finance LLC/Endo Finco Inc., senior note, 144A, 5.375%, 1/15/23	United States	15,000,000	12,150,000
[d] Tenet Healthcare Corp., senior secured note, second lien, 144A, 7.50%, 1/01/22	United States	9,200,000	9,717,500
[d] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000	5,315,625
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	7,023,875

			123,912,438

Industrials 0.9%
[d] Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	5,831,489	6,163,359
[e] General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter, Perpetual	United States	9,876,000	10,292,569
Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	15,000,000	15,628,434

			32,084,362

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Principal Amount*	Value
Corporate Bonds (continued)
Information Technology 2.3%
[d] Broadcom Corp./Broadcom Cayman Finance Ltd., senior note, 144A, 3.625%, 1/15/24.	United States	$20,000,000	$20,656,840
[d] CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	10,000,000	9,762,500
[d] Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	18,000,000	18,940,045
[d] Western Digital Corp., senior secured note, 144A, 7.375%, 4/01/23	United States	20,000,000	21,950,000
Xilinx Inc., senior note, 2.95%, 6/01/24	United States	10,000,000	10,014,995

			81,324,380

Materials 0.7%
[d] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	4,400,000	4,489,760
senior secured note, 144A, 9.75%, 3/01/22	Australia	12,500,000	14,000,000
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	6,938,750

			25,428,510

Real Estate 2.0%
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	22,375,334
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	10,261,563
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	13,013,452
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,468,870
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	7,800,547

			68,919,766

Telecommunication Services 1.0%
AT&T Inc., senior note, 3.95%, 1/15/25	United States	11,700,000	12,029,694
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	11,050,000
Telefonica Emisiones S.A.U., senior note, 4.57%, 4/27/23	Spain	10,000,000	10,884,000

			33,963,694

Utilities 2.5%
[d] Calpine Corp., senior secured bond, 144A, 5.25%, 6/01/26	United States	15,000,000	15,093,750
Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	20,000,000	19,895,018
[d,e] EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	10,407,850
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	9,751,400
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000	13,552,744
PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	20,000,000	20,272,657

			88,973,419

Total Corporate Bonds (Cost $1,110,085,254)			1,150,457,778

Total Investments before Short Term Investments (Cost $2,986,262,130)			3,324,079,049

Short Term Investments 5.0%
U.S. Government and Agency Securities 2.1%
[g] U.S. Treasury Bill,
11/09/17	United States	50,000,000	49,989,375
1/25/18	United States	25,000,000	24,935,365

Total U.S. Government and Agency Securities (Cost $74,921,320)			74,924,740

Total Investments before Money Market Funds (Cost $3,061,183,450)			3,399,003,789

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)

	Country	Shares	Value

Money Market Funds (Cost $101,275,128) 2.9%
[b,h] Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	101,275,128	$ 101,275,128

Total Investments (Cost $3,162,458,578) 99.2%			3,500,278,917
Other Assets, less Liabilities 0.8%			28,207,939

Net Assets 100.0%			$3,528,486,856

See Abbreviations on page 91.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cSee Note 1(e) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $550,155,773, representing 15.6% of net assets.

ePerpetual security with no stated maturity date.

fThe coupon rate shown represents the rate at period end.

gThe security was issued on a discount basis with no stated coupon rate.

hThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Convertible Securities Fund

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$18.24	$18.00	$18.97	$17.82	$14.93

Income from investment operations[a]:

Net investment income[b]	0.27	0.25	0.24	0.23	0.37

Net realized and unrealized gains (losses)	2.98	0.85	(0.14)	1.32	2.99

Total from investment operations	3.25	1.10	0.10	1.55	3.36

Less distributions from:

Net investment income	(0.47)	(0.50)	(0.39)	(0.33)	(0.47)

Net realized gains	(0.34)	(0.36)	(0.68)	(0.07)	—

Total distributions	(0.81)	(0.86)	(1.07)	(0.40)	(0.47)

Net asset value, end of year	$20.68	$18.24	$18.00	$18.97	$17.82

Total return[c]	18.39%	6.41%	0.66%	8.85%	22.92%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.85%	0.86%	0.86%	0.88%	0.88%

Expenses net of waiver and payments by affiliates[d]	0.84%	0.85%	0.86%[e]	0.88%[e]	0.88%

Net investment income	1.39%	1.44%	1.33%	1.23%	2.25%

Supplemental data

Net assets, end of year (000’s)	$815,491	$768,553	$818,082	$921,134	$844,498

Portfolio turnover rate	27.24%	28.03%	17.30%	23.05%	34.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.98	$17.75	$18.73	$17.60	$14.75

Income from investment operations[a]:

Net investment income[b]	0.12	0.12	0.11	0.09	0.24

Net realized and unrealized gains (losses)	2.93	0.84	(0.16)	1.31	2.97

Total from investment operations	3.05	0.96	(0.05)	1.40	3.21

Less distributions from:

Net investment income	(0.32)	(0.37)	(0.25)	(0.20)	(0.36)

Net realized gains	(0.34)	(0.36)	(0.68)	(0.07)	—

Total distributions	(0.66)	(0.73)	(0.93)	(0.27)	(0.36)

Net asset value, end of year	$20.37	$17.98	$17.75	$18.73	$17.60

Total return[c]	17.49%	5.65%	(0.15)%	8.01%	22.11%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.60%	1.61%	1.61%	1.63%	1.63%

Expenses net of waiver and payments by affiliates[d]	1.59%	1.60%	1.61%[e]	1.63%[e]	1.63%

Net investment income	0.64%	0.69%	0.58%	0.48%	1.50%

Supplemental data

Net assets, end of year (000’s)	$303,243	$293,038	$311,951	$333,034	$273,132

Portfolio turnover rate	27.24%	28.03%	17.30%	23.05%	34.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$18.33	$18.09	$18.99	$19.21

Income from investment operations[b]:

Net investment income[c]	0.34	0.33	0.30	0.19

Net realized and unrealized gains (losses)	3.00	0.84	(0.14)	(0.17)

Total from investment operations	3.34	1.17	0.16	0.02

Less distributions from:

Net investment income.	(0.54)	(0.57)	(0.38)	(0.24)

Net realized gains	(0.34)	(0.36)	(0.68)	—

Total distributions	(0.88)	(0.93)	(1.06)	(0.24)

Net asset value, end of year	$20.79	$18.33	$18.09	$18.99

Total return[d]	18.84%	6.78%	0.99%	0.11%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.49%	0.50%	0.50%	0.51%

Expenses net of waiver and payments by affiliates[f]	0.48%	0.49%	0.50%[g]	0.51%[g]

Net investment income	1.75%	1.80%	1.69%	1.60%

Supplemental data

Net assets, end of year (000’s)	$22,950	$7,154	$5	$3,093

Portfolio turnover rate	27.24%	28.03%	17.30%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$18.24	$18.00	$18.98	$17.83	$14.94

Income from investment operations[a]:

Net investment income[b]	0.32	0.30	0.29	0.28	0.41

Net realized and unrealized gains (losses)	2.98	0.85	(0.15)	1.32	2.99

Total from investment operations	3.30	1.15	0.14	1.60	3.40

Less distributions from:

Net investment income	(0.52)	(0.55)	(0.44)	(0.38)	(0.51)

Net realized gains	(0.34)	(0.36)	(0.68)	(0.07)	—

Total distributions	(0.86)	(0.91)	(1.12)	(0.45)	(0.51)

Net asset value, end of year	$20.68	$18.24	$18.00	$18.98	$17.83

Total return	18.69%	6.68%	0.87%	9.13%	23.21%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.60%	0.61%	0.61%	0.63%	0.63%

Expenses net of waiver and payments by affiliates[c]	0.59%	0.60%	0.61%[d]	0.63%[d]	0.63%

Net investment income	1.64%	1.69%	1.58%	1.48%	2.50%

Supplemental data

Net assets, end of year (000’s)	$1,542,254	$1,080,346	$899,441	$877,190	$387,528

Portfolio turnover rate	27.24%	28.03%	17.30%	23.05%	34.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2017

Franklin Convertible Securities Fund

	Country	Shares	Value
Common Stocks 5.1%
Consumer Staples 1.7%
Tyson Foods Inc.	United States	644,280	$46,974,455

Industrials 1.1%
Arconic Inc.	United States	1,177,470	29,578,046

Information Technology 0.9%
Xilinx Inc.	United States	320,671	23,630,246

Utilities 1.4%
Dominion Energy Inc.	United States	116,194	9,427,981
Exelon Corp.	United States	715,450	28,768,245

			38,196,226

Total Common Stocks (Cost $117,970,000)			138,378,973

Convertible Preferred Stocks 15.1%
Consumer Staples 1.9%
Post Holdings Inc., 2.50%, cvt. pfd	United States	321,200	50,468,550

Health Care 3.0%
Allergan PLC, 5.50%, cvt. pfd	United States	45,500	29,287,895
Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	675,000	38,319,750
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	42,500	12,091,250

			79,698,895

Industrials 4.7%
Rexnord Corp., 5.75%, cvt. pfd	United States	902,500	51,929,850
Stanley Black & Decker Inc., 5.375%, cvt. pfd	United States	445,000	52,630,150
Stericycle Inc., 5.25%, cvt. pfd	United States	380,000	21,637,200

			126,197,200

Information Technology 2.3%
[a] Mandatory Exchangeable Trust, 5.75%, cvt. pfd., 144A	China	291,500	61,131,922

Telecommunication Services 1.6%
T-Mobile U.S. Inc., 5.50%, cvt. pfd	United States	455,000	44,044,000

Utilities 1.6%
Black Hills Corp., 7.75%, cvt. pfd	United States	606,000	42,783,600

Total Convertible Preferred Stocks (Cost $373,357,773)			404,324,167

		Principal Amount*

Convertible Bonds 76.9%
Consumer Discretionary 14.5%
Ctrip.com International Ltd.,
cvt., senior note, 1.25%, 10/15/18	China	$19,200,000	24,336,000
cvt., senior note, 1.25%, 9/15/22	China	20,000,000	20,979,000
Dish Network Corp., cvt., senior bond, 3.375%, 8/15/26	United States	45,900,000	49,600,688
GNC Holdings Inc., cvt., senior note, 1.50%, 8/15/20	United States	5,000,000	3,475,000
[a] Liberty Expedia Holdings, cvt., 144A, 1.00%, 6/30/47	United States	48,450,000	49,661,250
[a] Liberty Interactive LLC, cvt., senior bond, 144A, 1.75%, 9/30/46	United States	37,000,000	41,918,040
Liberty Media Corp.,
cvt., senior bond, 2.25%, 9/30/46	United States	39,000,000	41,023,125
cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	25,522,680
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	52,150,000

48	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)

	Country	Principal Amount*	Value
Convertible Bonds (continued)
Consumer Discretionary (continued)
Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	$37,465,000	$37,207,428
[a] Wayfair Inc., cvt., senior note, 144A, 0.375%, 9/01/22	United States	45,000,000	44,071,875

			389,945,086

Energy 0.1%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	15,200,000	2,052,000

Health Care 13.3%
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000	32,130,375
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	26,094,728
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	11,620,000
[a] Dermira Inc., cvt., senior note, 144A, 3.00%, 5/15/22	United States	41,120,000	44,743,700
[a] DexCom Inc., cvt., senior note, 144A, 0.75%, 5/15/22	United States	21,600,000	19,210,500
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	11,678,580
Illumina Inc., cvt., senior note, 0.50%, 6/15/21	United States	33,000,000	38,053,125
Impax Laboratories Inc., cvt., senior note, 2.00%, 6/15/22	United States	45,000,000	44,775,000
Jazz Investments I Ltd.,
cvt., senior note, 1.875%, 8/15/21	United States	35,000,000	36,137,500
[a] cvt., senior note, 144A, 1.50%, 8/15/24	United States	9,750,000	9,317,344
[a] Neurocrine Biosciences Inc., cvt., senior note, 144A, 2.25%, 5/15/24	United States	44,750,000	51,378,594
Novavax Inc., cvt., senior note, 3.75%, 2/01/23	United States	29,000,000	13,249,375
NuVasive Inc., cvt., senior note, 2.25%, 3/15/21	United States	12,000,000	13,950,000
[a] Pacira Pharmaceuticals Inc., cvt., senior note, 144A, 2.375%, 4/01/22	United States	6,000,000	5,583,750

			357,922,571

Industrials 0.7%
The keyW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000	18,837,500

Information Technology 45.0%
Altaba Inc., cvt., zero cpn., 12/01/18	United States	35,100,000	48,350,250
Blackhawk Network Holdings Inc., cvt., senior note, 1.50%, 1/15/22	United States	42,700,000	42,886,813
Bottomline Technologies (de) Inc., cvt., senior note, 1.50%, 12/01/17	United States	21,400,000	23,406,250
Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000	21,505,000
[a] HubSpot Inc., cvt., 144A, 0.25%, 6/01/22	United States	43,875,000	49,578,750
Inphi Corp., cvt., senior note, 0.75%, 9/01/21	United States	9,600,000	10,014,000
Integrated Device Technology Inc., cvt., senior note, 0.875%, 11/15/22	United States	4,700,000	5,422,625
Intel Corp.,
cvt., junior sub. bond, 3.25%, 8/01/39	United States	8,000,000	17,415,040
[a] cvt., junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	31,920,000
cvt., junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	3,360,000
Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000	9,698,850
[a] Microchip Technology Inc., cvt., senior note, 144A, 1.625%, 2/15/27	United States	45,750,000	57,496,312
Micron Technology Inc., cvt., senior bond, G, 3.00%, 11/15/43	United States	43,000,000	66,865,000
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	10,400,000	64,512,500
NXP Semiconductors NV, cvt., senior note, 1.00%, 12/01/19	Netherlands	35,000,000	43,290,625
Palo Alto Networks Inc., cvt., zero cpn., 7/01/19	United States	28,750,000	40,214,063
Proofpoint Inc., cvt., 0.75%, 6/15/20	United States	39,100,000	50,561,187
[a] Realpage Inc., cvt., 144A, 1.50%, 11/15/22	United States	40,850,000	50,322,094
Red Hat Inc., cvt., senior note, 0.25%, 10/01/19	United States	29,250,000	48,646,406
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18.	United States	35,200,000	54,164,000
ServiceNow Inc., cvt., zero cpn., 11/01/18	United States	35,500,000	60,971,250
[a] Silicon Laboratories Inc., cvt., 144A, 1.375%, 3/01/22	United States	38,700,000	46,585,125
[a] Square Inc., cvt., 144A, 0.375%, 3/01/22	United States	43,000,000	72,938,750
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	11,500,000	59,124,375

franklintempleton.com	Annual Report	49

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)

	Country	Principal Amount*	Value
Convertible Bonds (continued)
Information Technology (continued)
Twitter Inc., cvt., senior note, 1.00%, 9/15/21	United States	$35,000,000	$32,353,125
VeriSign Inc., cvt., junior sub. bond, 3.25%, 8/15/37	United States	11,000,000	34,615,625
Viavi Solutions Inc., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000	41,845,125
[a] Weibo Corp., cvt., senior note, 144A, 1.25%, 11/15/22	China	18,000,000	18,675,000
[a] Workday Inc., cvt., senior note, 144A, 0.25%, 10/01/22	United States	52,500,000	53,189,062
[a] Zillow Group Inc., cvt., senior note, 144A, 2.00%, 12/01/21	United States	43,500,000	47,383,680

			1,207,310,882

Materials 1.9%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	13,900,000	14,160,625
Cemex SAB de CV,
cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	25,620,960
cvt., sub. note, 3.72%, 3/15/20	Mexico	9,750,000	10,402,031

			50,183,616

Real Estate 1.4%
Forest City Enterprises Inc.,
cvt., senior note, 4.25%, 8/15/18	United States	17,110,000	20,232,575
cvt., senior note, A, 3.625%, 8/15/20	United States	15,250,000	17,213,438

			37,446,013

Total Convertible Bonds (Cost $1,729,773,464)			2,063,697,668

		Shares

Escrows and Litigation Trusts (Cost $22,362) 0.0%
[b,c] Motors Liquidation Co., Escrow Account	United States	376,200	—

Total Investments before Short Term Investments
(Cost $2,221,123,599)			2,606,400,808

Short Term Investments (Cost $69,852,661) 2.6%
Money Market Funds 2.6%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	69,852,661	69,852,661

Total Investments (Cost $2,290,976,260) 99.7%			2,676,253,469
Other Assets, less Liabilities 0.3%			7,684,499

Net Assets 100.0%			$2,683,937,968

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $755,105,748, representing 28.1% of net assets.

bNon-income producing.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day yield at period end.

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Equity Income Fund

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.50	$22.99	$23.93	$22.16	$18.01

Income from investment operations[a]:

Net investment income[b]	0.48	0.47	0.55	0.66[c]	0.44

Net realized and unrealized gains (losses)	3.55	0.24	0.26	1.73	4.19

Total from investment operations	4.03	0.71	0.81	2.39	4.63

Less distributions from:

Net investment income	(0.58)	(0.60)	(0.69)	(0.50)	(0.48)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—

Total distributions	(1.47)	(1.20)	(1.75)	(0.62)	(0.48)

Net asset value, end of year	$25.06	$22.50	$22.99	$23.93	$22.16

Total return[d]	18.55%	3.31%	3.72%	10.99%	26.07%

Ratios to average net assets

Expenses[e]	0.86%[f]	0.87%[f]	0.86%[f]	0.87%[f]	0.91%

Net investment income	2.02%	2.13%	2.37%	2.87%[c]	2.19%

Supplemental data

Net assets, end of year (000’s)	$1,753,135	$1,700,712	$1,790,392	$1,762,318	$1,637,089

Portfolio turnover rate	27.18%	50.05%	34.09%	20.15%	33.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	51

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.32	$22.85	$23.79	$22.04	$17.91

Income from investment operations[a]:

Net investment income[b]	0.30	0.30	0.37	0.49[c]	0.28

Net realized and unrealized gains (losses)	3.54	0.23	0.27	1.71	4.18

Total from investment operations	3.84	0.53	0.64	2.20	4.46

Less distributions from:

Net investment income	(0.41)	(0.46)	(0.52)	(0.33)	(0.33)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—

Total distributions	(1.30)	(1.06)	(1.58)	(0.45)	(0.33)

Net asset value, end of year	$24.86	$22.32	$22.85	$23.79	$22.04

Total return[d]	17.73%	2.51%	2.96%	10.14%	25.18%

Ratios to average net assets

Expenses[e]	1.61%[f]	1.62%[f]	1.61%[f]	1.62%[f]	1.66%

Net investment income	1.27%	1.38%	1.62%	2.12%[c]	1.44%

Supplemental data

Net assets, end of year (000’s)	$267,450	$257,156	$250,347	$241,566	$208,325

Portfolio turnover rate	27.18%	50.05%	34.09%	20.15%	33.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

52	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.49	$22.99	$23.93	$22.17	$18.01

Income from investment operations[a]:

Net investment income[b]	0.42	0.41	0.50	0.61[c]	0.39

Net realized and unrealized gains (losses)	3.56	0.24	0.25	1.72	4.20

Total from investment operations	3.98	0.65	0.75	2.33	4.59

Less distributions from:

Net investment income	(0.53)	(0.55)	(0.63)	(0.45)	(0.43)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—

Total distributions	(1.42)	(1.15)	(1.69)	(0.57)	(0.43)

Net asset value, end of year	$25.05	$22.49	$22.99	$23.93	$22.17

Total return	18.29%	3.05%	3.45%	10.67%	25.81%

Ratios to average net assets

Expenses[d]	1.09%[e]	1.11%[e]	1.11%[e]	1.12%[e]	1.16%

Net investment income	1.79%	1.89%	2.12%	2.62%[c]	1.94%

Supplemental data

Net assets, end of year (000’s)	$7,074	$6,395	$6,265	$7,305	$5,844

Portfolio turnover rate	27.18%	50.05%	34.09%	20.15%	33.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	53

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.54	$23.01	$23.95	$22.18	$20.00

Income from investment operations[b]:

Net investment income[c]	0.56	0.43	0.63	0.75[d]	0.26

Net realized and unrealized gains (losses)	3.57	0.37	0.27	1.73	2.18

Total from investment operations	4.13	0.80	0.90	2.48	2.44

Less distributions from:

Net investment income	(0.67)	(0.67)	(0.78)	(0.59)	(0.26)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—

Total distributions	(1.56)	(1.27)	(1.84)	(0.71)	(0.26)

Net asset value, end of year.	$25.11	$22.54	$23.01	$23.95	$22.18

Total return[e]	19.00%	3.72%	4.10%	11.38%	12.30%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.49%	0.49%	2.89%	1.78%	2.16%

Expenses net of waiver and payments by affiliates[g]	0.49%[h]	0.49%[h]	0.48%	0.50%	0.51%

Net investment income	2.39%	2.51%	2.75%	3.24%[d]	2.59%

Supplemental data

Net assets, end of year (000’s)	$12,728	$10,537	$6	$6	$6

Portfolio turnover rate	27.18%	50.05%	34.09%	20.15%	33.18%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.53	$23.02	$23.96	$22.19	$18.02

Income from investment operations[a]:

Net investment income[b]	0.50	0.45	0.60	0.71[c]	0.48

Net realized and unrealized gains (losses)	3.60	0.31	0.27	1.74	4.22

Total from investment operations	4.10	0.76	0.87	2.45	4.70

Less distributions from:

Net investment income	(0.64)	(0.65)	(0.75)	(0.56)	(0.53)

Net realized gains	(0.89)	(0.60)	(1.06)	(0.12)	—

Total distributions	(1.53)	(1.25)	(1.81)	(0.68)	(0.53)

Net asset value, end of year.	$25.10	$22.53	$23.02	$23.96	$22.19

Total return	18.88%	3.53%	3.98%	11.25%	26.48%

Ratios to average net assets

Expenses[d]	0.61%[e]	0.62%[e]	0.61%[e]	0.62%[e]	0.66%

Net investment income	2.27%	2.38%	2.62%	3.12%[c]	2.44%

Supplemental data

Net assets, end of year (000’s)	$147,681	$80,422	$34,577	$30,166	$17,534

Portfolio turnover rate	27.18%	50.05%	34.09%	20.15%	33.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	55

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2017

Franklin Equity Income Fund

	Country	Shares	Value

Common Stocks 86.0%
Consumer Discretionary 3.4%
Lowe’s Cos. Inc.	United States	440,000	$35,178,000
Newell Brands Inc.	United States	615,000	25,079,700
Target Corp.	United States	258,900	15,285,456

			75,543,156

Consumer Staples 7.5%
Anheuser-Busch InBev SA/NV, ADR	Belgium	201,100	24,691,058
The Kraft Heinz Co.	United States	349,100	26,995,903
PepsiCo Inc.	United States	460,500	50,760,915
The Procter & Gamble Co.	United States	452,900	39,103,386
Wal-Mart Stores Inc.	United States	259,600	22,665,676

			164,216,938

Energy 9.1%
Anadarko Petroleum Corp.	United States	163,200	8,057,184
Baker Hughes a GE Co., A	United States	275,000	8,643,250
BP PLC, ADR	United Kingdom	265,000	10,777,550
Chevron Corp.	United States	502,800	58,269,492
Exxon Mobil Corp.	United States	367,234	30,608,954
Occidental Petroleum Corp.	United States	240,000	15,496,800
Royal Dutch Shell PLC, A, ADR	United Kingdom	385,900	24,323,277
Schlumberger Ltd.	United States	328,000	20,992,000
Suncor Energy Inc.	Canada	650,000	22,074,000

			199,242,507

Financials 18.8%
Arthur J. Gallagher & Co.	United States	331,800	21,012,894
Bank of America Corp.	United States	667,200	18,274,608
BB&T Corp.	United States	720,000	35,452,800
BlackRock Inc.	United States	110,500	52,026,715
JPMorgan Chase & Co.	United States	866,000	87,128,260
MetLife Inc.	United States	645,000	34,559,100
Morgan Stanley	United States	956,000	47,800,000
U.S. Bancorp	United States	929,300	50,535,334
Wells Fargo & Co.	United States	1,145,000	64,280,300

			411,070,011

Health Care 9.3%
Eli Lilly & Co.	United States	330,400	27,072,976
Gilead Sciences Inc.	United States	169,441	12,701,297
Johnson & Johnson	United States	144,000	20,075,040
Medtronic PLC	United States	523,000	42,111,960
Merck & Co. Inc.	United States	495,000	27,269,550
Pfizer Inc.	United States	1,174,300	41,170,958
UnitedHealth Group Inc.	United States	161,500	33,950,530

			204,352,311

Industrials 16.2%
Cummins Inc.	United States	212,800	37,640,064
Deere & Co.	United States	121,500	16,144,920
General Electric Co.	United States	2,210,300	44,559,648
Illinois Tool Works Inc.	United States	225,400	35,279,608
Lockheed Martin Corp.	United States	122,600	37,780,416
Norfolk Southern Corp.	United States	149,500	19,647,290
Raytheon Co.	United States	293,500	52,888,700

56	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)

Republic Services Inc.	United States	643,500	$41,872,545
Stanley Black & Decker Inc.	United States	152,380	24,616,989
United Parcel Service Inc., B	United States	161,600	18,992,848
United Technologies Corp.	United States	204,700	24,514,872

			353,937,900

Information Technology 11.8%
Apple Inc.	United States	225,500	38,118,520
Broadcom Ltd.	United States	53,500	14,119,185
Cisco Systems Inc.	United States	901,733	30,794,182
Intel Corp.	United States	628,402	28,586,007
Microsoft Corp.	United States	986,700	82,073,706
Oracle Corp.	United States	323,000	16,440,700
Texas Instruments Inc.	United States	493,000	47,668,170

			257,800,470

Materials 4.4%
BASF SE	Germany	286,500	31,249,121
DowDuPont Inc.	United States	486,900	35,207,739
International Paper Co.	United States	515,900	29,545,593

			96,002,453

Real Estate 1.3%

Host Hotels & Resorts Inc.	United States	1,483,000	29,007,480

Telecommunication Services 1.6%

Rogers Communications Inc., B	Canada	230,300	11,952,570
Verizon Communications Inc.	United States	473,000	22,642,510

			34,595,080

Utilities 2.6%
Dominion Energy Inc.	United States	281,100	22,808,454
Xcel Energy Inc.	United States	673,500	33,351,720

			56,160,174

Total Common Stocks (Cost $1,292,574,052)			1,881,928,480

[a] Equity-Linked Securities 8.7%
Consumer Discretionary 1.4%
[b] Wells Fargo Bank National Assn. into Amazon.com Inc., 5.00%, 144A	United States	33,300	30,738,046

Energy 1.1%
[b] Citigroup Global Markets Holdings Inc. into Anadarko Petroleum Corp., 6.00%, 144A	United States	330,000	16,220,462
[b] Merrill Lynch International & Co. CV into Schlumberger Ltd., 7.00%, 144A	United States	126,000	8,226,897

			24,447,359

Financials 2.4%
[b] Deutsche Bank AG into Bank of America Corp., 6.50%, 144A	United States	880,000	23,055,075
[b] UBS AG London into The Charles Schwab Corp., 6.50%, 144A	United States	695,000	30,600,481

			53,655,556

franklintempleton.com	. Annual Report	57

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)

	Country	Shares	Value
[a] Equity-Linked Securities (continued)
Information Technology 3.8%
[b] Barclays Bank PLC into Broadcom Ltd., 7.50%, 144A	United States	99,300	$24,628,558
[b] Goldman Sachs International into Apple Inc., 6.00%, 144A	United States	140,000	22,933,525
[b] UBS AG London into Intel Corp., 7.00%, 144A	United States	825,000	34,849,393

			82,411,476

Total Equity-Linked Securities (Cost $177,028,430)			191,252,437

Convertible Preferred Stocks 3.7%
Health Care 1.8%
Allergan PLC, 5.50%, cvt. pfd	United States	23,200	14,933,608
Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	440,000	24,978,800

			39,912,408

Utilities 1.9%
NextEra Energy Inc., 6.371%, cvt. pfd	United States	575,000	40,106,250

Total Convertible Preferred Stocks (Cost $74,349,838)			80,018,658

Total Investments before Short Term Investments (Cost $1,543,952,320)			2,153,199,575

Short Term Investments (Cost $36,691,548) 1.7%

Money Market Funds 1.7%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	36,691,548	36,691,548

Total Investments (Cost $1,580,643,868) 100.1%			2,189,891,123
Other Assets, less Liabilities (0.1)%			(1,822,450)

Net Assets 100.0%			$2,188,068,673

See Abbreviations on page 91.

aSee Note 1(e) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $191,252,437, representing 8.7% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day yield at period end.

58	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Real Return Fund

	Year Ended October 31,
	2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.09	$9.92	$10.66	$10.82	$10.94

Income from investment operations[a]:

Net investment income[b]	0.17	0.12	0.05	0.14	0.15

Net realized and unrealized gains (losses)	0.01	0.15	(0.72)	(0.06)	(0.01)

Total from investment operations	0.18	0.27	(0.67)	0.08	0.14

Less distributions from:

Net investment income and net foreign currency gains	(0.13)	(0.09)	(0.07)	(0.24)	(0.26)

Tax return of capital	—	(0.01)	—	—	—

Total distributions	(0.13)	(0.10)	(0.07)	(0.24)	(0.26)

Net asset value, end of year	$10.14	$10.09	$9.92	$10.66	$10.82

Total return[c]	1.77%	2.77%	(6.32)%	0.75%	1.34%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.17%	1.12%	1.10%	1.10%	1.08%

Expenses net of waiver and payments by affiliates[d]	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	1.69%	1.18%	0.43%	1.34%	1.35%

Supplemental data

Net assets, end of year (000’s)	$146,866	$161,541	$185,743	$248,313	$327,285

Portfolio turnover rate	32.44%	31.82%	26.57%	33.02%	27.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	59

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.00	$9.82	$10.59	$10.76	$10.87

Income from investment operations[a]:

Net investment income[b]	0.13	0.08	—[c]	0.10	0.10

Net realized and unrealized gains (losses)	—[c]	0.16	(0.71)	(0.07)	0.01

Total from investment operations	0.13	0.24	(0.71)	0.03	0.11

Less distributions from:

Net investment income and net foreign currency gains	(0.10)	(0.05)	(0.06)	(0.20)	(0.22)

Tax return of capital	—	(0.01)	—	—	—

Total distributions	(0.10)	(0.06)	(0.06)	(0.20)	(0.22)

Net asset value, end of year	$10.03	$10.00	$9.82	$10.59	$10.76

Total return[d]	1.30%	2.44%	(6.70)%	0.22%	1.03%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.57%	1.52%	1.50%	1.50%	1.48%

Expenses net of waiver and payments by affiliates[e]	1.30%	1.30%	1.30%	1.30%	1.30%

Net investment income	1.29%	0.78%	0.04%	0.94%	0.95%

Supplemental data

Net assets, end of year (000’s)	$33,844	$39,568	$48,084	$68,188	$83,666

Portfolio turnover rate	32.44%	31.82%	26.57%	33.02%	27.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.15	$9.98	$10.68	$10.85	$11.01

Income from investment operations[b]:

Net investment income[c]	0.22	0.16	0.10	0.21	0.09

Net realized and unrealized gains (losses)	(0.01)	0.16	(0.72)	(0.10)	(0.10)

Total from investment operations	0.21	0.32	(0.62)	0.11	(0.01)

Less distributions from:

Net investment income and net foreign currency gains	(0.17)	(0.14)	(0.08)	(0.28)	(0.15)

Tax return of capital	—	(0.01)	—	—	—

Total distributions	(0.17)	(0.15)	(0.08)	(0.28)	(0.15)

Net asset value, end of year	$10.19	$10.15	$9.98	$10.68	$10.85

Total return[d]	2.09%	3.25%	(5.87)%	1.04%	(0.06)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.72%	0.71%	0.71%	0.70%	2.43%

Expenses net of waiver and payments by affiliates[f]	0.49%	0.50%	0.50%	0.52%	0.52%

Net investment income	2.11%	1.58%	0.83%	1.72%	1.73%

Supplemental data

Net assets, end of year (000’s)	$5,727	$5,326	$1,730	$2,034	$5

Portfolio turnover rate	32.44%	31.82%	26.57%	33.02%	27.91%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	61

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.13	$9.96	$10.68	$10.85	$10.97

Income from investment operations[a]:

Net investment income[b]	0.20	0.14	0.05	0.18	0.18

Net realized and unrealized gains (losses)	—[c]	0.16	(0.70)	(0.08)	(0.01)

Total from investment operations	0.20	0.30	(0.65)	0.10	0.17

Less distributions from:

Net investment income and net foreign currency gains	(0.15)	(0.12)	(0.07)	(0.27)	(0.29)

Tax return of capital	—	(0.01)	—	—	—

Total distributions	(0.15)	(0.13)	(0.07)	(0.27)	(0.29)

Net asset value, end of year	$10.18	$10.13	$9.96	$10.68	$10.85

Total return	2.03%	3.04%	(6.08)%	0.91%	1.60%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.92%	0.87%	0.85%	0.85%	0.83%

Expenses net of waiver and payments by affiliates[d]	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.94%	1.43%	0.68%	1.59%	1.60%

Supplemental data

Net assets, end of year (000’s)	$40,077	$35,215	$37,758	$65,958	$28,042

Portfolio turnover rate	32.44%	31.82%	26.57%	33.02%	27.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

62	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2017

Franklin Real Return Fund

	Country	Shares	Value
Common Stocks 9.2%
Energy 5.4%
Anadarko Petroleum Corp.	United States	23,700	$1,170,069
Canadian Natural Resources Ltd.	Canada	33,700	1,176,130
Chevron Corp.	United States	13,700	1,587,693
Exxon Mobil Corp.	United States	15,277	1,273,338
Halliburton Co.	United States	33,300	1,423,242
Noble Energy Inc.	United States	27,400	763,638
Occidental Petroleum Corp.	United States	18,200	1,175,174
Pioneer Natural Resources Co.	United States	4,700	703,449
Royal Dutch Shell PLC, A, ADR	United Kingdom	19,800	1,247,994
Schlumberger Ltd.	United States	20,850	1,334,400
[a] Weatherford International PLC	United States	119,400	414,318

			12,269,445

Materials 3.8%
Agrium Inc.	Canada	8,800	958,496
BHP Billiton PLC, ADR	United Kingdom	32,700	1,187,664
DowDuPont Inc.	United States	26,600	1,923,446
[a] Freeport-McMoRan Inc.	United States	53,046	741,583
Goldcorp Inc.	Canada	101,600	1,326,896
Nucor Corp.	United States	21,000	1,214,430
Rio Tinto PLC, ADR	United Kingdom	27,700	1,327,661

			8,680,176

Total Common Stocks (Cost $21,881,536)			20,949,621

Management Investment Companies 9.7%
Diversified Financials 1.9%
[b] Franklin Lower Tier Floating Rate Fund	United States	305,899	3,187,463
[b] Franklin Middle Tier Floating Rate Fund	United States	112,671	1,106,430

			4,293,893

Real Estate 7.8%
SPDR Dow Jones REIT ETF	United States	193,000	17,653,710

Total Management Investment Companies
(Cost $13,515,161)			21,947,603

		Principal Amount*

Corporate Bonds 4.4%
Consumer Services 0.1%
MGM Resorts International, senior note, 7.75%, 3/15/22	United States	200,000	232,810

Energy 1.5%
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	196,000	211,619
CONSOL Energy Inc.,	United States	300,000	307,500
senior note, 5.875%, 4/15/22
senior note, 8.00%, 4/01/23	United States	600,000	645,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,000,000	1,130,000
Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 2/01/21	United States	1,000,000	1,085,383

			3,379,502

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STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services 0.5%
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	$1,097,500

Materials 0.3%
[c] Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	700,000	723,184

Media 0.6%
[c] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	300,000	312,750
CSC Holdings LLC, senior note, 6.75%, 11/15/21.	United States	1,000,000	1,105,000

			1,417,750

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
[c] Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,000,000	988,750

Telecommunication Services 0.9%
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	967,200
[c] Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	1,000,000	1,087,500

			2,054,700

Total Corporate Bonds (Cost $9,421,222)			9,894,196

[d,e] Senior Floating Rate Interests 1.8%
Automobiles & Components 0.1%
TI Group Automotive Systems LLC, Initial US Term Loan, 3.992%, (LIBOR + 2.75%), 6/30/22	United States	119,126	119,684

Capital Goods 0.1%
Allison Transmission Inc., Term Loans, 3.25%, (LIBOR + 2.00%), 9/23/22	United States	86,085	86,693
Harsco Corp., Initial Term Loan, 6.25%, (LIBOR + 5.00%), 11/02/23	United States	29,152	29,687
Leidos Innovations Corp., Term Loan B, 3.25%, (LIBOR + 2.00%), 8/16/23	United States	22,578	22,759

			139,139

Commercial & Professional Services 0.0%†
KAR Auction Services Inc., Term Loan B, 3.875%, (LIBOR + 2.50%), 3/09/23	United States	71,478	72,044

Consumer Services 0.0%†
Aristocrat Technologies Inc., Term B-2 Loans, 3.363%, (LIBOR + 2.00%), 10/20/21	United States	16,979	17,107
Greektown Holdings LLC, Initial Term Loan, 4.242%, (LIBOR + 3.00%), 4/25/24	United States	31,044	31,204

			48,311

Diversified Financials 0.0%†
Russell Investments US Institutional Holdco Inc., Term Loan B, 5.485%, (LIBOR + 4.25%), 6/01/23	United States	34,736	35,206

Energy 0.2%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.992%, (LIBOR + 5.75%), 8/14/20	United States	182,994	180,707
Fieldwood Energy LLC, Loans, 4.208%, (LIBOR + 2.875%), 10/01/18	United States	404,913	389,222

			569,929

Food, Beverage & Tobacco 0.1%
JBS USA LUX SA, New Initial Term Loans, 3.739%, (LIBOR + 2.50%), 10/30/22	Brazil	180,393	177,800

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STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

	Country	Principal Amount*	Value
[d,e] Senior Floating Rate Interests (continued)
Household & Personal Products 0.1%
FGI Operating Co. LLC, Term B Loans, 5.50%, (LIBOR + 4.25%), 4/19/19	United States	357,185	$262,235
Spectrum Brands Inc., USD Term Loans, 3.242% - 3.312%, (LIBOR + 2.00%), 6/23/22	United States	3,687	3,716

			265,951

Materials 0.2%
Chemours Co., Tranche B-1 US Term Loans, 3.75%, (LIBOR + 2.50%), 5/12/22	United States	202,560	204,776
Cyanco Intermediate Corp., Initial Term Loan, 5.742%, (LIBOR + 4.50%), 5/01/20	United States	54,305	54,882
OCI Beaumont LLC, Term B-3 Loan, 8.064%, (LIBOR + 6.75%), 8/20/19	United States	123,439	125,342
Oxbow Carbon LLC, Tranche B Term Loan, 4.742%, (LIBOR + 3.50%), 1/19/20	United States	60,555	61,387

			446,387

Media 0.2%
Altice US Finance I Corp., March 2017 Refinancing Term Loan
Commitments, 3.492%, (LIBOR + 2.25%), 7/28/25	United States	25,063	25,083
AMC Entertainment Holdings Inc.,	United States	9,718	9,706
2016 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/23
Initial Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/22	United States	15,162	15,192
Charter Communications Operating LLC, Term Loan A-1, 3.00%, (LIBOR + 1.75%), 5/18/21	United States	129,500	129,673
CSC Holdings LLC (Cablevision), March 2017 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 7/17/25.	United States	120,480	120,329
Lions Gate Entertainment Corp., Term A Loan, 3.242%, (LIBOR + 2.00%), 12/08/21	United States	65,402	65,586

			365,569

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.50%, (LIBOR + 4.25%), 4/29/24	United States	198,251	201,076
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.452%, (LIBOR + 2.25%), 1/31/25	United States	196,592	197,507
RPI Finance Trust, Term A-3 Loan, 3.083%, (LIBOR + 1.75%), 10/14/21	United States	36,654	36,723
Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.99%, (LIBOR + 4.75%), 4/01/22	United States	103,611	105,736

			541,042

Retailing 0.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.75%, (LIBOR + 4.50%), 8/21/22	United States	227,105	198,078
Dollar Tree Inc., Term A-1 Loans, 2.75%, (LIBOR + 1.50%), 7/06/20	United States	50,790	50,678
PetSmart Inc., Tranche B-2 Loans, 4.24%, (LIBOR + 3.00%), 3/11/22	United States	192,162	165,590

			414,346

Semiconductors & Semiconductor Equipment 0.1%
MKS Instruments Inc., Tranche B-3 Term Loans, 3.492%, (LIBOR + 2.25%), 4/29/23	United States	38,417	38,795
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.492%, (LIBOR + 2.25%), 3/31/23	United States	204,870	206,012

			244,807

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STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

	Country	Principal Amount*			Value
[d,e] Senior Floating Rate Interests (continued)
Software & Services 0.1%
Global Payments Inc., Term A-2 Loan, 2.952%, (LIBOR + 1.75%), 5/02/22	United States	78,728			$78,777
Rackspace Hosting Inc., 2017 Refinancing Term B Loans, 4.311%, (LIBOR + 3.00%), 11/03/23	United States	48,710			48,706

					127,483

Technology Hardware & Equipment 0.0%†
Ciena Corp., Refinancing Term Loan, 3.739%, (LIBOR + 2.50%), 1/28/22	United States	26,110			26,240
Western Digital Corp., US Term B-2 Loan, 3.99%, (LIBOR + 2.75%), 4/29/23	United States	66,655			67,135

					93,375

Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.25%, (LIBOR + 3.00%), 10/05/23	United States	24,354			24,004
Global Tel*Link Corp., Term Loan, 5.333%, (LIBOR + 4.00%), 5/23/20	United States	26,318			26,643

					50,647

Transportation 0.1%
Air Canada, Term Loan, 3.568%, (LIBOR + 2.25%), 10/06/23	Canada	6,423			6,470
Navios Maritime Midstream Partners LP, Term Loan, 5.83%, (LIBOR + 4.50%), 6/18/20	Marshall Islands	85,051			84,839
United Airlines Inc., Class B Term Loans, 3.63%, (LIBOR + 2.25%), 4/01/24 .	United States	32,319			32,509
XPO Logistics Inc., Loans, 3.599%, (LIBOR + 2.25%), 11/01/21	United States	89,706			90,322

					214,140

Utilities 0.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.84%, (LIBOR + 3.50%), 6/28/23	United States	15,298			15,432
NRG Energy Inc., Term Loans, 3.583%, (LIBOR + 2.25%), 6/30/23	United States	118,500			118,871

					134,303

Total Senior Floating Rate Interests (Cost $4,160,584)					4,060,163

Foreign Government and Agency Securities 8.6%
Government of Hungary, senior note, 6.375%, 3/29/21	Hungary	620,000			694,648
Government of Indonesia, senior bond, FR53, 8.25%, 7/15/21	Indonesia	58,500,000,000		IDR	4,574,320
Government of Malaysia, senior note, 3.58%, 9/28/18	Malaysia	7,650,000		MYR	1,816,043
Government of Mexico, M, 4.75%, 6/14/18	Mexico	1,124,000	[f]	MXN	5,781,413
Nota Do Tesouro Nacional,
10.00%, 1/01/21	Brazil	17,200	[g]	BRL	5,395,081
[h] Index Linked, 6.00%, 8/15/18	Brazil	1,270	[g]	BRL	1,202,491

Total Foreign Government and Agency Securities (Cost $18,665,443)					19,463,996

U.S. Government and Agency Securities 62.6%
[i] U.S. Treasury Note,
Index Linked, 1.625%, 1/15/18	United States	29,881,802			30,023,235
Index Linked, 2.125%, 1/15/19	United States	38,876,820			39,993,517
Index Linked, 0.125%, 4/15/19	United States	22,211,117			22,274,525
Index Linked, 1.875%, 7/15/19	United States	24,145,027			25,114,040
Index Linked, 1.375%, 1/15/20	United States	2,384,044			2,464,851
Index Linked, 0.125%, 4/15/20	United States	9,959,002			9,995,757

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STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

	Country	Principal Amount*	Value
U.S. Government and Agency Securities (continued)
[i] U.S. Treasury Note, (continued)
Index Linked, 0.125%, 4/15/21	United States	12,015,452	$12,038,333

Total U.S. Government and Agency Securities (Cost $141,998,485)			141,904,258

Total Investments before Short Term Investments (Cost $209,642,431)			218,219,837

Short Term Investments (Cost $8,548,043) 3.8%

Repurchase Agreements 3.8%
[j] Joint Repurchase Agreement, 1.031%, 11/01/17
(Maturity Value $8,548,288)
BNP Paribas Securities Corp. (Maturity Value $7,549,249)
Deutsche Bank Securities Inc. (Maturity Value $524,523)
HSBC Securities (USA) Inc. (Maturity Value $431,347)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $43,169)
Collateralized by U.S. Government Agency Securities, 1.50% - 2.00%, 1/17/20 - 1/05/22; [k]U.S. Treasury Bill, 11/24/17; and U.S. Treasury Note, 0.75% - 2.00%, 2/28/18 - 8/31/22 (valued at $8,742,950)	United States	8,548,043	8,548,043

Total Investments (Cost $218,190,474) 100.1%			226,767,880
Other Assets, less Liabilities (0.1)%			(253,807)

Net Assets 100.0%			$226,514,073

See Abbreviations on page 91.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $3,323,803, representing 1.5% of net assets.

dThe coupon rate shown represents the rate at period end.

eSee Note 1(f) regarding senior floating rate interests.

fPrincipal amount is stated in 100 Mexican Peso Units.

gPrincipal amount is stated in 1,000 Brazilian Real Units.

hRedemption price at maturity is adjusted for inflation. See Note 1(h).

iPrincipal amount of security is adjusted for inflation. See Note 1(h).

jSee Note 1(c) regarding joint repurchase agreement.

kThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities

October 31, 2017

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,043,185,325	$2,221,123,599	$1,543,952,320	$205,488,648
Cost - Controlled affiliates (Note 3f)	17,998,125	—	—	—
Cost - Non-controlled affiliates (Note 3f)	101,275,128	69,852,661	36,691,548	4,153,783
Cost - Unaffiliated repurchase agreements	—	—	—	8,548,043

Value - Unaffiliated issuers	$3,380,418,789	$2,606,400,808	$2,153,199,575	$213,925,944
Value - Controlled affiliates (Note 3f)	18,585,000	—	—	—
Value - Non-controlled affiliates (Note 3f)	101,275,128	69,852,661	36,691,548	4,293,893
Value - Unaffiliated repurchase agreements	—	—	—	8,548,043
Cash	691,602	—	—	6,006
Foreign currency, at value (cost $—, $—, $— and $82,750, respectively)	—	—	—	82,640
Receivables:
Investment securities sold	17,513,595	—	—	15,133
Capital shares sold	3,035,347	6,384,441	1,127,311	66,403
Dividends and interest	15,481,798	9,374,928	2,193,998	1,085,547
Affiliates	—	—	—	80,441
Other assets	1,009	654	627	73

Total assets	3,537,002,268	2,692,013,492	2,193,213,059	228,104,123

Liabilities:
Payables:
Capital shares redeemed	4,537,103	6,013,086	2,940,822	1,265,640
Management fees	1,865,699	1,001,689	826,269	70,650
Distribution fees	1,107,521	428,682	602,048	50,586
Transfer agent fees	854,338	542,226	681,049	131,841
Distributions to shareholders	—	—	—	22,262
Deferred tax	—	—	—	20,403
Accrued expenses and other liabilities	150,751	89,841	94,198	28,668

Total liabilities	8,515,412	8,075,524	5,144,386	1,590,050

Net assets, at value	$3,528,486,856	$2,683,937,968	$2,188,068,673	$226,514,073

Net assets consist of:
Paid-in capital	$3,128,605,153	$2,188,789,820	$1,521,694,518	$248,745,659
Undistributed net investment income	6,028,150	—	3,531,137	—
Distributions in excess of net investment income	—	(26,290,348)	—	(2,022,005)
Net unrealized appreciation (depreciation)	337,830,269	385,277,209	609,246,758	8,542,869
Accumulated net realized gain (loss)	56,023,284	136,161,287	53,596,260	(28,752,450)

Net assets, at value	$3,528,486,856	$2,683,937,968	$2,188,068,673	$226,514,073

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2017

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Class A:
Net assets, at value	$2,646,599,370	$815,491,123	$1,753,135,250	$146,866,027

Shares outstanding	214,127,080	39,442,275	69,952,997	14,489,768

Net asset value per share[a]	$12.36	$20.68	$25.06	$10.14

Maximum offering price per share (net asset value per share ÷ 94.25%, 94.25%, 94.25% and 95.75%, respectively)	$13.11	$21.94	$26.59	$10.59

Class C:
Net assets, at value	$633,108,403	$303,242,663	$267,450,131	$33,843,903

Shares outstanding	51,681,820	14,886,273	10,759,264	3,373,014

Net asset value and maximum offering price per share[a]	$12.25	$20.37	$24.86	$10.03

Class R:
Net assets, at value	$4,762,897		$7,074,107

Shares outstanding	384,376		282,349

Net asset value and maximum offering price per share	$12.39		$25.05

Class R6:
Net assets, at value	$342,201	$22,949,933	$12,728,129	$5,727,284

Shares outstanding	27,611	1,103,771	506,845	561,920

Net asset value and maximum offering price per share	$12.39	$20.79	$25.11	$10.19

Advisor Class:
Net assets, at value	$243,673,985	$1,542,254,249	$147,681,056	$40,076,859

Shares outstanding	19,673,404	74,575,087	5,883,289	3,938,001

Net asset value and maximum offering price per share	$12.39	$20.68	$25.10	$10.18

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended October 31, 2017

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Investment income:
Dividends:
Unaffiliated issuers	$ 74,689,160	$ 29,353,254	$ 61,594,907	$ 1,280,321
Controlled affiliates (Note 3f)	548,036	—	—	—
Non-controlled affiliates (Note 3f)	530,136	395,743	163,605	344,908
Interest:
Unaffiliated issuers:
Inflation principal adjustments	—	—	—	2,742,897
Paid in cash	53,570,153	23,233,232	—	1,880,608

Total investment income	129,337,485	52,982,229	61,758,512	6,248,734

Expenses:
Management fees (Note 3a)	21,886,695	11,039,402	9,924,848	1,505,023
Distribution fees: (Note 3c)
Class A	6,537,445	1,910,362	4,354,820	398,172
Class C	6,503,582	2,965,457	2,690,067	246,781
Class R	24,501	—	34,698	—
Transfer agent fees: (Note 3e)
Class A	3,039,983	952,751	2,330,197	325,718
Class C	756,451	369,746	359,875	77,604
Class R	5,705	—	9,568	—
Class R6	470	1,546	712	488
Advisor Class	229,484	1,624,512	155,120	79,883
Custodian fees (Note 4)	34,704	19,446	20,786	16,426
Reports to shareholders	272,789	176,008	195,634	37,261
Registration and filing fees	168,327	123,702	122,335	70,489
Professional fees	77,639	64,330	73,416	52,139
Trustees’ fees and expenses	33,123	21,736	20,679	2,353
Other	83,001	26,188	46,475	16,349

Total expenses	39,653,899	19,295,186	20,339,230	2,828,686
Expense reductions (Note 4)	(3,374)	(1,219)	(627)	(835)
Expenses waived/paid by affiliates (Note 3f and 3g)	(574,277)	(352,957)	(169,895)	(626,740)

Net expenses	39,076,248	18,941,010	20,168,708	2,201,111

Net investment income	90,261,237	34,041,219	41,589,804	4,047,623

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	78,198,737	164,567,291	69,635,871	(1,836,081)
Written options	7,089,033	—	72,846	—
Foreign currency transactions	16,849	—	(10,790)	(31,221)
Forward exchange contracts	—	—	—	249,917

Net realized gain (loss)	85,304,619	164,567,291	69,697,927	(1,617,385)

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended October 31, 2017

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	$175,800,208	$204,363,980	$251,153,167	$1,766,124
Controlled affiliates (Note 3f)	586,875	—	—	—
Non-controlled affiliates (Note 3f)	—	—	—	(19,510)
Translation of other assets and liabilities denominated in foreign currencies	19,325	—	18,314	(15,933)
Forward exchange contracts	—	—	—	(54,624)
Written options	279,921	—	—	—
Change in deferred taxes on unrealized appreciation	—	—	—	(1,402)

Net change in unrealized appreciation (depreciation)	176,686,329	204,363,980	251,171,481	1,674,655

Net realized and unrealized gain (loss)	261,990,948	368,931,271	320,869,408	57,270

Net increase (decrease) in net assets resulting from operations	$352,252,185	$402,972,490	$362,459,212	$4,104,893

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Balanced Fund		Franklin Convertible Securities Fund
	Year Ended October 31,		Year Ended October 31,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$90,261,237	$78,519,243	$34,041,219	$29,650,370
Net realized gain (loss)	85,304,619	70,229,504	164,567,291	70,272,718
Net change in unrealized appreciation (depreciation)	176,686,329	22,673,744	204,363,980	35,403,730

Net increase (decrease) in net assets resulting from operations	352,252,185	171,422,491	402,972,490	135,326,818

Distributions to shareholders from:
Net investment income:
Class A	(78,196,064)	(79,181,917)	(18,543,170)	(21,449,948)
Class C	(14,807,257)	(15,011,956)	(5,076,900)	(6,322,161)
Class R	(133,912)	(131,468)	—	—
Class R6	(24,051)	(8,352)	(292,682)	(89,054)
Advisor Class	(6,366,506)	(2,775,337)	(34,146,214)	(28,889,795)
Net realized gains:
Class A	(36,628,258)	(196,452)	(13,915,081)	(15,784,677)
Class C	(9,315,539)	(49,077)	(5,462,741)	(6,225,597)
Class R	(65,313)	(340)	—	—
Class R6	(3,394)	(18)	(160,359)	(98)
Advisor Class	(2,130,727)	(10,279)	(20,367,621)	(15,633,159)

Total distributions to shareholders	(147,671,021)	(97,365,196)	(97,964,768)	(94,394,489)

Capital share transactions: (Note 2)
Class A	(40,657,348)	102,305,345	(49,842,077)	(54,566,518)
Class C	(35,085,152)	53,175,745	(27,199,180)	(21,791,985)
Class R	(4,205)	(287,996)	—	—
Class R6	54,098	5,265	14,196,058	6,867,487
Advisor Class	94,203,381	81,786,363	292,684,054	148,171,070

Total capital share transactions	18,510,774	236,984,722	229,838,855	78,680,054

Net increase (decrease) in net assets	223,091,938	311,042,017	534,846,577	119,612,383
Net assets:
Beginning of year	3,305,394,918	2,994,352,901	2,149,091,391	2,029,479,008

End of year	$3,528,486,856	$3,305,394,918	$2,683,937,968	$2,149,091,391

Undistributed net investment income included in net assets:
End of year	$6,028,150	$—	$—	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(1,700,359)	$(26,290,348)	$(14,288,410)

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Equity Income Fund		Franklin Real Return Fund
	Year Ended October 31,		Year Ended October 31,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$41,589,804	$42,110,358	$4,047,623	$2,879,106
Net realized gain (loss)	69,697,927	94,010,493	(1,617,385)	(17,568,660)
Net change in unrealized appreciation (depreciation)	251,171,481	(69,788,269)	1,674,655	20,787,529

Net increase (decrease) in net assets resulting from operations	362,459,212	66,332,582	4,104,893	6,097,975

Distributions to shareholders from:
Net investment income:
Class A	(42,489,638)	(47,097,269)	(1,941,335)	(1,562,108)
Class C	(4,618,552)	(5,251,049)	(353,587)	(215,455)
Class R	(158,369)	(152,076)	—	—
Class R6	(321,585)	(180,060)	(94,114)	(21,887)
Advisor Class	(3,122,071)	(1,422,902)	(611,165)	(429,016)
Net realized gains:
Class A	(66,068,336)	(46,499,582)	—	—
Class C	(10,179,480)	(6,537,589)	—	—
Class R	(270,558)	(161,343)	—	—
Class R6	(407,606)	(149)	—	—
Advisor Class	(3,358,229)	(889,611)	—	—
Tax return of capital:
Class A	—	—	—	(243,513)
Class C	—	—	—	(62,428)
Class R6	—	—	—	(3,525)
Advisor Class	—	—	—	(50,006)

Total distributions to shareholders	(130,994,424)	(108,191,630)	(3,000,201)	(2,587,938)

Capital share transactions: (Note 2)
Class A	(135,418,963)	(53,673,051)	(15,477,267)	(26,641,058)
Class C	(18,455,576)	12,513,162	(5,864,126)	(9,129,554)
Class R	(80,399)	252,727	—	—
Class R6	936,862	9,967,087	374,554	3,570,373
Advisor Class	54,400,800	46,433,315	4,725,881	(2,973,664)

Total capital share transactions	(98,617,276)	15,493,240	(16,240,958)	(35,173,903)

Net increase (decrease) in net assets	132,847,512	(26,365,808)	(15,136,266)	(31,663,866)
Net assets:
Beginning of year	2,055,221,161	2,081,586,969	241,650,339	273,314,205

End of year	$2,188,068,673	$2,055,221,161	$226,514,073	$241,650,339

Undistributed net investment income included in net assets:
End of year	$3,531,137	$2,339,414	$—	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$—	$(2,022,005)	$(4,592,709)

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balanced Fund
Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Convertible Securities Fund
Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on

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a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase

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1.  Organization and Significant Accounting Policies (continued)

c.  Joint Repurchase Agreement (continued)

agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on October 31, 2017.

d.  Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

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Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e.  Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

f.  Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

g.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its

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1.  Organization and Significant Accounting

Policies (continued)

g.  Income and Deferred Taxes (continued)

technical merits. As of October 31, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2.  Shares of Beneficial Interest

At October 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Balanced Fund		Franklin Convertible Securities Fund

	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2017
Shares sold	41,122,848	$493,473,430	10,813,117	$208,458,475
Shares issued in reinvestment of distributions	9,374,533	112,108,534	1,667,207	30,768,242
Shares redeemed	(53,839,472)	(646,239,312)	(15,184,687)	(289,068,794)

Net increase (decrease)	(3,342,091)	$(40,657,348)	(2,704,363)	$(49,842,077)

Year ended October 31, 2016
Shares sold	59,288,525	$669,112,660	9,476,768	$168,154,565
Shares issued in reinvestment of distributions	6,894,113	77,791,246	2,018,714	35,174,653
Shares redeemed	(56,715,686)	(644,598,561)	(14,805,915)	(257,895,736)

Net increase (decrease)	9,466,952	$102,305,345	(3,310,433)	$(54,566,518)

Class C Shares:
Year ended October 31, 2017
Shares sold	9,430,439	$111,985,968	2,390,323	$45,128,905
Shares issued in reinvestment of distributions	1,901,983	22,527,563	481,988	8,729,846
Shares redeemed	(14,220,032)	(169,598,683)	(4,287,078)	(81,057,931)

Net increase (decrease)	(2,887,610)	$(35,085,152)	(1,414,767)	$(27,199,180)

Year ended October 31, 2016
Shares sold	17,111,710	$191,037,224	1,949,088	$33,909,433
Shares issued in reinvestment of distributions	1,240,417	13,880,631	589,732	10,122,973
Shares redeemed	(13,610,128)	(151,742,110)	(3,808,818)	(65,824,391)

Net increase (decrease)	4,741,999	$53,175,745	(1,269,998)	$(21,791,985)

Class R Shares:
Year ended October 31, 2017
Shares sold	96,705	$1,160,206
Shares issued in reinvestment of distributions	16,618	199,225
Shares redeemed	(112,933)	(1,363,636)

Net increase (decrease)	390	$(4,205)

Year ended October 31, 2016
Shares sold	132,632	$1,496,201
Shares issued in reinvestment of distributions	11,661	131,808
Shares redeemed	(171,599)	(1,916,005)

Net increase (decrease)	(27,306)	$(287,996)

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2. Shares of Beneficial Interest (continued)

	Franklin Balanced Fund		Franklin Convertible Securities Fund

	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended October 31, 2017
Shares sold	101,768	$1,216,479	825,661	$16,405,823
Shares issued in reinvestment of distributions	2,272	27,446	24,212	452,646
Shares redeemed	(96,433)	(1,189,827)	(136,289)	(2,662,411)

Net increase (decrease)	7,607	$54,098	713,584	$14,196,058

Year ended October 31, 2016
Shares sold	3,047	$34,245	788,664	$13,994,019
Shares issued in reinvestment of distributions	740	8,369	4,845	88,899
Shares redeemed	(3,180)	(37,349)	(403,594)	(7,215,431)

Net increase (decrease)	607	$5,265	389,915	$6,867,487

Advisor Class Shares:
Year ended October 31, 2017
Shares sold	15,399,254	$184,926,370	28,693,593	$549,908,666
Shares issued in reinvestment of distributions	634,330	7,621,151	2,642,306	49,040,409
Shares redeemed	(8,197,066)	(98,344,140)	(15,989,308)	(306,265,021)

Net increase (decrease)	7,836,518	$94,203,381	15,346,591	$292,684,054

Year ended October 31, 2016
Shares sold	14,391,414	$167,114,896	44,182,146	$748,163,852
Shares issued in reinvestment of distributions	204,315	2,323,814	2,236,760	39,111,889
Shares redeemed	(7,564,701)	(87,652,347)	(37,152,701)	(639,104,671)

Net increase (decrease)	7,031,028	$81,786,363	9,266,205	$148,171,070

	Franklin Equity Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2017
Shares sold	7,935,217	$186,557,733	3,149,721	$31,981,942
Shares issued in reinvestment of distributions	4,586,199	106,137,449	186,888	1,895,555
Shares redeemed	(18,170,067)	(428,114,145)	(4,857,880)	(49,354,764)

Net increase (decrease)	(5,648,651)	$(135,418,963)	(1,521,271)	$(15,477,267)

Year ended October 31, 2016
Shares sold	10,955,507	$240,824,766	2,920,637	$28,866,525
Shares issued in reinvestment of distributions	4,189,138	91,549,334	182,566	1,756,283
Shares redeemed	(17,422,052)	(386,047,151)	(5,823,642)	(57,263,866)

Net increase (decrease)	(2,277,407)	$(53,673,051)	(2,720,439)	$(26,641,058)

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	Franklin Equity Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount
Class C Shares:
Year ended October 31, 2017
Shares sold	1,668,212	$38,941,261	630,519	$6,345,139
Shares issued in reinvestment of distributions	613,812	14,082,715	34,431	345,545
Shares redeemed	(3,042,070)	(71,479,552)	(1,248,666)	(12,554,810)

Net increase (decrease)	(760,046)	$(18,455,576)	(583,716)	$(5,864,126)

Year ended October 31, 2016
Shares sold	2,665,652	$58,334,909	625,724	$6,130,419
Shares issued in reinvestment of distributions	516,181	11,198,526	28,218	269,761
Shares redeemed	(2,617,595)	(57,020,273)	(1,591,824)	(15,529,734)

Net increase (decrease)	564,238	$12,513,162	(937,882)	$(9,129,554)

Class R Shares:
Year ended October 31, 2017
Shares sold	64,993	$1,525,028
Shares issued in reinvestment of distributions	16,175	374,199
Shares redeemed	(83,128)	(1,979,626)

Net increase (decrease)	(1,960)	$(80,399)

Year ended October 31, 2016
Shares sold	83,578	$1,810,529
Shares issued in reinvestment of distributions	12,662	276,699
Shares redeemed	(84,438)	(1,834,501)

Net increase (decrease)	11,802	$252,727

Class R6 Shares:
Year ended October 31, 2017
Shares sold	228,564	$5,407,737	299,229	$3,051,514
Shares issued in reinvestment of distributions	479	11,161	5,063	51,659
Shares redeemed	(189,735)	(4,482,036)	(267,306)	(2,728,619)

Net increase (decrease)	39,308	$936,862	36,986	$374,554

Year ended October 31, 2016
Shares sold	537,262	$11,541,244	414,897	$4,196,219
Shares issued in reinvestment of distributions	84	1,876	9	93
Shares redeemed	(70,059)	(1,576,033)	(63,409)	(625,939)

Net increase (decrease)	467,287	$9,967,087	351,497	$3,570,373

Advisor Class Shares:
Year ended October 31, 2017
Shares sold	4,431,818	$104,388,733	1,805,023	$18,433,312
Shares issued in reinvestment of distributions	260,564	6,067,460	58,212	592,952
Shares redeemed	(2,378,377)	(56,055,393)	(1,401,509)	(14,300,383)

Net increase (decrease)	2,314,005	$54,400,800	461,726	$4,725,881

Year ended October 31, 2016
Shares sold	4,153,049	$93,471,028	1,852,276	$18,341,311
Shares issued in reinvestment of distributions	95,903	2,107,308	47,451	457,432
Shares redeemed	(2,181,835)	(49,145,021)	(2,214,965)	(21,772,407)

Net increase (decrease)	2,067,117	$46,433,315	(315,238)	$(2,973,664)

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NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

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Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended October 31, 2017, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
0.631%	0.464%	0.462%	0.625%

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	0.65%
Class R	0.50%	—	0.50%	—

For Franklin Balanced Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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3.   Transactions with Affiliates (continued)

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,198,932	$213,845	$466,182	$30,966
CDSC retained	$ 84,045	$ 28,213	$ 30,156	$ 5,000

e.   Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Transfer agent fees	$1,244,906	$842,815	$938,253	$174,647

f.   Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended October 31, 2017, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Balanced Fund
Controlled Affiliates
Franklin Liberty Investment Grade Corporate ETF	—	750,000	—	750,000	$18,585,000	$548,036	$—	$586,875

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	120,863,963	1,246,792,172	(1,266,381,007)	101,275,128	101,275,128	530,136	—	—

Total Affiliated Securities					$119,860,128	$1,078,172	$—	$586,875

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	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Convertible Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	98,515,365	387,828,060	(416,490,764)	69,852,661	$ 69,852,661	$ 395,743	$ —	$ —

Franklin Equity Income Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	50,191,472	479,115,627	(492,615,551)	36,691,548	$ 36,691,548	$ 163,605	$ —	$ —

Franklin Real Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	280,073	25,826	—	305,899	$ 3,187,463	$ 270,268	$ —	$ 7,230
Franklin Middle Tier Floating Rate Fund	105,222	7,449	—	112,671	1,106,430	74,640	—	(26,740)

Total Affiliated Securities					$ 4,293,893	$ 344,908	$ —	$ (19,510)

g.   Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 0.65%, and Class R6 does not exceed 0.49% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to March 1, 2017, expenses for Class R6 were limited to 0.50%.

For Franklin Balanced Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2018. For Franklin Convertible Securities Fund and Franklin Equity Income Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future. For Franklin Equity Income Fund, there were no Class R6 transfer agent fees waived during the year ended October 31, 2017.

h.   Interfund Transactions

Franklin Convertible Securities Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended October 31, 2017, these purchase and sale transactions aggregated $0 and $20,611,500, respectively.

4.   Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2017, the custodian fees were reduced as noted in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2017, the capital loss carryforwards were as follows:

Franklin Real Return Fund
Capital loss carryforwards subject to expiration:
2018	$1,206,585
Capital loss carryforwards not subject to expiration:
Short term	875,948
Long term	26,665,810

Total capital loss carryforwards	$28,748,343

On October 31, 2017, the Franklin Real Return Fund had expired capital loss carryforwards of $1,207,907, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2017 and 2016, was as follows:

	Franklin Balanced Fund		Franklin Convertible Securities Fund

	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$ 99,527,790	$ 97,109,030	$94,056,058	$56,750,958
Long term capital gain	48,143,231	256,166	3,908,710	37,643,531

	$147,671,021	$ 97,365,196	$97,964,768	$94,394,489

	Franklin Equity Income Fund		Franklin Real Return Fund

	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$ 50,710,215	$ 54,103,356	$ 3,000,201	$ 1,966,064
Long term capital gain	80,284,209	54,088,274	—	—

	$130,994,424	$108,191,630	$ 3,000,201	$ 1,966,064
Return of capital	—	—	—	359,472

	$130,994,424	$108,191,630	$ 3,000,201	$ 2,325,536

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NOTES TO FINANCIAL STATEMENTS

At October 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Cost of investments	$3,165,106,340	$2,333,960,730	$1,581,348,861	$222,323,728

Unrealized appreciation	$428,619,660	$508,800,705	$647,394,079	$14,654,134
Unrealized depreciation	(93,447,083)	(166,507,966)	(38,851,817)	(10,209,982)
Net unrealized appreciation (depreciation)	$335,172,577	$342,292,739	$608,542,262	$4,444,152

Undistributed ordinary income	$22,419,146	$44,580,535	$5,045,580	$2,140,602
Undistributed long term capital gains	43,668,773	108,549,576	54,047,287	—
Distributable earnings	$66,087,919	$153,130,111	$59,092,867	$2,140,602

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and wash sales.

The Funds except Franklin Real Return Fund, utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2017, were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Purchases	$1,136,196,863	$807,761,928	$568,382,811	$73,432,014
Sales	$1,203,446,469	$617,103,204	$723,339,632	$79,592,686

7.  Credit Risk

At October 31, 2017, Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Real Return Fund had 9.0%,

67.1% and 21.5%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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8.   Other Derivative Information

For the year ended October 31, 2017, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Year	Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Franklin Balanced Fund
Equity contracts	Investments	$(3,197,762)[a]	Investments	$(46,000)[a]
	Written options	7,089,033	Written options	279,921
Total		$ 3,891,271		$233,921

Franklin Equity Income Fund
Equity contracts	Written options	$ 72,846	Written options	$ —

Franklin Real Return Fund
Foreign exchange contracts	Forward exchange contracts	$ 249,917	Forward exchange contracts	$(54,624)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the year ended October 31, 2017, the average month end notional amount of options and the average month end contract value for forward exchange contracts were as follows:

	Franklin Balanced Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Options	$1,430,215	$48,154	$ —
Forward exchange contracts	—	—	3,495,583

See Note 1(d) regarding derivative financial instruments.

9.   Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2017, the Funds did not use the Global Credit Facility.

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10.   Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2017, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Balanced Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,877,102,321	$—	$—	$1,877,102,321
Equity-Linked Securities	—	281,350,200	—	281,350,200
Convertible Bonds	—	15,168,750	—	15,168,750
Corporate Bonds	—	1,150,457,778	—	1,150,457,778
Short Term Investments	176,199,868	—	—	176,199,868
Total Investments in Securities	$2,053,302,189	$1,446,976,728	$—	$3,500,278,917

Franklin Convertible Securities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Staples	$46,974,455	$50,468,550	$—	$97,443,005
Information Technology	23,630,246	61,131,922	—	84,762,168
All Other Equity Investments[b]	360,497,967	—	—	360,497,967
Convertible Bonds	—	2,063,697,668	—	2,063,697,668
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	69,852,661	—	—	69,852,661
Total Investments in Securities	$500,955,329	$2,175,298,140	$—	$2,676,253,469

Franklin Equity Income Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,961,947,138	$—	$—	$1,961,947,138
Equity-Linked Securities	—	191,252,437	—	191,252,437
Short Term Investments	36,691,548	—	—	36,691,548
Total Investments in Securities	$1,998,638,686	$191,252,437	$—	$2,189,891,123

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10.   Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Real Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$42,897,224	$—	$—	$42,897,224
Corporate Bonds	—	9,894,196	—	9,894,196
Senior Floating Rate Interests	—	4,060,163	—	4,060,163
Foreign Government and Agency Securities	—	19,463,996	—	19,463,996
U.S. Government and Agency Securities	—	141,904,258	—	141,904,258
Short Term Investments	—	8,548,043	—	8,548,043
Total Investments in Securities	$42,897,224	$183,870,656	$—	$226,767,880

aIncludes common, preferred, convertible preferred stocks and management investment companies.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

11.   New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Currency		Selected Portfolio
BRL	Brazilian Real	ADR	American Depositary Receipt
IDR	Indonesian Rupiah	ETF	Exchange Traded Fund
MXN	Mexican Peso	FRN	Floating Rate Note
MYR	Malaysian Ringgit	LIBOR	London InterBank Offered Rate
USD	United States Dollar	REIT	Real Estate Investment Trust
		SPDR	S&P Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Investors Securities Trust and Shareholders of the Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Real Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, and Franklin Real Return Fund (the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 18, 2017

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2017:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund
$54,123,383	$20,201,005	$86,066,203

Under Section 871(k)(2)(C) of the Code, Franklin Convertible Securities Fund hereby reports the maximum amount allowable but no less than $35,997,093 as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2017:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
61.05%	13.60%	97.16%	9.39%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2017:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
$72,643,611	$19,087,980	$57,930,273	$584,451

Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN INVESTORS SECURITIES TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	133	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017- present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President -Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President -Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	113	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing)(2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	155	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1987 and Vice President since 1986	139	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

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FRANKLIN INVESTORS SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	President since 1993 and Chief Executive Officer – Investment Management since 2002	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Madeline Lam (1969) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN INVESTORS SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olsen ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Investors Securities Trust

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	FIST1 A2017 12/17

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended October 31, 2017, mostly upbeat economic data, improved corporate earnings and supportive monetary policies were positives for the securities markets. The US Federal Reserve increased its target range 0.25% three times during the period, noting improved employment and business spending. The 10-year Treasury yield began the period at 1.84% and ended the period at 2.38%. Investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +0.90% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Investors Securities Trust’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of October 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The US economy expanded during the 12-month period ended October 31, 2017. After moderating in the first quarter, the economy strengthened in 2017’s second quarter, largely due to growth in consumer spending, business investment, net exports, and federal government spending. In 2017’s third quarter, the economy expanded at a faster pace. Consumer and federal government spending slowed, while business investment and net exports improved. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.8% in October 2016 to 4.1% at period-end.1 Monthly retail sales were volatile, but were positive during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.6% in October 2016 to 2.0% at period-end.

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market, and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October. The minutes of the Fed’s September meeting released in October suggested that many committee members were concerned that low inflation readings this year might not be transitory and could be more persistent than expected.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield increased in November and December 2016, amid a bond market sell-off, based on investor expectations that possible expansionary fiscal policies under the US President Donald Trump could lead to a stronger economy and higher inflation. In July 2017, the yield rose further amid hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s impact, the Fed’s proposed balance sheet normalization in October, and the Senate’s approval of a budget plan, which raised expectations for tax reforms, pushed up yields further toward period-end. However, geopolitical tensions in the Middle East and the Korean peninsula, US political turmoil, and uncertainty on whether the Fed would raise rates again in 2017 resulted in a decline in the yield. The possible appointment of Jerome Powell, viewed as more dovish than other contenders, as the next Fed chair, also dragged on the Treasury yield. Overall, the 10-year Treasury yield rose from 1.84% at the beginning of the period to 2.38% at period-end.

The foregoing information reflects our analysis and opinions as of October 31, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Adjustable U.S. Government Securities Fund

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate US government mortgage securities, which are issued or guaranteed by the US government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares had a -0.06% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays US Government Index: 1-2 Year Component, posted a +0.39% total return.3 The index measures public obligations of the US Treasury with one to two years to final maturity and publicly issued debt of US government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Portfolio Composition

Based on Total Net Assets as of 10/31/17

Manager’s Discussion

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the US government.1 During the period, the Fund invested predominanty in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest-rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income. We focused on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons above 3%.

Prepayment levels have risen incrementally across the ARM universe, particularly ARMs indexed to the London Interbank Offered Rate (LIBOR), as the yield curve continued to flatten throughout the year. Our focus on diverse, well-seasoned pools helped mitigate some of the prepayment risks, but we remain cautious about the prepayment environment going forward. Consequently, the Fund’s LIBOR indexed ARMs detracted

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the US government, its agencies or instrumentalities, including government-sponsored entities, as to timely payment of principal and interest.

2. Although US government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the US Government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 37.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

from value, while ARMs indexed to US Treasuries were generally additive.4

Dividend Distributions*

11/1/16–10/31/17

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class
November	1.1809	1.2880	0.9056	1.4299	1.3528
December	1.1900	1.2460	0.8638	1.4020	1.3136
January	1.1953	1.3507	0.9517	1.5237	1.4309
February	1.2951	1.4037	1.0381	1.5379	1.4580
March	1.2599	1.3686	0.9741	1.5263	1.4380
April	1.2118	1.3112	0.9599	1.4503	1.3707
May	1.4040	1.5204	1.1027	1.6865	1.5931
June	1.3532	1.4573	1.0819	1.6064	1.5248
July	1.3535	1.4624	1.0715	1.6193	1.5307
August	1.3870	1.4953	1.1052	1.6484	1.5644
September	1.3848	1.4873	1.1233	1.6303	1.5493
October	1.3168	1.4301	1.0225	1.7481	1.5034
Total	15.5323	16.8210	12.2003	18.8091	17.6297

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

Paul Varunok

Roger A. Bayston, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	-0.06%	-2.27%
5-Year	-0.62%	-0.57%
10-Year	+13.76%	+1.07%

Advisor[4]
1-Year	+0.20%	+0.20%
5-Year	+0.63%	+0.13%
10-Year	+16.63%	+1.55%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A	1.76%	0.80%	0.80%
Advisor	2.06%	1.08%	1.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 8 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–10/31/17)

Share Class	Net Investment Income
A	$0.155323
A1	$0.168210
C	$0.122003
R6	$0.188091
Advisor	$0.176297

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.91%	0.92%
Advisor	0.66%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +13.66% and +1.36%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays US Government Index: 1-2 Year Component includes public obligations of the US Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of US government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US government.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$ 999.00	$4.69	$1,020.52	$4.74	0.93%
A1	$1,000	$ 999.80	$3.88	$1,021.32	$3.92	0.77%
C	$1,000	$ 998.20	$6.70	$1,018.50	$6.77	1.33%
R6	$1,000	$1,001.10	$2.77	$1,022.43	$2.80	0.55%
Advisor	$1,000	$1,000.30	$3.43	$1,021.78	$3.47	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Floating Rate Daily Access Fund

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest-rate corporate loans and corporate debt securities made to or issued by US companies, non-US entities and US subsidiaries of non-US entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares delivered a +3.51% cumulative total return for the 12 months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the US dollar-denominated leveraged loan market, posted a +5.25% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Corporate Loan Market Overview

Following robust inflows into loan retail vehicles at the beginning of the period under review, flows eventually decelerated significantly and tempered demand for loans. However, increased collateralized-loan-obligation (CLO) volume and continued low new issue volume provided balance among loan technical conditions. The overall supportive demand and continued strong refinancing activity led to

Portfolio Composition*

Based on Total Net Assets as of 10/31/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

significant demand for lower-rated loans, especially those trading at steeper discounts to par.

New issue volume increased sharply to record levels, but a significant majority of it was related to refinancing, including repricing deals that tightened spreads and lowered or removed the London Interbank Offered Rate (LIBOR) floors. The volume of repricing transactions through refinancing as well as amendments reached record levels at the beginning of the period. Within the net new issuance that did come to the market, a disproportionate amount was rated B, increasing the weighting in the index.

Rising rates and expectations of further rate hikes generated heightened interest in the asset class, especially among retail investors looking for a possible hedge against higher interest rates. The increase in the LIBOR during the course of the period led a large portion of the loan market to use a floating rate as a benchmark, rather than a fixed floor and attracted investors seeking floating rate income. Furthermore, following the US presidential elections, US Treasury yields increased significantly after some investors adjusted their expectations for expansionary fiscal policy and inflation. As the yield curve flattened, however, investor enthusiasm declined. Successive

1. Source: Credit Suisse Group.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 44.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

waves of repricing transactions from earlier in the period had also tightened spreads in the loan market, leading to muted coupon increases despite a steady rise in the LIBOR, which helped to reduce interest in the asset class.

Although demand from retail investors was relatively weaker later in the period, CLO volume surged higher. Despite the increase in issuance, technical conditions for the CLO market remained strong as many investors found highly rated tranches attractive compared to other structured vehicles. In addition to the new vehicles launching, refinancing transactions were especially active in the CLO market as managers looked to tighten liability spreads through refinancing to offset the impacts of repriced loans.

Dividend Distributions*

11/1/16–10/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	2.7383	2.4487	2.9840	2.9195
December	2.8928	2.6018	3.1459	3.0764
January	2.6851	2.3739	2.9523	2.8811
February	2.1683	1.8968	2.3993	2.3401
March	2.3615	2.0603	2.6114	2.5512
April	2.0531	1.7857	2.2759	2.2226
May	2.4581	2.1371	2.7261	2.6566
June	2.3524	2.0631	2.6002	2.5352
July	2.6012	2.3008	2.8582	2.7904
August	2.6758	2.3758	2.9357	2.8650
September	2.5133	2.2349	2.7540	2.6890
October	3.0653	2.8631	3.3218	3.2025
Total	30.5652	27.1420	33.5648	32.7296

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The default rate declined during the period despite large defaults in the energy, retail, and information technology sectors, as defaults from the prior year rolled off the calculation. However, after the increase in commodity-related defaults from the previous year subsided, investors during the period focused on heightened distress within the retail space amid concerns about competition from online retailers. Fundamental conditions also showed some signs of being later in the credit cycle, as public issuers of loans reported uneven earnings growth, slowing to negative growth in the middle of the period, in part due to weaker earnings among energy and retail issuers.

Waves of repricing transactions from earlier in the year have tightened pricing in the loan market and limited higher income generation despite increases in the LIBOR. Consequently, net outflows from retail investors have provided some balance between supply and demand within the loan market. We believe the increasingly tight pricing and more subdued technical support have increased the vulnerability of the market toward external macroeconomic events. In response, as the market gets further along in the credit cycle, we have maintained our overweighting in loans rated in the upper tier. Additionally, we have invested in a handful of issuers with relatively shorter maturities that we believe would be closer to a near-term catalyst such as repayment or refinancing, while avoiding some longer dated credits that would mature during a more uncertain default environment. Our investment in these shorter tenor loans may contribute to short-term volatility as issuers look to address their near-term maturities. However, we believe holding these loans over a longer time period may realize higher yields.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Manager’s Discussion

During the year under review, the Fund underperformed its benchmark, the CS LLI. The Fund maintained an overweighting in the upper tier of the market throughout the period, which detracted from performance as upper tier loans in the index returned +3.88%, middle tier returned +5.27%, and

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

lower tier returned +11.96%, according to the CS LLI.1 Although the Fund’s overweighting in the metals and minerals sector contributed to relative performance, its overweighting in the retail sector detracted from relative results.

The top contributors to relative performance included term loans that had experienced volatility in previous periods, but traded higher as investors expected near-term transactions that would address upcoming term loan maturities. 99 Cents Only Stores, a value-based retail dollar chain, was a top contributor to performance as investors expected an amendment that would extend the maturities of its term loan and could provide higher spreads to investors. Furthermore, Bowie Resource Holdings, a coal producer, contributed to performance as the company executed an amendment to allow the sponsor to provide additional equity support, which heightened expectations that the company would refinance its term loans.

The top detractors from relative performance included holdings that faced industry-specific trends, which may have helped to lower demand within each sector. FGI Operating , a manufacturer of firearms and ammunition, detracted from performance as firearm sales declined following the US presidential election and expectations for regulation diminished. Furthermore, Ascena Retail Group, a specialty retailer with multiple core brands, detracted from performance after adjusting guidance downward, amid a decline in store sales due to weaker store traffic. Another term loan in the retail space, issued by PetSmart, a leading retailer in the specialty pet market, declined as the company acquired an online competitor, which increased uncertainty surrounding the companies’ integration.

Purchases during the period focused on higher rated loans as the Fund maintained its overweighting in the upper tier relative to the index. Furthermore, we invested in loans with relatively shorter years to maturity, including issuers that we believe would initiate near-term transactions to address their near-term maturities, such as a refinancing or repayment. Our largest sells included positions that we believed had posed elevated credit risk, while we also opted not to participate in a handful of refinancing deals that extended maturities or tightened spreads to levels where we believed we were not being adequately compensated for the risk.

We also continued to increase the Fund’s weighting in AAA-rated collateralized loan obligation tranches and also invested in two open end funds, Franklin Middle Tier Floating Rate Fund and Franklin Lower Tier Floating Rate Fund. These investments allowed the Fund to have further exposure to credit, while providing additional liquidity. The Fund also

Top 10 Holdings

10/31/17

Company Sector/Industry	% of Total Net Assets
Fieldwood Energy LLC	3.0%
Oil & Gas Exploration & Production
Ascena Retail Group Inc.	2.2%
Apparel Retail
PetSmart Inc.	1.9%
Specialty Stores
Navistar Inc.	1.8%
Industrial Machinery
Lions Gate Entertainment Corp.	1.6%
Movies & Entertainment
Delos Finance SARL (ILFC) (Luxembourg)	1.6%
Aerospace & Defense
Calpine Construction Finance Co. LP	1.6%
Independent Power Producers & Energy Traders
Appvion Inc.	1.6%*
Forest Products
The Hertz Corp.	1.6%
Trucking
Franklin Lower Tier Floating Rate Fund	1.5%
Other Diversified Financial Services

*Does not include unfunded commitments.

bought protection in HYCDX, an index of high-yield bond credit default swaps providing synthetic exposure to the high-yield bond market, to protect against potential volatility in the credit markets.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Mark Boyadjian, CFA

Madeline Lam

Justin Ma, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+3.51%	+1.21%
5-Year	+18.40%	+2.97%
10-Year	+37.19%	+2.97%

Advisor
1-Year	+3.64%	+3.64%
5-Year	+19.88%	+3.69%
10-Year	+40.65%	+3.47%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with waiver)	(without waiver)
A	3.88%	4.51%	4.48%
Advisor	4.14%	4.88%	4.83%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 16 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–10/31/17)

Share Class	Net Investment Income
A	$0.305652
C	$0.271420
R6	$0.335648
Advisor	$0.327296

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	0.87%	0.89%
Advisor	0.62%	0.64%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Credit Suisse Group. The CS LLI is designed to mirror the investable universe of the US dollar-denominated leveraged loan market. Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or S&P.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,013.30	$4.16	$1,021.07	$4.18	0.82%
C	$1,000	$1,011.30	$6.18	$1,019.06	$6.21	1.22%
R6	$1,000	$1,015.00	$2.39	$1,022.84	$2.40	0.47%
Advisor	$1,000	$1,014.50	$2.89	$1,022.33	$2.91	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Low Duration Total Return Fund

We are pleased to bring you Franklin Low Duration Total Return Fund’s annual report for the fiscal year ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares delivered a +1.50% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays US Government/ Credit Index: 1-3 Year Component, posted a +0.67% total return.1 The index measures public obligations of the US Treasury with one to three years to final maturity and publicly issued debt of US government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate

Portfolio Composition*

Based on Total Net Assets as of 10/31/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Rounds to less than 0.1% of total net assets.

business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 57.

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What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, US dollar-denominated high yield corporate credit performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included emerging market bonds, senior secured floating rate loans and US investment-grade corporate bonds. In contrast, agency mortgage-backed securities underperformed Treasuries.

During the period, the Fund’s non-agency residential mortgage-backed securities (RMBS) and senior secured floating rate loans exposure benefited the Fund’s performance relative to its benchmark. Our allocation to high yield corporate credit and foreign currency also contributed to relative performance. In contrast, the Fund’s exposure to sovereign developed securities were a slight detractor from relative results.

Dividend Distributions*

11/1/16–10/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November**	3.1581	2.8431	3.4832	3.3746
December**	4.1934	3.8594	4.5190	4.3953
January	1.7447	1.4062	2.0721	1.9612
February	0.9938	0.7827	1.1915	1.1236
March	1.6942	1.3801	2.0365	1.9003
April	1.2530	1.0234	1.5043	1.4046
May	1.0221	0.7497	1.3008	1.1950
June	1.6708	1.3659	1.9957	1.8680
July	1.2879	1.0252	1.5666	1.4567
August	1.0350	0.8375	1.2461	1.1620
September	1.0039	0.8069	1.2148	1.1307
October	0.6120	0.4924	0.7620	0.7077
Total	19.6689	16.5725	22.8926	21.6797

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes additional income distributions made in order to meet excise tax requirements.

At period-end, we were overweighted relative to the benchmark in many spread sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to certain Treasury positions, collateralized loan obligations and RMBS. We decreased our exposures to investment-grade corporate credit, commercial mortgage-backed securities and asset-backed securities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, inflation linked swaps, currency forwards, Treasury futures, interest rate swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA
Christopher J. Molumphy, CFA David Yuen, CFA, FRM Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+1.50%	-0.81%
5-Year	+6.14%	+0.73%
10-Year	+30.11%	+2.43%

Advisor[4]
1-Year	+1.70%	+1.70%
5-Year	+7.51%	+1.46%
10-Year	+33.37%	+2.92%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)
A	0.73%	1.79%	1.67%
Advisor	0.86%	2.08%	1.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 23 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (11/1/16–10/31/17)

Net Investment
Share Class	Income
A	$0.196689
C	$0.165725
R6	$0.228926
Advisor	$0.216797

Total Annual Operating Expenses9

Share Class	With Waiver	Without Waiver
A	0.82%	0.97%
Advisor	0.57%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.35% and +2.76%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays US Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the US Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of US government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US government.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/171,[2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$ 1,000	$ 1,004.70	$ 4.04	$ 1,021.17	$ 4.08	0.80%
C	$ 1,000	$ 1,002.30	$ 6.06	$ 1,019.16	$ 6.11	1.20%
R6	$ 1,000	$ 1,006.20	$ 1.92	$ 1,023.29	$ 1.94	0.38%
Advisor	$ 1,000	$ 1,005.60	$ 2.78	$ 1,022.43	$ 2.80	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Total Return Fund

We are pleased to bring you Franklin Total Return Fund’s annual report for the fiscal year ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities and investments. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance Overview

The Fund’s Class A shares produced a +1.47% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index had a +0.90% total return.1 The index measures the US investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

Portfolio Composition*

Based on Total Net Assets as of 10/31/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to roundings, use of derivatives, unsettled trades or other factors.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, US dollar-denominated high yield corporate credit

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 88.

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FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included emerging markets bonds, senior secured floating rate loans, US investment-grade corporate bonds and commercial mortgage-backed securities (CMBS). In contrast, agency mortgage-backed securities underperformed Treasuries.

During the period, the Fund’s exposure to high yield corporate credit and non-agency residential mortgage-backed securities (RMBS) were significant contributors to the Fund’s performance relative to its benchmark. Senior secured floating rate loans and collateralized loan obligations (CLOs) also benefited relative performance. In contrast, the Fund’s tax-exempt municipal bonds exposure detracted from relative returns.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

At period-end, we were overweighted relative to the benchmark in many spread sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to RMBS, high yield corporate credit and CLOs. We pared our exposure to investment-grade corporate credit, certain Treasury positions

Dividend Distributions*

11/1/16–10/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November**	4.1184	3.7778	3.9143	4.4466	4.3335
December**	5.0337	4.6872	4.8109	5.3537	5.2341
January	2.8305	2.4798	2.6116	3.1871	3.0563
February	1.2004	0.9934	1.0711	1.4129	1.3328
March	1.8946	1.5896	1.7042	2.1959	2.0902
April	2.0549	1.7619	1.8767	2.3470	2.2430
May	1.2517	1.0003	1.0945	1.5027	1.4128
June	2.1161	1.8060	1.9223	2.4233	2.3155
July	1.3586	1.1377	1.2208	1.5764	1.5002
August	0.4916	0.4139	0.4432	0.5685	0.5416
September	0.5023	0.4240	0.4533	0.5794	0.5525
October	0.2251	0.1910	0.2043	0.2584	0.2469
Total	23.0779	20.2626	21.3272	25.8519	24.8594

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes additional income distributions made in order to meet excise tax requirements.

and asset-backed securities as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, inflation index swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA David Yuen, CFA, FRM Michael J. Materasso

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TOTAL RETURN FUND

Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+1.47%	-2.83%
5-Year	+10.37%	+1.11%
10-Year	+52.04%	+3.83%

Advisor
1-Year	+1.65%	+1.65%
5-Year	+11.74%	+2.25%
10-Year	+55.73%	+4.53%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)
A	0.26%	2.38%	2.37%
Advisor	0.30%	2.75%	2.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 30 for Performance Summary footnotes.

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FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–10/31/17)

Share Class	Net Investment Income
A	$0.230779
C	$0.202626
R	$0.213272
R6	$0.258519
Advisor	$0.248594

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.91%	0.93%
Advisor	0.66%	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index representing the US investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

30	Annual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,015.40	$4.47	$1,020.77	$4.48	0.88%
C	$1,000	$1,012.40	$6.49	$1,018.75	$6.51	1.28%
R	$1,000	$1,013.80	$5.74	$1,019.51	$5.75	1.13%
R6	$1,000	$1,016.30	$2.49	$1,022.74	$2.50	0.49%
Advisor	$1,000	$1,015.90	$3.20	$1,022.03	$3.21	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	31

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Adjustable U.S. Government Securities Fund

	Year Ended October 31,
	2017		2016		2015		2014		2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.40		$ 8.55		$ 8.67		$ 8.72		$ 8.90

Income from investment operations[a]:

Net investment income	0.026		0.025		0.019		0.043		0.048

Net realized and unrealized gains (losses)	(0.031)		(0.053)		(0.040)		0.006		(0.098)

Total from investment operations	(0.005)		(0.028)		(0.021)		0.049		(0.050)

Less distributions from net investment income	(0.155)		(0.122)		(0.099)		(0.099)		(0.130)

Net asset value, end of year	$ 8.24		$ 8.40		$ 8.55		$ 8.67		$ 8.72

Total return[b]	(0.06)%		(0.32)%		(0.24)%		0.56%		(0.56)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.95%		0.92%		0.91%		0.93%		0.87%

Expenses net of waiver and payments by affiliates	0.94%	[c]	0.91%	[c]	0.91%	[c,d]	0.93%	[c,d]	0.87%

Net investment income	0.54%		0.43%		0.39%		0.48%		0.63%

Supplemental data

Net assets, end of year (000’s)	$492,319		$667,671		$848,918		$1,058,838		$1,105,674

Portfolio turnover rate	2.81%		11.49%		9.98%		14.18%		8.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,
	2017		2016		2015		2014[a]
Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.40		$ 8.54		$ 8.67		$ 8.68

Income from investment operations[b]:

Net investment income.	0.059		0.049		0.046		0.018

Net realized and unrealized gains (losses)	(0.051)		(0.054)		(0.062)		0.010

Total from investment operations	0.008		(0.005)		(0.016)		0.028

Less distributions from net investment income	(0.168)		(0.135)		(0.114)		(0.038)

Net asset value, end of year	$ 8.24		$ 8.40		$ 8.54		$ 8.67

Total return[c]	0.10%		(0.05)%		(0.19)%		0.32%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.79%		0.77%		0.75%		0.78%

Expenses net of waiver and payments by affiliates	0.78%	[e]	0.76%	[e]	0.75%	[e,f]	0.78%	[e,f]

Net investment income	0.70%		0.58%		0.55%		0.63%

Supplemental data

Net assets, end of year (000’s)	$121,012		$160,469		$198,670		$253,021

Portfolio turnover rate	2.81%		11.49%		9.98%		14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,
	2017		2016		2015		2014		2013
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.40		$ 8.54		$ 8.66		$ 8.71		$ 8.90

Income from investment operations[a]:

Net investment income (loss)	(0.014)		(0.011)		(0.013)		(0.004)		0.006

Net realized and unrealized gains (losses)	(0.024)		(0.041)		(0.043)		0.018		(0.101)

Total from investment operations	(0.038)		(0.052)		(0.056)		0.014		(0.095)

Less distributions from net investment income	(0.122)		(0.088)		(0.064)		(0.064)		(0.095)

Net asset value, end of year	$ 8.24		$ 8.40		$ 8.54		$ 8.66		$ 8.71

Total return[b]	(0.45)%		(0.61)%		(0.65)%		0.16%		(1.07)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.35%		1.32%		1.31%		1.33%		1.27%

Expenses net of waiver and payments by affiliates	1.34%	[c]	1.31%	[c]	1.31%	[c,d]	1.33%	[c,d]	1.27%

Net investment income (loss)	0.14%		0.03%		(0.01)%		0.08%		0.23%

Supplemental data

Net assets, end of year (000’s)	$189,634		$266,186		$336,254		$428,031		$603,067

Portfolio turnover rate	2.81%		11.49%		9.98%		14.18%		8.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,
	2017		2016		2015		2014		2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.41		$ 8.55		$ 8.68		$ 8.73		$ 8.72

Income from investment operations[b]:

Net investment income	0.074		0.066		0.013		0.088[c]		0.008

Net realized and unrealized gains (losses)	(0.046)		(0.053)		(0.010)		(0.009)		0.018

Total from investment operations	0.028		0.013		0.003		0.079		0.026

Less distributions from net investment income	(0.188)		(0.153)		(0.133)		(0.129)		(0.016)

Net asset value, end of year	$ 8.25		$ 8.41		$ 8.55		$ 8.68		$ 8.73

Total return[d]	0.34%		0.15%		0.03%		0.92%		0.30%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.58%		0.56%		0.53%		0.56%		0.53%

Expenses net of waiver and payments by affiliates	0.55%	[f]	0.55%	[f]	0.53%	[f,g]	0.56%	[f,g]	0.53%

Net investment income	0.93%		0.79%		0.77%		0.85%		0.97%

Supplemental data

Net assets, end of year (000’s)	$2,196		$2,374		$2,176		$7,193		$335

Portfolio turnover rate	2.81%		11.49%		9.98%		14.18%		8.66%

aFor the period September 20, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,
	2017		2016		2015		2014		2013
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.41		$ 8.55		$ 8.68		$ 8.73		$ 8.91

Income from investment operations[a]:

Net investment income	0.052		0.046		0.040		0.068		0.073

Net realized and unrealized gains (losses)	(0.036)		(0.043)		(0.049)		0.003		(0.101)

Total from investment operations	0.016		0.003		(0.009)		0.071		(0.028)

Less distributions from net investment income	(0.176)		(0.143)		(0.121)		(0.121)		(0.152)

Net asset value, end of year	$ 8.25		$ 8.41		$ 8.55		$ 8.68		$ 8.73

Total return	0.20%		0.05%		(0.11)%		0.82%		(0.31)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.70%		0.67%		0.66%		0.68%		0.62%

Expenses net of waiver and payments by affiliates	0.69%	[b]	0.66%	[b]	0.66%	[b,c]	0.68%	[b,c]	0.62%

Net investment income	0.79%		0.68%		0.64%		0.73%		0.88%

Supplemental data

Net assets, end of year (000’s)	$184,299		$227,599		$308,683		$416,854		$411,228

Portfolio turnover rate	2.81%		11.49%		9.98%		14.18%		8.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2017

Franklin Adjustable U.S. Government Securities Fund

	Principal Amount	Value
Mortgage-Backed Securities 96.1%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 23.1%
FHLMC, 1.907%, (11th District COF +/- MBS Margin), 2/01/18 - 8/01/18	$35,306	$35,156
FHLMC, 3.004%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/34	9,429,024	9,965,669
FHLMC, 2.814% - 3.044%, (US 1 Year CMT T-Note +/- MBS Margin), 9/01/35 - 11/01/36	8,422,274	8,883,638
FHLMC, 3.065% - 3.093%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/34 - 4/01/37	8,549,564	9,012,733
FHLMC, 3.099%, (12-month USD LIBOR +/- MBS Margin), 9/01/35	7,850,722	8,135,887
FHLMC, 3.101%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	4,823,117	5,026,522
FHLMC, 3.106%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/37	4,487,185	4,746,775
FHLMC, 2.836% - 3.109%, (6-month USD LIBOR +/- MBS Margin), 4/01/36 - 1/01/37	2,181,674	2,266,399
FHLMC, 3.194%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/35	4,973,276	5,256,524
FHLMC, 3.255%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/35	4,684,586	4,944,689
FHLMC, 3.348%, (12-month USD LIBOR +/- MBS Margin), 12/01/35	4,353,623	4,576,901
FHLMC, 3.364%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	4,219,560	4,448,461
FHLMC, 2.904% - 3.396%, (12-month USD LIBOR +/- MBS Margin), 1/01/36 - 12/01/37	7,523,064	7,865,074
FHLMC, 3.40% - 3.413%, (12-month USD LIBOR +/- MBS Margin), 11/01/35 - 5/01/38	8,774,943	9,229,420
FHLMC, 3.434%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	28,327,532	29,880,850
FHLMC, 3.438%, (12-month USD LIBOR +/- MBS Margin), 12/01/35	4,660,973	4,902,612
FHLMC, 3.42% - 3.453%, (12-month USD LIBOR +/- MBS Margin), 11/01/36 - 10/01/38	7,306,472	7,700,239
FHLMC, 3.462%, (12-month USD LIBOR +/- MBS Margin), 11/01/35	4,030,667	4,255,040
FHLMC, 3.466% - 3.473%, (12-month USD LIBOR +/- MBS Margin), 4/01/37 - 10/01/38	7,162,104	7,528,601
FHLMC, 3.491%, (12-month USD LIBOR +/- MBS Margin), 11/01/37	5,147,074	5,413,816
FHLMC, 3.50% - 3.528%, (12-month USD LIBOR +/- MBS Margin), 12/01/34 - 4/01/40	8,846,965	9,327,899
FHLMC, 3.544%, (12-month USD LIBOR +/- MBS Margin), 7/01/35	10,781,905	11,389,305
FHLMC, 3.529% - 3.555%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 5/01/40	8,724,831	9,198,945
FHLMC, 3.116% - 3.605%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/33 - 3/01/37	8,552,019	9,041,680
FHLMC, 3.555% - 3.607%, (12-month USD LIBOR +/- MBS Margin), 8/01/34 - 11/01/41	7,510,842	7,935,752
FHLMC, 3.612%, (12-month USD LIBOR +/- MBS Margin), 10/01/41	5,725,975	6,021,724
FHLMC, 3.611% - 3.664%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 9/01/37	6,716,270	7,095,343
FHLMC, 3.673%, (12-month USD LIBOR +/- MBS Margin), 6/01/37	10,259,203	10,881,652
FHLMC, 3.706%, (12-month USD LIBOR +/- MBS Margin), 11/01/40	5,334,527	5,628,345
FHLMC, 3.858%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	4,442,797	4,746,969
FHLMC, 4.458%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/34	2,625,724	2,890,557

		228,233,177

[a] Federal National Mortgage Association (FNMA) Adjustable Rate 72.9%
FNMA, 1.497% - 2.575%, (11th District COF +/- MBS Margin), 12/01/17 - 11/01/40	7,454,792	7,561,402
FNMA, 1.973% - 2.838%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 3/01/38	9,487,937	9,779,029
FNMA, 1.652% - 2.859%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/18 - 2/01/38	9,317,720	9,704,023
FNMA, 2.875%, (US 2 Year CMT T-Note +/- MBS Margin), 8/01/19	458	458
FNMA, 2.887%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	4,248,482	4,396,454
FNMA, 2.909%, (6-month USD LIBOR +/- MBS Margin), 12/01/34	7,297,101	7,565,427
FNMA, 2.841% - 2.921%, (6-month USD LIBOR +/- MBS Margin), 9/01/23 - 7/01/37	9,082,025	9,412,857
FNMA, 2.144% - 2.929%, (1 Year CMT +/- MBS Margin), 12/01/26 - 11/01/44	9,580,997	9,865,138
FNMA, 2.989%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/38	5,722,798	6,040,822
FNMA, 2.923% - 2.997%, (6-month USD LIBOR +/- MBS Margin), 9/01/21 - 8/01/37	9,474,382	9,842,287
FNMA, 3.018%, (6-month USD LIBOR +/- MBS Margin), 3/01/35	4,066,551	4,223,247
FNMA, 2.05% - 3.022%, (12-month USD LIBOR +/- MBS Margin), 5/01/34 - 12/01/43	9,510,773	9,857,447
FNMA, 2.865% - 3.028%, (US 1 Year CMT T-Note +/- MBS Margin), 10/01/18 - 5/01/38	8,580,181	8,999,161
FNMA, 3.002% - 3.031%, (6-month USD LIBOR +/- MBS Margin), 4/01/33 - 8/01/36	8,774,095	9,110,002
FNMA, 3.035%, (12-month USD LIBOR +/- MBS Margin), 11/01/35	4,061,345	4,222,897
FNMA, 3.042%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/38	6,777,676	7,133,525
FNMA, 3.028% - 3.046%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/20 - 7/01/38	8,411,767	8,865,545
FNMA, 1.99% - 3.055%, (1-month USD LIBOR +/- MBS Margin), 10/01/26 - 10/01/34	627,902	639,721

franklintempleton.com	Annual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 3.033% - 3.066%, (6-month USD LIBOR +/- MBS Margin), 9/01/24 - 8/01/37	$7,324,787	$7,624,802
FNMA, 3.023% - 3.096%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 9/01/38	9,313,955	9,695,309
FNMA, 3.108%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/36	5,718,815	6,046,722
FNMA, 3.047% - 3.119%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/18 - 9/01/39	9,418,370	9,882,179
FNMA, 3.141%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	9,895,301	10,324,318
FNMA, 3.097% - 3.156%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 10/01/37	9,468,185	9,877,997
FNMA, 3.171%, (US 1 Year CMT T-Note +/- MBS Margin), 10/01/35	4,612,152	4,877,272
FNMA, 3.156% - 3.176%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 4/01/38	8,049,206	8,396,594
FNMA, 3.177% - 3.188%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 1/01/37	9,384,276	9,804,652
FNMA, 3.12% - 3.20%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/18 - 7/01/40	9,262,658	9,719,405
FNMA, 3.191% - 3.216%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 3/01/42	9,320,343	9,749,018
FNMA, 3.217%, (12-month USD LIBOR +/- MBS Margin), 5/01/39	8,230,182	8,612,559
FNMA, 3.227%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/36	22,984,309	24,290,647
FNMA, 3.217% - 3.24%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 12/01/39	9,072,082	9,480,849
FNMA, 2.491% - 3.25%, (Federal COF +/- MBS Margin), 7/01/18 - 2/01/29	30,893	31,121
FNMA, 3.241% - 3.262%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 11/01/42	9,073,588	9,508,769
FNMA, 3.202% - 3.277%, (US 1 Year CMT T-Note +/- MBS Margin), 10/01/19 - 1/01/40	9,176,611	9,666,889
FNMA, 3.288%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	6,233,863	6,545,803
FNMA, 3.303%, (12-month USD LIBOR +/- MBS Margin), 3/01/37	6,359,820	6,666,023
FNMA, 3.264% - 3.31%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 12/01/37	8,596,077	9,008,876
FNMA, 3.312%, (11th District COF +/- MBS Margin), 4/01/34	24,148,901	25,322,928
FNMA, 3.31% - 3.312%, (12-month USD LIBOR +/- MBS Margin), 7/01/34 - 7/01/38	6,698,980	6,999,447
FNMA, 3.312% - 3.317%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 10/01/37	8,025,247	8,427,188
FNMA, 3.318% - 3.338%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 3/01/41	9,301,724	9,757,454
FNMA, 3.338% - 3.346%, (12-month USD LIBOR +/- MBS Margin), 2/01/33 - 8/01/37	8,876,031	9,317,323
FNMA, 3.346% - 3.352%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 12/01/37	7,721,875	8,106,832
FNMA, 3.364%, (12-month USD LIBOR +/- MBS Margin), 1/01/39	6,879,442	7,250,844
FNMA, 3.352% - 3.368%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 10/01/38	9,261,470	9,745,144
FNMA, 3.369% - 3.377%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 7/01/42	8,622,881	9,066,156
FNMA, 3.38%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	5,533,836	5,811,895
FNMA, 3.383%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	5,305,365	5,565,031
FNMA, 3.378% - 3.387%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 3/01/39	8,800,577	9,233,869
FNMA, 3.388% - 3.392%, (12-month USD LIBOR +/- MBS Margin), 9/01/33 - 4/01/40	8,500,326	8,940,825
FNMA, 3.397%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	6,477,937	6,833,231
FNMA, 3.397%, (12-month USD LIBOR +/- MBS Margin), 3/01/35	9,402,657	9,912,653
FNMA, 3.392% - 3.413%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 7/01/42	8,737,831	9,185,659
FNMA, 3.414% - 3.417%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 8/01/38	8,964,034	9,441,753
FNMA, 3.423%, (12-month USD LIBOR +/- MBS Margin), 9/01/39	4,499,324	4,743,791
FNMA, 3.418% - 3.426%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 1/01/42	9,343,193	9,824,085
FNMA, 3.426%, (12-month USD LIBOR +/- MBS Margin), 9/01/40	4,070,984	4,285,359
FNMA, 3.277% - 3.442%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/19 - 7/01/38	9,442,369	9,891,868
FNMA, 3.069% - 3.444%, (6-month USD LIBOR +/- MBS Margin), 5/01/24 - 2/01/37	8,988,892	9,383,615
FNMA, 3.428% - 3.445%, (12-month USD LIBOR +/- MBS Margin), 2/01/32 - 1/01/42	9,249,570	9,734,212
FNMA, 3.448%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	5,178,861	5,477,331
FNMA, 3.451%, (12-month USD LIBOR +/- MBS Margin), 11/01/35	3,946,617	4,160,462
FNMA, 3.445% - 3.456%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 2/01/41	9,144,946	9,651,074
FNMA, 3.459%, (12-month USD LIBOR +/- MBS Margin), 9/01/36	4,357,104	4,587,522
FNMA, 3.459% - 3.464%, (12-month USD LIBOR +/- MBS Margin), 4/01/34 - 11/01/37	8,248,046	8,686,693
FNMA, 3.464% - 3.473%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 1/01/37	9,055,743	9,541,292
FNMA, 3.473% - 3.476%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 6/01/38	8,120,486	8,559,204
FNMA, 3.484%, (12-month USD LIBOR +/- MBS Margin), 8/01/35	4,100,958	4,334,293

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 3.488%, (12-month USD LIBOR +/- MBS Margin), 7/01/40	$5,545,592	$5,837,921
FNMA, 3.477% - 3.491%, (12-month USD LIBOR +/- MBS Margin), 11/01/33 - 7/01/38	8,655,800	9,131,797
FNMA, 3.50%, (12-month USD LIBOR +/- MBS Margin), 2/01/43	4,565,672	4,797,277
FNMA, 3.491% - 3.512%, (12-month USD LIBOR +/- MBS Margin), 3/01/32 - 10/01/41	7,582,016	7,962,506
FNMA, 3.518%, (12-month USD LIBOR +/- MBS Margin), 3/01/41	7,585,411	7,974,391
FNMA, 3.514% - 3.527%, (12-month USD LIBOR +/- MBS Margin), 9/01/33 - 8/01/39	9,277,095	9,805,230
FNMA, 3.53% - 3.536%, (12-month USD LIBOR +/- MBS Margin), 4/01/34 - 10/01/37	6,372,108	6,731,879
FNMA, 3.537% - 3.548%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 8/01/40	9,257,402	9,770,855
FNMA, 3.556%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	5,902,334	6,245,480
FNMA, 3.549% - 3.565%, (12-month USD LIBOR +/- MBS Margin), 10/01/18 - 9/01/40	7,441,365	7,858,398
FNMA, 3.569%, (12-month USD LIBOR +/- MBS Margin), 5/01/40	5,595,066	5,880,992
FNMA, 3.573%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	6,577,569	6,977,378
FNMA, 3.567% - 3.587%, (12-month USD LIBOR +/- MBS Margin), 6/01/34 - 3/01/47	8,225,359	8,704,926
FNMA, 3.588% - 3.605%, (12-month USD LIBOR +/- MBS Margin), 5/01/34 - 5/01/48	8,500,173	8,979,528
FNMA, 3.612%, (12-month USD LIBOR +/- MBS Margin), 6/01/35	4,791,486	5,074,101
FNMA, 3.605% - 3.647%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 4/01/44	9,145,858	9,672,795
FNMA, 2.659% - 3.75%, (US 3 Year CMT T-Note +/- MBS Margin), 1/01/19 - 1/01/35	1,108,169	1,153,090
FNMA, 3.018% - 3.90%, (1 Year CMT +/- MBS Margin), 8/01/32 - 10/01/36	3,516,183	3,702,922
FNMA, 2.825% - 4.041%, (US 5 Year CMT T-Note +/- MBS Margin), 5/01/21 - 2/01/30	148,466	154,991
FNMA, 3.651% - 4.173%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 5/01/48	8,789,256	9,338,093
FNMA, 4.183% - 5.615%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 3/01/38	824,128	856,370
FNMA, 3.449% - 5.722%, (6-month USD LIBOR +/- MBS Margin), 11/01/23 - 11/01/46	3,372,811	3,540,293
FNMA, 3.448% - 6.12%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/19 - 9/01/37	5,251,594	5,450,174
FNMA, 2.606% - 6.989%, (11th District COF +/- MBS Margin), 1/01/18 - 8/01/37	6,095,357	6,269,346
FNMA, 2.65% - 7.67%, (6-month US T-Bill +/- MBS Margin), 4/01/18 - 11/01/34	327,763	336,025

		721,015,037

[a] Government National Mortgage Association (GNMA) Adjustable Rate 0.1%
GNMA, 2.125% - 2.625%, (US 1 Year CMT T-Note +/- MBS Margin), 9/20/33 - 5/20/36	1,339,712	1,378,303

Total Mortgage-Backed Securities (Cost $949,218,442)		950,626,517

	Shares
Short Term Investments (Cost $33,319,558) 3.3%
Money Market Funds 3.3%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.69%.	33,319,558	33,319,558

Total Investments (Cost $982,538,000) 99.4%		983,946,075
Other Assets, less Liabilities 0.6%		5,513,209

Net Assets 100.0%		$989,459,284

See Abbreviations on page 146.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Floating Rate Daily Access Fund

	Year Ended October 31,
	2017	2016		2015	2014	2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.84	$ 8.61		$ 9.04	$ 9.20	$ 9.11

Income from investment operations[a]:

Net investment income	0.307	0.401		0.406	0.335	0.333

Net realized and unrealized gains (losses)	(0.011)	0.228		(0.434)	(0.160)	0.088

Total from investment operations	0.296	0.629		(0.028)	0.175	0.421

Less distributions from net investment income	(0.306)	(0.399)		(0.402)	(0.335)	(0.331)

Net asset value, end of year	$ 8.83	$ 8.84		$ 8.61	$ 9.04	$ 9.20

Total return[b]	3.51%	7.60%		(0.37)%	1.91%	4.69%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.87%	0.88%		0.85%	0.84%	0.83%

Expenses net of waiver and payments by affiliates	0.82% [c]	0.86%	[c]	0.84% [c]	0.82% [c]	0.83%	[c,d]

Net investment income	3.45%	4.72%		4.55%	3.64%	3.60%

Supplemental data

Net assets, end of year (000’s)	$1,362,220	$1,359,862		$1,553,100	$1,874,867	$1,991,138

Portfolio turnover rate	64.21%	34.10%		46.72%	83.93%	42.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,
	2017	2016		2015	2014	2013
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.84	$ 8.61		$ 9.05	$ 9.20	$ 9.11

Income from investment operations[a]:

Net investment income	0.271	0.366		0.369	0.298	0.296

Net realized and unrealized gains (losses)	(0.010)	0.229		(0.443)	(0.150)	0.088

Total from investment operations	0.261	0.595		(0.074)	0.148	0.384

Less distributions from net investment income	(0.271)	(0.365)		(0.366)	(0.298)	(0.294)

Net asset value, end of year	$ 8.83	$ 8.84		$ 8.61	$ 9.05	$ 9.20

Total return[b]	3.11%	7.18%		(0.87)%	1.62%	4.28%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.27%	1.28%		1.25%	1.24%	1.23%

Expenses net of waiver and payments by affiliates	1.22% [c]	1.26%	[c]	1.24% [c]	1.22% [c]	1.23%	[c,d]

Net investment income	3.05%	4.32%		4.15%	3.24%	3.20%

Supplemental data

Net assets, end of year (000’s)	$550,797	$551,726		$627,805	$742,602	$765,839

Portfolio turnover rate	64.21%	34.10%		46.72%	83.93%	42.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,
	2017	2016		2015	2014	2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.84	$ 8.60		$ 9.05	$ 9.21	$ 9.21

Income from investment operations[b]:

Net investment income	0.338	0.422		0.437	0.364	0.175

Net realized and unrealized gains (losses)	(0.002)	0.245		(0.457)	(0.159)	(0.001)

Total from investment operations	0.336	0.667		(0.020)	0.205	0.174

Less distributions from net investment income	(0.336)	(0.427)		(0.430)	(0.365)	(0.174)

Net asset value, end of year	$ 8.84	$ 8.84		$ 8.60	$ 9.05	$ 9.21

Total return[c]	3.85%	7.96%		(0.16)%	2.36%	1.80%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.52%	0.53%		0.72%	0.52%	0.51%

Expenses net of waiver and payments by affiliates	0.47% [e]	0.51%	[e]	0.51% [e]	0.50% [e]	0.51% [e,f]

Net investment income	3.80%	5.07%		4.88%	3.96%	3.92%

Supplemental data

Net assets, end of year (000’s)	$130,180	$12,333		$7	$465	$1,339

Portfolio turnover rate	64.21%	34.10%		46.72%	83.93%	42.72%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,
	2017	2016		2015	2014	2013
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.85	$ 8.61		$ 9.05	$ 9.20	$ 9.11

Income from investment operations[a]:

Net investment income	0.327	0.422		0.427	0.358	0.355

Net realized and unrealized gains (losses)	(0.010)	0.239		(0.443)	(0.150)	0.089

Total from investment operations	0.317	0.661		(0.016)	0.208	0.444

Less distributions from net investment income	(0.327)	(0.421)		(0.424)	(0.358)	(0.354)

Net asset value, end of year	$ 8.84	$ 8.85		$ 8.61	$ 9.05	$ 9.20

Total return	3.64%	8.00%		(0.23)%	2.28%	4.95%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%	0.63%		0.60%	0.59%	0.58%

Expenses net of waiver and payments by affiliates	0.57% [b]	0.61%	[b]	0.59% [b]	0.57% [b]	0.58%	[b,c]

Net investment income	3.70%	4.97%		4.80%	3.89%	3.85%

Supplemental data

Net assets, end of year (000’s)	$1,672,724	$1,108,692		$1,405,281	$2,019,477	$2,374,914

Portfolio turnover rate	64.21%	34.10%		46.72%	83.93%	42.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2017

Franklin Floating Rate Daily Access Fund

	Country	Shares	Value
Common Stocks 0.2%
Oil & Gas Exploration & Production 0.2%
Samson Resources II LLC	United States	432,778	$6,708,059

Steel 0.0%†
Warrior Met Coal Inc.	United States	35,329	919,261

Total Common Stocks (Cost $6,712,825)			7,627,320

Management Investment Companies 3.0%
Other Diversified Financial Services 3.0%
[a] Franklin Lower Tier Floating Rate Fund	United States	5,419,982	56,476,213
[a] Franklin Middle Tier Floating Rate Fund	United States	5,706,221	56,035,088

Total Management Investment Companies (Cost $113,110,827)			112,511,301

		Principal Amount*
Corporate Bonds (Cost $16,706,859) 0.4%
Industrial Machinery 0.4%
[b] Onsite Rental Group Operations Property Ltd., senior note, PIK, 6.10%, 10/26/23	Australia	$19,861,081	15,193,727

[c,d] Senior Floating Rate Interests 76.4%
Aerospace & Defense 4.1%
Avolon TLB Borrower 1 US LLC, Initial Term B-1 Loans, 3.488%, (LIBOR + 2.25%), 9/16/20	United States	14,164,500	14,259,912
Delos Finance SARL (ILFC), New Loan, 3.333%, (LIBOR + 2.00%), 10/06/23	Luxembourg	59,610,818	60,132,413
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.583%, (LIBOR + 8.25%), 10/09/20	United States	6,608,226	6,277,814
Term B Loans, 4.833%, (LIBOR + 3.50%), 4/09/20	United States	37,912,590	36,901,574
Flying Fortress Inc. (ILFC), New Loan, 3.333%, (LIBOR + 2.00%), 10/30/22	Luxembourg	30,062,918	30,269,601
Leidos Innovations Corp., Term Loan B, 3.25%, (LIBOR + 2.00%), 8/16/23	United States	3,302,477	3,328,967

			151,170,281

Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.363%, (LIBOR + 7.00%), 7/16/21	United States	2,244,609	2,258,637

Air Freight & Logistics 0.3%
XPO Logistics Inc., Loans, 3.599%, (LIBOR + 2.25%), 11/01/21	United States	10,923,643	10,998,776

Airlines 2.5%
Air Canada, Term Loan, 3.568%, (LIBOR + 2.25%), 10/06/23	Canada	33,327,459	33,570,483
American Airlines Inc.,
2017 Replacement Term Loans, 3.24%, (LIBOR + 2.00%), 6/27/20	United States	9,884,617	9,917,187
Class B Term Loans, 3.742%, (LIBOR + 2.50%), 4/28/23	United States	14,621,025	14,665,707
Class B Term Loans, 3.739%, (LIBOR + 2.50%), 12/14/23	United States	28,022,636	28,108,273
United Airlines Inc., Class B Term Loans, 3.63%, (LIBOR + 2.25%), 4/01/24	United States	4,760,421	4,788,388

			91,050,038

Apparel Retail 2.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.75%, (LIBOR + 4.50%), 8/21/22	United States	95,089,172	82,935,635

44	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[c,d] Senior Floating Rate Interests (continued)
Auto Parts & Equipment 1.6%
Allison Transmission Inc., Term Loans, 3.25%, (LIBOR + 2.00%), 9/23/22	United States	$26,672,098	$26,860,590
American Axle and Manufacturing Inc., Tranche B Term Loan, 3.49% - 3.62%, (LIBOR + 2.25%), 4/06/24	United States	3,909,261	3,916,184
TI Group Automotive Systems LLC, Initial US Term Loan, 3.992%, (LIBOR + 2.75%), 6/30/22	United States	29,434,428	29,572,416

			60,349,190

Broadcasting 1.0%
Gray Television Inc., Term B-2 Loan, 3.735%, (LIBOR + 2.50%), 2/07/24	United States	18,823,094	18,991,165
Mission Broadcasting Inc., Term Loan B-2, 3.735%, (LIBOR + 2.50%), 7/19/24	United States	1,179,255	1,187,249
Nexstar Broadcasting Inc.,
Term A-2 Loan, 3.235%, (LIBOR + 2.00%), 7/19/22	United States	3,330,182	3,334,345
Term Loan B-2, 3.735%, (LIBOR + 2.50%), 7/19/24	United States	9,392,398	9,456,069
Sinclair Television Group Inc., Tranche B Term Loans, 3.50%, (LIBOR + 2.25%), 1/03/24	United States	3,759,472	3,773,570
WXXA-TV LLC and WLAJ-TV LLC, Term Loan A-2, 3.237%, (LIBOR + 2.00%), 7/19/22	United States	112,514	112,655

			36,855,053

Cable & Satellite 2.8%
Charter Communications Operating LLC, Term Loan A-1, 3.00%, (LIBOR + 1.75%), 5/18/21	United States	28,525,690	28,563,886
CSC Holdings LLC (Cablevision), March 2017 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 7/17/25	United States	42,367,791	42,314,535
Mediacom Illinois LLC, Tranche K Term Loan, 3.46%, (LIBOR + 2.25%), 2/15/24	United States	9,010,842	9,053,643
Virgin Media Bristol LLC, I Facility, 3.989%, (LIBOR + 2.75%), 1/31/25	United States	24,326,188	24,445,922

			104,377,986

Casinos & Gaming 1.4%
Boyd Gaming Corp.,
Refinancing Term B Loans, 3.702%, (LIBOR + 2.50%), 9/15/23	United States	15,501,041	15,592,544
Term A Loan, 2.952%, (LIBOR + 1.75%), 9/15/21	United States	4,748,623	4,748,623
CEOC LLC, Term B Loans, 3.742%, (LIBOR + 2.50%), 10/06/24	United States	2,882,954	2,889,034
Eldorado Resorts Inc., Initial Term Loan, 3.50%, (LIBOR + 2.25%), 4/17/24	United States	8,134,516	8,159,936
Greektown Holdings LLC, Initial Term Loan, 4.242%, (LIBOR + 3.00%), 4/25/24	United States	15,465,625	15,545,366
Kingpin Intermediate Holdings LLC, Initial Term Loans, 5.57%, (LIBOR + 4.25%), 7/03/24	United States	2,793,000	2,822,642
Las Vegas Sands LLC, Term B Loans, 3.242%, (LIBOR + 2.00%), 3/29/24	United States	1,453,750	1,463,341

			51,221,486

Coal & Consumable Fuels 2.2%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 6.992%, (LIBOR + 5.75%), 8/14/20	United States	28,054,000	27,703,326
Second Lien Initial Term Loan, 11.992%, (LIBOR + 10.75%), 2/16/21	United States	4,464,778	4,408,968
Foresight Energy LLC, Term Loans, 7.083%, (LIBOR + 5.75%), 3/28/22	United States	46,026,826	43,552,884
Westmoreland Coal Co., Term Loan, 7.833%, (LIBOR + 6.50%), 12/16/20	United States	7,899,557	5,008,319

			80,673,497

Commodity Chemicals 2.4%
Cyanco Intermediate Corp., Initial Term Loan, 5.742%, (LIBOR + 4.50%), 5/01/20	United States	54,400,155	54,978,156
Ineos U.S. Finance LLC,
2024 Dollar Term Loan, 3.941%, (LIBOR + 2.75%), 3/31/24	United States	16,621,845	16,694,566
[e,f] New 2024 Term Facilities, TBD, 3/31/24	United States	15,999,696	16,069,695

			87,742,417

franklintempleton.com	Annual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[c,d] Senior Floating Rate Interests (continued)
Communications Equipment 1.0%
Ciena Corp., Refinancing Term Loan, 3.739%, (LIBOR + 2.50%), 1/28/22	United States	$16,255,692	$16,336,971
Commscope Inc., Tranche 5 Term Loans, 3.242% - 3.38%, (LIBOR + 2.00%), 12/29/22	United States	19,265,460	19,433,550

			35,770,521

Data Processing & Outsourced Services 0.9%
CIBT Global Inc., Initial Term Loan, 5.333%, (LIBOR + 4.00%), 6/01/24	United States	7,302,277	7,338,788
Global Payments Inc., Term A-2 Loan, 2.952%, (LIBOR + 1.75%), 5/02/22	United States	20,294,339	20,307,023
[e] Wex Inc., Term Loan B, 3.992%, (LIBOR + 2.75%), 7/01/23	United States	5,004,113	5,062,366

			32,708,177

Diversified Chemicals 1.9%
Chemours Co., Tranche B-1 US Term Loans, 3.75%, (LIBOR + 2.50%), 5/12/22	United States	36,874,114	37,277,443
OCI Beaumont LLC, Term B-3 Loan, 8.064%, (LIBOR + 6.75%), 8/20/19	United States	29,877,330	30,337,949
Unifrax I LLC, Initial Dollar Term Loans, 5.083%, (LIBOR + 3.75%), 4/04/24	United States	2,106,053	2,127,113

			69,742,505

Diversified Real Estate Activities 0.3%
Realogy Group LLC, Initial Term A Loans, 3.238%, (LIBOR + 2.00%), 10/23/20	United States	12,443,419	12,497,859

Diversified Support Services 0.2%
Ventia Pty. Ltd., Term B Loans (USD), 4.833%, (LIBOR + 3.50%), 5/21/22	Australia	7,248,825	7,303,191

Electric Utilities 0.2%
EFS Cogen Holdings I LLC (Linden),
[e,f] Term B Advance, TBD, 6/28/23	United States	5,596,759	5,643,632
Term B Advance, 4.84%, (LIBOR + 3.50%), 6/28/23	United States	3,001,224	3,027,484

			8,671,116

Fertilizers & Agricultural Chemicals 0.1%
Mosaic Co., Term Loan A, 2.739%, (LIBOR + 1.50%), 11/18/21	United States	4,299,217	4,291,822

Food Distributors 0.5%
Aramark Corp., U.S. Term A Loan, 2.992%, (LIBOR + 1.75%), 3/28/22	United States	11,713,952	11,776,188
Nutraceutical International Corp., Term Loan, 5.238%, (LIBOR + 4.00%), 8/23/23	United States	5,120,711	5,133,513

			16,909,701

Food Retail 0.3%
Smart & Final Stores LLC, First Lien Term Loan, 4.833%, (LIBOR + 3.50%), 11/15/22	United States	10,983,726	10,658,794

Forest Products 0.8%
[g] Appvion Inc., Roll-Up Loans, 7.75%, (LIBOR + 6.50%), 7/01/18	United States	30,211,103	30,211,103

General Merchandise Stores 2.5%
99 Cents Only Stores, Tranche B-2 Loan, 4.817% - 4.833%, (LIBOR + 3.50%), 1/11/19	United States	44,080,016	41,600,515
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.042% - 5.113%, (LIBOR + 3.75%), 7/09/19	United States	56,393,910	51,882,397

			93,482,912

Health Care Distributors 0.4%
Mallinckrodt International Finance SA/CB LLC, Extended Term Loan B, 4.083%, (LIBOR + 2.75%), 9/24/24	United States	15,770,750	15,823,314

Health Care Services 1.7%
[e,f] Air Medical Group Holdings Inc., 2017-2 New Term Loans, TBD, 10/31/24	United States	8,000,000	8,014,288
DaVita Healthcare Partners Inc., Tranche A Term Loan, 3.242%, (LIBOR + 2.00%), 6/24/19	United States	14,258,650	14,298,660
Envision Healthcare Corp., Initial Term Loans, 4.25%, (LIBOR + 3.00%), 12/01/23	United States	16,212,802	16,307,371

46	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Health Care Services (continued)
U.S. Renal Care Inc., Initial Term Loan, 5.583%, (LIBOR + 4.25%), 12/31/22	United States	$24,499,614	$23,749,313

			62,369,632

Hotels, Resorts & Cruise Lines 0.5%
Hilton Worldwide Finance LLC, Series B-2 Term Loans, 3.238%, (LIBOR + 2.00%), 10/25/23	United States	19,681,050	19,820,057

Household Products 0.6%
Spectrum Brands Inc., USD Term Loans, 3.242% - 3.312%, (LIBOR + 2.00%), 6/23/22	United States	23,741,451	23,929,911

Independent Power Producers & Energy Traders 5.3%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.50%, (LIBOR + 2.25%), 5/03/20	United States	59,652,508	59,848,228
Calpine Corp., Term Loan (B5), 4.09%, (LIBOR + 2.75%), 1/15/24	United States	19,215,727	19,307,847
Helix Gen Funding LLC, Term Loan, 5.083%, (LIBOR + 3.75%), 6/02/24	United States	35,593,130	36,020,248
Lightstone Holdco LLC,
Initial Term B Loan, 5.742%, (LIBOR + 4.50%), 1/30/24	United States	22,731,149	22,867,899
Initial Term C Loan, 5.742%, (LIBOR + 4.50%), 1/30/24	United States	1,416,381	1,424,902
NRG Energy Inc., Term Loans, 3.583%, (LIBOR + 2.25%), 6/30/23	United States	55,954,382	56,129,408

			195,598,532

Industrial Machinery 2.5%
Harsco Corp., Initial Term Loan, 6.25%, (LIBOR + 5.00%), 11/02/23	United States	3,172,479	3,230,640
Mueller Water Products Inc., Loans, 3.742% - 3.833%, (LIBOR + 2.50%), 11/25/21	United States	9,101,637	9,186,965
Navistar Inc., Tranche B Term Loans, 5.24%, (LIBOR + 4.00%), 8/07/20	United States	64,616,250	65,181,642
Onsite Rental Group Operations Property Ltd., Term Loan, 5.74%, (LIBOR + 4.50%), 10/25/22	Australia	14,526,645	14,526,645

			92,125,892

Integrated Telecommunication Services 2.1%
Consolidated Communications Inc., Initial Term Loan, 4.25%, (LIBOR + 3.00%), 10/05/23	United States	4,273,525	4,212,094
Global Tel*Link Corp.,
Second Lien Term Loan, 9.083%, (LIBOR + 7.75%), 5/23/20	United States	6,033,937	6,031,421
Term Loan, 5.333%, (LIBOR + 4.00%), 5/23/20	United States	9,824,312	9,945,583
Securus Technologies Holdings Inc.,
Second Lien Term Loan, 9.00%, (LIBOR + 7.75%), 4/30/21	United States	666,667	673,542
[e,f]Second Lien Term Loan, TBD, 11/01/25	United States	1,042,786	1,053,540
Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 3.239%, (LIBOR + 2.00%), 1/19/21	United States	55,881,031	56,095,782

			78,011,962

Internet Software & Services 0.1%
Rackspace Hosting Inc., 2017 Refinancing Term B Loans, 4.311%, (LIBOR + 3.00%), 11/03/23	United States	5,300,817	5,300,345

Investment Banking & Brokerage 0.6%
Finco I LLC, Initial Term Loans, 2.75%, (LIBOR + 2.75%), 6/14/22	United States	20,500,000	20,796,819

IT Consulting & Other Services 1.3%
Gartner Inc., Tranche A Term Loans, 3.242%, (LIBOR + 2.00%), 3/20/22	United States	3,062,089	3,081,228
Sungard Availability Services Capital Inc., 2019 Tranche B Term Loan, 6.242%, (LIBOR + 5.00%), 3/29/19	United States	50,202,181	46,939,039

			50,020,267

franklintempleton.com	Annual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)
Leisure Facilities 2.0%
24 Hour Fitness Worldwide Inc., Term Loan, 5.085%, (LIBOR + 3.75%), 5/28/21	United States	$35,572,341	$35,650,173
Fitness International LLC, Term A Loan, 4.492%, (LIBOR + 3.25%), 4/01/20	United States	38,547,073	38,595,450

			74,245,623

Life Sciences Tools & Services 0.8%
INC Research Holdings Inc., Initial Term B Loans, 3.492%, (LIBOR + 2.25%), 8/01/24	United States	12,019,707	12,096,080
Quintiles IMS Inc., Term B-1 Dollar Loans, 3.333%, (LIBOR + 2.00%), 3/07/24	United States	18,857,500	18,995,009

			31,091,089

Marine 0.4%
Navios Maritime Partners LP, Initial Term Loan, 6.32%, (LIBOR + 5.00%), 9/14/20	Greece	16,190,948	16,174,077

Metal & Glass Containers 0.6%
Owens-Brockway Glass Container Inc., Term A Loan, 2.989% - 3.097%, (LIBOR + 1.75%), 4/22/20	United States	21,869,664	21,919,789

Movies & Entertainment 2.8%
AMC Entertainment Holdings Inc., 2016 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/23	United States	3,341,655	3,337,825
Cinemark USA Inc., Amended Term Loan Facility, 3.28%, (LIBOR + 2.00%), 5/08/22	United States	1,221,818	1,229,346
Global Eagle Entertainment Inc., Initial Term Loans, 8.456%, (LIBOR + 7.00%), 1/06/23	United States	3,434,264	3,371,304
Lions Gate Entertainment Corp., Term A Loan, 3.242%, (LIBOR + 2.00%), 12/08/21	United States	60,364,988	60,534,794
Live Nation Entertainment Inc., Term B-3 Loans, 3.50%, (LIBOR + 2.25%), 10/21/23	United States	6,786,579	6,824,754
Regal Cinemas Corp., Term Loan, 3.242%, (LIBOR + 2.00%), 4/01/22	United States	30,144,000	30,171,220

			105,469,243

Office Services & Supplies 0.2%
Conduent Business Services LLC, Delayed Draw Term A Loan, 3.492%, (LIBOR + 2.25%), 12/07/21	United States	8,000,000	8,010,000

Oil & Gas Exploration & Production 4.7%
Cantium LLC, Commitment, 7.34%, (LIBOR + 6.00%), 6/13/20	United States	22,895,833	22,781,354
[e] Fieldwood Energy LLC, Loans, 4.208%, (LIBOR + 2.875%), 10/01/18	United States	116,082,505	111,584,308
UTEX Industries Inc., First Lien Initial Term Loan, 5.242%, (LIBOR + 4.00%), 5/21/21	United States	43,013,388	41,024,019

			175,389,681

Oil & Gas Storage & Transportation 0.9%
International Seaways Operating Corp., Initial Term Loans, 6.75%, (LIBOR + 5.50%), 6/22/22	United States	7,287,435	7,332,982
OSG Bulk Ships Inc., Initial Term Loan, 5.57%, (LIBOR + 4.25%), 8/05/19	United States	21,276,970	20,612,065
Strike LLC, Term Loan, 9.333% - 9.504%, (LIBOR + 8.00%), 11/30/22	United States	5,967,500	6,049,553

			33,994,600

Packaged Foods & Meats 2.6%
American Seafoods Group LLC, Tranche B Term Loan, 4.49% - 4.62%, (LIBOR + 3.25%), 8/21/23	United States	5,760,000	5,832,000
CSM Bakery Supplies LLC,
Second Lien Term Loan, 9.08%, (LIBOR + 7.75%), 7/03/21	United States	15,590,519	14,713,553
Term Loans, 5.34%, (LIBOR + 4.00%), 7/03/20	United States	4,787,154	4,711,359
JBS USA LUX SA, New Initial Term Loans, 3.739%, (LIBOR + 2.50%), 10/30/22	Brazil	52,742,999	51,984,818
Pinnacle Foods Finance LLC, Initial Term Loans, 3.232%, (LIBOR + 2.00%), 2/03/24	United States	2,297,869	2,311,801
Post Holdings Inc., Series A Incremental Term Loan, 3.492%, (LIBOR + 2.25%), 5/24/24	United States	15,239,534	15,324,311

			94,877,842

48	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)
Paper Packaging 0.6%
Caraustar Industries Inc., Refinancing Term Loans, 6.833%, (LIBOR + 5.50%), 3/14/22	United States	$23,903,858	$24,132,928

Personal Products 2.3%
Coty Inc., Term A Loan, 2.982%, (LIBOR + 1.75%), 10/27/20	United States	32,002,598	31,842,584
FGI Operating Co. LLC, Term B Loans, 5.50%, (LIBOR + 4.25%), 4/19/19	United States	73,493,573	53,956,778

			85,799,362

Pharmaceuticals 3.6%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.50%, (LIBOR + 4.25%), 4/29/24	United States	39,896,901	40,465,432
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.452%, (LIBOR + 2.25%), 1/31/25	United States	30,971,374	31,115,670
Horizon Pharma Inc., Second Amendment Refinancing Term Loans, 5.00%, (LIBOR + 3.75%), 3/29/24	United States	10,928,919	10,989,257
Innoviva Inc., Initial Term Loan, 5.817%, (LIBOR + 4.50%), 8/18/22	United States	3,144,903	3,180,283
RPI Finance Trust,
Term A-3 Loan, 3.083%, (LIBOR + 1.75%), 10/14/21	United States	9,004,233	9,021,116
Term B-6 Term Loan, 3.333%, (LIBOR + 2.00%), 3/27/23	United States	4,337,104	4,358,491
Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.99%, (LIBOR + 4.75%), 4/01/22	United States	34,839,522	35,553,732

			134,683,981

Restaurants 0.5%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Term B Loans, 3.237%, (LIBOR + 2.00%), 6/16/23	United States	9,066,187	9,127,710
NPC International Inc., Second Lien Initial Term Loan, 8.742%, (LIBOR + 7.50%), 4/20/25	United States	8,228,426	8,372,424

			17,500,134

Retail REITs 0.2%
Capital Automotive LP, Tranche B-2 Term Loan, 4.25%, (LIBOR + 3.00%), 3/24/24	United States	8,334,876	8,382,627

Semiconductor Equipment 0.1%
MKS Instruments Inc., Tranche B-3 Term Loans, 3.492%, (LIBOR + 2.25%), 4/29/23	United States	2,378,980	2,402,398

Semiconductors 0.5%
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.492%, (LIBOR + 2.25%), 3/31/23	United States	16,744,023	16,837,337

Specialized Consumer Services 1.6%
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.34%, (LIBOR + 2.00%), 3/15/22	United States	29,094,553	29,035,461
NVA Holdings Inc.,
Second Lien Term Loan, 8.333%, (LIBOR + 7.00%), 8/14/22	United States	2,007,870	2,027,949
Term B-2 Loans, 4.833%, (LIBOR + 3.50%), 8/14/21	United States	11,407,119	11,526,541
Sabre GLBL Inc.,
2017 B-1 Incremental Term, 3.492%, (LIBOR + 2.25%), 2/22/24	United States	1,887,129	1,896,397
2017 Other Term A Loans, 3.492%, (LIBOR + 2.25%), 7/01/22	United States	13,486,985	13,529,132

			58,015,480

Specialty Chemicals 1.8%
Ashland LLC, Term B Loan, 3.264% - 3.319%, (LIBOR + 2.00%), 5/17/24	United States	3,576,211	3,601,541
Axalta Coating Systems U.S. Holdings Inc., Term B-2 Dollar Loans, 3.333%, (LIBOR + 2.00%), 6/01/24	United States	14,574,218	14,671,385
KMG Chemicals Inc., Initial Term Loan, 5.492%, (LIBOR + 4.25%), 6/15/24	United States	3,060,892	3,099,153

franklintempleton.com	Annual Report	49

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)
Specialty Chemicals (continued)
Oxbow Carbon LLC,
Second Lien Initial Term Loan, 8.242%, (LIBOR + 7.00%), 1/17/20	United States	$26,864,314	$26,981,845
Tranche B Term Loan, 4.742%, (LIBOR + 3.50%), 1/19/20	United States	11,090,749	11,243,247
Solenis International LP and Solenis Holdings 3 LLC, Second Lien Term Loan, 8.067%, (LIBOR + 6.75%), 7/31/22	United States	7,800,000	7,797,567

			67,394,738

Specialty Stores 3.2%
Container Store Inc., Term B-1 Loan, 8.333%, (LIBOR + 7.00%), 8/18/21	United States	2,881,875	2,773,805
General Nutrition Centers Inc., Tranche B Term Loans, 3.75%, (LIBOR + 2.50%), 3/04/19	United States	40,274,665	38,492,511
[e] Jo-Ann Stores Inc., Initial Loans, 6.551%, (LIBOR + 5.00%), 10/21/23	United States	7,611,556	7,292,821
PetSmart Inc., Tranche B-2 Loans, 4.24%, (LIBOR + 3.00%), 3/11/22	United States	82,875,157	71,415,098

			119,974,235

Technology Hardware, Storage & Peripherals 0.7%
Western Digital Corp.,
Term A Loan, 2.99%, (LIBOR + 1.75%), 4/29/21	United States	18,603,795	18,708,441
US Term B-2 Loan, 3.99%, (LIBOR + 2.75%), 4/29/23	United States	6,801,243	6,850,131

			25,558,572

Tires & Rubber 0.4%
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.24%, (LIBOR + 2.00%), 4/30/19	United States	13,681,318	13,752,571

Trucking 1.5%
The Hertz Corp., Tranche B-1 Term Loan, 4.00%, (LIBOR + 2.75%), 6/30/23	United States	57,543,425	57,458,031

Total Senior Floating Rate Interests (Cost $2,876,476,855)			2,838,741,766

Asset-Backed Securities 9.6%
Other Diversified Financial Services 9.6%
[h,i] Ballyrock CLO LLC, 2014-1A, BR, 144A, FRN, 3.463%, (3-month USD LIBOR + 2.10%), 10/20/26	United States	5,200,000	5,223,712
[h,i] Birchwood Park CLO Ltd., 2014-1A, AR, 144A, FRN, 2.539%, (3-month USD LIBOR + 1.18%), 7/15/26	United States	8,625,000	8,658,034
[h,i] BlueMountain CLO Ltd., 2012-2A, AR, 144A, FRN, 2.736%, (3-month USD LIBOR + 1.42%), 11/20/28	United States	22,160,000	22,381,600
[h,i] Bristol Park CLO Ltd., 2016-1A, A, 144A, FRN, 2.779%, (3-month USD LIBOR + 1.42%), 4/15/29	United States	40,000,000	40,536,000
[h,i] Carlyle Global Market Strategies CLO Ltd.,
2014-2A, AR, 144A, FRN, 2.565%,(3-month USD LIBOR + 1.25%), 5/15/25	United States	5,000,000	5,040,600
2015-2A, A1, 144A, FRN, 2.844%,(3-month USD LIBOR + 1.47%), 4/27/27	United States	16,535,000	16,710,932
[h,i] Carlyle U.S. CLO Ltd., 2017-1A, A1A, 144A, FRN, 2.663%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	24,000,000	24,164,880
[h,i] Cent CLO LP,
2013-17A, B, 144A, FRN, 4.378%,(3-month USD LIBOR + 3.00%), 1/30/25	United States	3,850,000	3,860,896
2014-22A, A1R, 144A, FRN, 2.722%,(3-month USD LIBOR + 1.41%), 11/07/26	United States	5,000,000	5,042,900
2014-22A, BR, 144A, FRN, 4.262%,(3-month USD LIBOR + 2.95%), 11/07/26	United States	7,400,000	7,582,632

50	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities (continued)
Other Diversified Financial Services (continued)
[h,i] Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.559%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	$6,510,000	$6,539,295
[h] Emerson Park CLO Ltd., 2013-1A, C2R, 144A, 4.055%, 7/15/25	United States	3,600,000	3,615,876
[h,i] Flatiron CLO Ltd., 2014-1A, A1R, 144A, FRN, 2.533%, (3-month USD LIBOR + 1.18%), 7/17/26	United States	16,400,000	16,447,396
[h,i] LCM XXI LP, 21A, A, 144A, FRN, 2.913%, (3-month USD LIBOR + 1.55%), 4/20/28	United States	30,320,000	30,684,446
[h,i] LCM XXIV Ltd., 24A, A, 144A, FRN, 2.673%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	52,000,000	52,238,680
[h,i] Madison Park Funding Ltd., 2016-21A, A1, 144A, FRN, 2.897%, (3-month USD LIBOR + 1.53%), 7/25/29	United States	17,200,000	17,460,064
[h,i] Magnetite XIV Ltd., 2015-14A, A, 144A, FRN, 2.744%, (3-month USD LIBOR + 1.39%), 7/18/28	United States	3,140,000	3,170,646
[h,i] Octagon Investment Partners 30 Ltd., 144A, FRN, 2.683%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	23,071,429	23,130,953
[h,i] Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 3.763%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	4,208,540	4,232,950
[h,i] TCI-Cent CLO Income Note Issuer Ltd., 2017-1A, B, 144A, FRN, 3.717%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	9,671,118	9,743,168
[h,i] Venture XXIV CLO Ltd., 2016-24A, A1D, 144A, FRN, 2.783%, (3-month USD LIBOR + 1.42%), 10/20/28	United States	34,000,000	34,330,820
[h,i] Voya CLO Ltd.,
2015-1A, A1, 144A, FRN, 2.834%,(3-month USD LIBOR + 1.48%), 4/18/27	United States	6,900,000	6,913,800
2017-3A, B, 144A, FRN, 3.668%,(3-month USD LIBOR + 2.35%), 7/20/30	United States	8,362,537	8,415,472

Total Asset-Backed Securities (Cost $353,464,096)			356,125,752

Total Investments before Short Term Investments
(Cost $3,366,471,462)			3,330,199,866

Short Term Investments 10.7%
Senior Floating Rate Interests 0.8%
Broadcasting 0.0%†
Marshall Broadcasting Group Inc., Term Loan A-2, 3.235%, (LIBOR + 2.00%), 6/28/18	United States	232,741	233,032

Forest Products 0.8%
[g,j] Appvion Inc., NM Term Loans, 10.492% - 10.627%, (LIBOR + 9.25%), 7/01/18	United States	27,529,412	27,942,353

Total Senior Floating Rate Interests
(Cost $27,266,561)			28,175,385

		Shares
Money Market Funds (Cost $368,263,476) 9.9%
[a,k] Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	368,263,476	368,263,476

Total Investments (Cost $3,762,001,499) 100.3%			3,726,638,727
Other Assets, less Liabilities (0.3)%			(10,718,398)

Net Assets 100.0%			$3,715,920,329

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSee Note 3(f) regarding investments in affiliated management investment companies.

bIncome may be received in additional securities and/or cash.

cThe coupon rate shown represents the rate at period end.

dSee Note 1(i) regarding senior floating rate interests.

eA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

fA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

gFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

iThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

jSee Note 9 regarding unfunded loan commitments.

kThe rate shown is the annualized seven-day yield at period end.

At October 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating
Centrally Cleared Swap Contracts
Contracts to Buy Protection[a]
Traded Index
CDX.NA.HY.26	(5.00)%	Quarterly	6/20/21	$50,176,000	$(4,614,090)	$(3,435,070)	$(1,179,020)

aPerformance triggers for settlement of contract include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 10 regarding other derivative information.

See Abbreviations on page 146.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Low Duration Total Return Fund

	Year Ended October 31,
	2017	2016	2015	2014	2013

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.89	$ 9.91	$ 10.11	$ 10.16	$ 10.29

Income from investment operations[a]:

Net investment income	0.170	0.151	0.134	0.144	0.166

Net realized and unrealized gains (losses)	(0.023)	0.031	(0.135)	(0.011)	(0.032)

Total from investment operations	0.147	0.182	(0.001)	0.133	0.134

Less distributions from net investment income and net foreign currency gains	(0.197)	(0.202)	(0.199)	(0.183)	(0.264)

Net asset value, end of year	$ 9.84	$ 9.89	$ 9.91	$ 10.11	$ 10.16

Total return[b]	1.50%	1.88%	(0.02)%	1.32%	1.32%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.96%	0.95%	0.96%	0.93%	0.98%

Expenses net of waiver and payments by affiliates[c]	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income	1.73%	1.57%	1.27%	1.24%	1.25%

Supplemental data

Net assets, end of year (000’s)	$1,519,902	$1,524,437	$1,656,001	$1,589,854	$1,296,612

Portfolio turnover rate	50.40%	44.76%	41.28%	78.63%	64.86%

Portfolio turnover rate excluding mortgage dollar rolls[d]	45.29%	44.76%	41.28%	78.63%	64.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.86	$ 9.90	$ 10.11	$ 10.16	$ 10.29

Income from investment operations[a]:

Net investment income	0.121	0.113	0.104	0.098	0.189

Net realized and unrealized gains (losses)	(0.015)	0.024	(0.145)	(0.001)	(0.090)

Total from investment operations	0.106	0.137	(0.041)	0.097	0.099

Less distributions from net investment income and net foreign currency gains	(0.166)	(0.177)	(0.169)	(0.147)	(0.229)

Net asset value, end of year	$ 9.80	$ 9.86	$ 9.90	$ 10.11	$ 10.16

Total return[b]	1.08%	1.41%	(0.41)%	0.96%	0.97%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.36%	1.35%	1.36%	1.33%	1.38%

Expenses net of waiver and payments by affiliates[c]	1.20%	1.20%	1.20%	1.20%	1.20%

Net investment income	1.33%	1.17%	0.87%	0.84%	0.84%

Supplemental data

Net assets, end of year (000’s)	$174,754	$218,066	$211,354	$165,952	$114,200

Portfolio turnover rate	50.40%	44.76%	41.28%	78.63%	64.86%

Portfolio turnover rate excluding mortgage dollar rolls[d]	45.29%	44.76%	41.28%	78.63%	64.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014		2013[a]

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.94	$ 9.95	$ 10.14	$ 10.19		$ 10.27

Income from investment operations[b]:

Net investment income	0.214	0.195	0.165	0.164	[c]	0.089

Net realized and unrealized gains (losses)	(0.025)	0.021	(0.130)	0.003		(0.046)

Total from investment operations	0.189	0.216	0.035	0.167		0.043

Less distributions from net investment income and net foreign currency gains	(0.229)	(0.226)	(0.228)	(0.217)		(0.123)

Net asset value, end of year	$ 9.90	$ 9.94	$ 9.95	$ 10.14		$ 10.19

Total return[d]	1.92%	2.22%	0.37%	1.66%		0.43%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.53%	0.53%	0.54%	0.55%		0.62%

Expenses net of waiver and payments by affiliates[f]	0.39%	0.42%	0.42%	0.42%		0.43%

Net investment income	2.14%	1.95%	1.65%	1.62%		1.61%

Supplemental data

Net assets, end of year (000’s)	$591,622	$553,233	$508,675	$418,539		$943

Portfolio turnover rate	50.40%	44.76%	41.28%	78.63%		64.86%

Portfolio turnover rate excluding mortgage dollar rolls[g]	45.29%	44.76%	41.28%	78.63%		64.86%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.94	$ 9.95	$ 10.14	$ 10.19	$ 10.31

Income from investment operations[a]:

Net investment income	0.209	0.184	0.134	0.166	0.231

Net realized and unrealized gains (losses)	(0.042)	0.025	(0.106)	(0.010)	(0.064)

Total from investment operations	0.167	0.209	0.028	0.156	0.167

Less distributions from net investment income and net foreign currency gains	(0.217)	(0.219)	(0.218)	(0.206)	(0.287)

Net asset value, end of year	$ 9.89	$ 9.94	$ 9.95	$ 10.14	$ 10.19

Total return	1.70%	2.14%	0.27%	1.54%	1.64%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.71%	0.70%	0.71%	0.68%	0.73%

Expenses net of waiver and payments by affiliates[b]	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	1.98%	1.82%	1.52%	1.49%	1.50%

Supplemental data

Net assets, end of year (000’s)	$428,838	$224,887	$150,464	$198,694	$156,129

Portfolio turnover rate	50.40%	44.76%	41.28%	78.63%	64.86%

Portfolio turnover rate excluding mortgage dollar rolls[c]	45.29%	44.76%	41.28%	78.63%	64.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

cSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2017

Franklin Low Duration Total Return Fund

	Country	Shares/ Warrants		Value
Common Stocks and Other Equity Interests 0.0%†
Energy 0.0%†
[a] Energy XXI Gulf Coast Inc.	United States	57,719		$ 493,498
[a] Halcon Resources Corp.	United States	98,168		645,945
[a] Halcon Resources Corp., wts., 9/09/20	United States	8,753		4,377
[a] Linn Energy Inc.	United States	8,053		310,443

				1,454,263
Materials 0.0%†
[a] Verso Corp., A	United States	1,387		9,723
[a] Verso Corp., wts., 7/25/23	United States	146		1

				9,724

Retailing 0.0%†
[a,b,c] Holdco 2, A	South Africa	12,326,925		8,726
[a,b,c] Holdco 2, B	South Africa	1,226,701		869

				9,595
Total Common Stocks and Other Equity Interests (Cost $5,980,586)				1,473,582

Management Investment Companies 3.4%
Diversified Financials 3.4%
[d] Franklin Lower Tier Floating Rate Fund	United States	1,893,663		19,731,971
[d] Franklin Middle Tier Floating Rate Fund	United States	2,389,308		23,463,000
PowerShares Senior Loan Portfolio ETF	United States	2,100,000		48,552,000

Total Management Investment Companies (Cost $90,035,648)				91,746,971

		Principal Amount*
Corporate Bonds 34.5%
Automobiles & Components 0.4%
Delphi Automotive PLC, senior note, 3.15%, 11/19/20	United States	10,500,000		10,760,925

Banks 8.3%
[e] ANZ New Zealand International Ltd. of London, senior note, 144A, 2.85%, 8/06/20	New Zealand	7,500,000		7,612,410
[f] Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.875%, 4/16/21	Italy	6,300,000	EUR	8,010,710
[f] Banco Popular Espanol SA, secured note, Reg S, 1.00%, 3/03/22	Spain	2,800,000	EUR	3,379,218
Bank of America Corp., senior note, 2.65%, 4/01/19	United States	9,300,000		9,378,713
senior note, 2.151%, 11/09/20	United States	6,600,000		6,574,214
[g] senior note, FRN, 2.399%, (3-month USD LIBOR + 1.04%), 1/15/19	United States	16,671,000		16,837,545
Barclays PLC, senior note, 3.25%, 1/12/21	United Kingdom	7,000,000		7,121,100
BB&T Corp.,
senior note, 2.05%, 6/19/18	United States	1,000,000		1,002,078
[g] senior note, FRN, 1.971%, (3-month USD LIBOR + 0.66%), 2/01/19	United States	2,000,000		2,012,690
Citigroup Inc.,
senior note, 2.40%, 2/18/20	United States	11,300,000		11,362,612
[g] senior note, FRN, 2.247%, (3-month USD LIBOR + 0.93%), 6/07/19	United States	5,000,000		5,049,271
HSBC Holdings PLC, senior note, 3.40%, 3/08/21	United Kingdom	3,300,000		3,404,874
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	7,500,000		7,518,413

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Banks (continued)
Industrial and Commercial Bank of China Ltd./New York, senior note, 3.231%, 11/13/19	China	5,400,000	$ 5,479,218
[e,g] ING Bank NV, senior note, 144A, FRN, 2.025%, (3-month USD LIBOR + 0.69%), 10/01/19	Netherlands	5,000,000	5,032,575
Intesa Sanpaolo SpA,
senior note, 3.875%, 1/16/18	Italy	5,900,000	5,924,137
senior note, 3.875%, 1/15/19	Italy	10,100,000	10,303,767
JPMorgan Chase & Co.,
senior note, 1.85%, 3/22/19	United States	8,000,000	7,998,424
senior note, 2.20%, 10/22/19	United States	21,400,000	21,507,086
senior note, 2.40%, 6/07/21	United States	2,600,000	2,605,375
[e] Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	6,500,000	6,509,360
PHH Corp., senior note, 7.375%, 9/01/19	United States	1,800,000	1,944,000
Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000	4,501,109
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	6,300,000	6,291,988
[e] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	12,700,000	12,697,555
Wells Fargo & Co., senior note, 2.50%, 3/04/21	United States	2,600,000	2,611,557
[g] senior note, FRN, 2.243%, (3-month USD LIBOR + 0.88%), 7/22/20	United States	21,600,000	21,948,830
[e] Westpac Banking Corp., secured note, 144A, 2.10%, 2/25/22	Australia	9,700,000	9,657,611
senior secured note, 144A, 2.25%, 11/09/20	Australia	6,300,000	6,313,356
[e] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000	5,562,271

			226,152,067

Capital Goods 0.8%
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	4,600,000	4,761,000
John Deere Capital Corp., senior note, 1.30%, 3/12/18	United States	1,700,000	1,698,445
senior note, 1.95%, 3/04/19	United States	3,750,000	3,761,863
Lockheed Martin Corp., senior note, 1.85%, 11/23/18	United States	4,200,000	4,205,513
United Technologies Corp., senior note, 4.50%, 4/15/20	United States	7,500,000	7,946,611

			22,373,432

Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000	1,046,826

Consumer Durables & Apparel 0.3%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	3,651,000	3,842,678
KB Home, senior note, 4.75%, 5/15/19	United States	4,500,000	4,635,000

			8,477,678

Consumer Services 0.4%
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000	10,111,210

Diversified Financials 4.5%
[g] Bank of New York Mellon Corp., senior note, FRN, 2.184%, (3-month USD LIBOR + 0.87%), 8/17/20	United States	6,400,000	6,515,061
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	11,900,000	11,925,867
Capital One Financial Corp.,
senior note, 2.50%, 5/12/20	United States	3,900,000	3,915,723
senior note, 3.05%, 3/09/22	United States	9,600,000	9,744,739

58	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
[g] Deutsche Bank AG, senior note, FRN, 2.626%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	7,500,000	$ 7,600,350
[e] Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	4,550,000	4,538,898
[g] The Goldman Sachs Group Inc., senior note, FRN, 2.52%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	23,000,000	23,451,934
[e] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	3,400,000	3,608,250
Morgan Stanley, senior note, 2.80%, 6/16/20	United States	6,600,000	6,699,202
[g] senior note, FRN, 2.514%, (3-month USD LIBOR + 1.14%), 1/27/20	United States	22,400,000	22,755,576
Navient Corp., senior note, 5.50%, 1/15/19	United States	3,400,000	3,514,750
senior note, 5.00%, 10/26/20	United States	1,000,000	1,032,500
[e] Pricoa Global Funding I, secured note, 144A, 2.55%, 11/24/20	United States	5,600,000	5,665,177
[e] Protective Life Global Funding, secured note, 144A, 2.262%, 4/08/20	United States	7,000,000	7,017,315
senior secured note, 144A, 1.722%, 4/15/19	United States	4,300,000	4,292,920
[e,g] Seven and Seven Ltd., senior note, 144A, FRN, 2.452%, (6-month USD LIBOR + 1.00%), 9/11/19	South Korea	800,000	798,758

			123,077,020

Energy 2.5%
Anadarko Petroleum Corp., senior note, 4.85%, 3/15/21	United States	6,100,000	6,481,733
[e] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,656,000	1,103,310
[e] CNPC General Capital Ltd., senior note, 144A, 1.95%, 4/16/18	China	1,500,000	1,499,130
Devon Energy Corp., senior bond, 3.25%, 5/15/22	United States	5,300,000	5,383,121
Enable Midstream Partners LP, senior note, 2.40%, 5/15/19	United States	3,700,000	3,693,402
Energy Transfer Equity LP, first lien, 4.25%, 3/15/23	United States	3,600,000	3,672,036
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	800,000	801,885
Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	7,500,000	7,560,615
[e] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,500,000	2,521,169
Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	4,500,000	4,582,780
[e] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000	1,292,850
Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 2/01/21	United States	5,000,000	5,426,915
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	1,900,000	1,776,500
[e] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 2.50%, 4/28/20	China	7,400,000	7,413,690
[e] Sinopec Group Overseas Development 2017 Ltd., senior note, 144A, 2.375%, 4/12/20	China	5,100,000	5,098,337
[g] Statoil ASA, senior note, FRN, 1.772%, (3-month USD LIBOR + 0.46%), 11/08/18	Norway	6,900,000	6,925,909
Williams Partners LP, senior note, 4.125%, 11/15/20	United States	1,700,000	1,774,553

			67,007,935

Food & Staples Retailing 0.5%
The Kroger Co., senior note, 2.60%, 2/01/21	United States	7,500,000	7,534,223
Walgreen Co., senior bond, 3.10%, 9/15/22	United States	5,300,000	5,377,516

			12,911,739

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Food, Beverage & Tobacco 1.5%
Anheuser-Busch InBev Finance Inc., senior note, 2.65%, 2/01/21	Belgium	8,500,000	$8,603,785
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	2,500,000	2,508,909
[e] Imperial Brands Finance PLC, senior note, 144A, 2.95%, 7/21/20	United Kingdom	6,000,000	6,098,784
Kraft Heinz Foods Co.,
senior bond, 3.50%, 6/06/22	United States	7,900,000	8,169,411
senior note, 2.00%, 7/02/18	United States	6,400,000	6,409,180
[g] Mondelez International Inc., senior note, FRN, 1.831%, (3-month USD LIBOR + 0.52%), 2/01/19	United States	500,000	501,414
Reynolds American Inc., senior note, 2.30%, 6/12/18	United Kingdom	8,800,000	8,827,824

			41,119,307

Health Care Equipment & Services 1.1%
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000	999,950
CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	3,500,000	3,049,375
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000	1,615,546
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	3,500,000	3,613,750
Stryker Corp., senior note, 2.00%, 3/08/19	United States	10,100,000	10,124,404
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	1,825,000	1,859,219
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000	7,567,104

			28,829,348

Household & Personal Products 0.6%
Avon Products Inc., senior note, 6.60%, 3/15/20	United Kingdom	10,000,000	9,900,000
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000	2,192,915
The Procter & Gamble Co., senior note, 1.70%, 11/03/21	United States	3,200,000	3,148,857

			15,241,772

Insurance 1.5%
[e] Jackson National Life Global Funding, secured note, 144A, 2.25%, 4/29/21	United States	7,600,000	7,574,279
[e] Metropolitan Life Global Funding I, senior secured bond, 144A, 3.875%, 4/11/22	United States	5,900,000	6,229,830
[e] New York Life Global Funding,
secured note, 144A, 2.10%, 1/02/19	United States	10,000,000	10,041,693
secured note, 144A, 2.15%, 6/18/19	United States	6,400,000	6,432,879
[e] Nuveen Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	4,200,000	4,266,581
[g] Prudential Financial Inc., senior note, FRN, 2.095%, (3-month USD LIBOR + 0.78%), 8/15/18	United States	5,700,000	5,732,937

			40,278,199
Materials 0.4%
[e] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 6.50%, 5/15/21	Australia	4,000,000	4,186,260
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	1,100,000	1,122,440
[e] Glencore Funding LLC, senior note, 144A, 3.00%, 10/27/22	Switzerland	2,200,000	2,201,573
[e] Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	3,000,000	3,183,750

			10,694,023

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media 1.2%
CBS Corp., senior note, 2.30%, 8/15/19	United States	8,437,000	$ 8,492,586
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,500,000	3,613,750
senior note, 8.625%, 2/15/19	United States	3,000,000	3,221,250
[e] NBCUniversal Enterprise Inc., senior note, 144A, 1.974%, 4/15/19	United States	10,000,000	10,022,345
Time Warner Inc., senior note, 2.10%, 6/01/19	United States	8,500,000	8,509,374

			33,859,305

Pharmaceuticals, Biotechnology & Life Sciences 2.6%
AbbVie Inc., senior note, 1.80%, 5/14/18	United States	8,600,000	8,605,302
Actavis Funding SCS,
3.45%, 3/15/22	United States	5,300,000	5,451,901
senior note, 2.35%, 3/12/18	United States	6,200,000	6,214,658
[g] Amgen Inc., senior note, FRN, 1.915%, (3-month USD LIBOR + 0.60%), 5/22/19	United States	6,200,000	6,233,619
Baxalta Inc., senior note, 2.00%, 6/22/18	United States	10,200,000	10,218,053
senior note, 2.875%, 6/23/20	United States	7,900,000	8,017,973
Biogen Inc., senior note, 2.90%, 9/15/20	United States	7,500,000	7,660,877
Celgene Corp.,
senior note, 2.30%, 8/15/18	United States	3,000,000	3,013,124
senior note, 2.25%, 8/15/21	United States	7,900,000	7,823,973
[h] senior note, 2.75%, 2/15/23	United States	3,700,000	3,700,000
[e] Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%, 3/15/20	United States	3,800,000	3,757,250

			70,696,730

Real Estate 0.2%
American Tower Corp., senior note, 3.40%, 2/15/19	United States	6,200,000	6,307,562

Retailing 0.9%
[e] Amazon.com Inc., senior note, 144A, 2.40%, 2/22/23	United States	4,150,000	4,125,797
Dollar General Corp., senior note, 1.875%, 4/15/18	United States	8,200,000	8,202,613
JD.com Inc., senior note, 3.125%, 4/29/21	China	5,300,000	5,319,133
[c,i] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	920,500	27,342
[c,i] K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	144,913	123,733
Penske Automotive Group Inc., senior sub. note, 3.75%, 8/15/20	United States	4,000,000	4,090,000
[e] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	4,700,000	3,595,500

			25,484,118

Semiconductors & Semiconductor Equipment 0.5%
[e] Broadcom Corp / Cayman Finance Ltd., senior note, 144A, 2.375%, 1/15/20	United States	8,700,000	8,753,948
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000	5,229,480

			13,983,428

Software & Services 0.9%
Alibaba Group Holding Ltd., senior note, 2.50%, 11/28/19	China	11,900,000	11,980,622
Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000	11,428,651

			23,409,273

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Technology Hardware & Equipment 1.4%
[g] Apple Inc., senior note, FRN, 1.561%, (3-month USD LIBOR + 0.25%), 5/03/18	United States	7,300,000		$ 7,309,818
[e] Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	6,400,000		6,516,693
[g] Hewlett Packard Enterprise Co., senior note, FRN, 3.273%, (3-month USD LIBOR + 1.93%), 10/05/18	United States	8,100,000		8,230,437
Juniper Networks Inc.,
senior note, 3.125%, 2/26/19	United States	7,500,000		7,606,412
senior note, 3.30%, 6/15/20	United States	500,000		511,707
[e] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	6,500,000		6,692,270

				36,867,337

Telecommunication Services 1.0%
AT&T Inc., senior note, 2.45%, 6/30/20	United States	7,400,000		7,473,437
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	2,000,000		1,934,400
[e] Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	371,000		393,724
[e] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, first lien, 144A, 3.36%, 3/20/23	United States	2,500,000		2,542,500
Telefonica Emisiones S.A.U., senior note, 3.192%, 4/27/18	Spain	2,300,000		2,317,146
T-Mobile USA Inc., senior note, 4.00%, 4/15/22	United States	1,800,000		1,866,375
Verizon Communications Inc.,
senior note, 2.625%, 2/21/20	United States	5,180,000		5,259,524
[g] senior note, FRN, 3.069%, (3-month USD LIBOR + 1.75%), 9/14/18	United States	4,800,000		4,870,315

				26,657,421

Transportation 0.5%
[e] DAE Funding LLC, senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	2,100,000		2,144,625
FedEx Corp., senior note, 0.50%, 4/09/20	United States	7,100,000	EUR	8,377,114
[e] Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	2,200,000		2,288,176

				12,809,915

Utilities 2.5%
Calpine Corp., senior note, 5.375%, 1/15/23	United States	15,000,000		14,643,750
Dominion Energy Inc., senior note, 2.50%, 12/01/19	United States	9,500,000		9,568,607
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		5,109,532
PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	7,700,000		7,804,973
Sempra Energy, senior note, 2.85%, 11/15/20	United States	9,600,000		9,778,521
The Southern Co.,
senior note, 2.45%, 9/01/18	United States	7,000,000		7,038,320
senior note, 2.35%, 7/01/21	United States	6,500,000		6,470,732
[e] State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%, 5/22/18	China	2,000,000		1,996,020
[e] State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%, 5/07/19	China	2,200,000		2,217,952
[e] Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	2,400,000		2,478,000
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000		899,595

				68,006,002

Total Corporate Bonds (Cost $931,058,054)				936,162,572

[g,j] Senior Floating Rate Interests 3.8%
Automobiles & Components 0.1%
TI Group Automotive Systems LLC, Initial US Term Loan, 3.992%, (LIBOR + 2.75%), 6/30/22	United States	1,293,631		1,299,695

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
[g,j] Senior Floating Rate Interests (continued)
Capital Goods 0.0%†
Allison Transmission Inc., Term Loans, 3.25%, (LIBOR + 2.00%), 9/23/22	United States	870,416	$ 876,567
Harsco Corp., Initial Term Loan, 6.25%, (LIBOR + 5.00%), 11/02/23	United States	134,541	137,008
Leidos Innovations Corp., Term Loan B, 3.25%, (LIBOR + 2.00%), 8/16/23	United States	210,727	212,417

			1,225,992

Commercial & Professional Services 0.0%†
KAR Auction Services Inc., Term Loan B, 3.875%, (LIBOR + 2.50%), 3/09/23	United States	708,286	713,894

Consumer Services 0.5%
Aristocrat Technologies Inc., [k,l] New 2017 Term Loans, TBD, 10/19/24	United States	1,107,000	1,112,535
Term B-2 Loans, 3.363%, (LIBOR + 2.00%), 10/20/21	United States	2,557,244	2,576,433
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.34%, (LIBOR + 2.00%), 3/15/22	United States	1,551,755	1,548,603
Eldorado Resorts Inc., Initial Term Loan, 3.50%, (LIBOR + 2.25%), 4/17/24	United States	1,629,038	1,634,129
Fitness International LLC, Term A Loan, 4.492%, (LIBOR + 3.25%), 4/01/20	United States	3,068,923	3,072,775
Greektown Holdings LLC, Initial Term Loan, 4.242%, (LIBOR + 3.00%), 4/25/24	United States	3,333,987	3,351,177
[k] Tropicana Entertainment Inc., Term Loans, 4.242%, (LIBOR + 3.00%), 11/27/20	United States	339,513	342,272

			13,637,924

Diversified Financials 0.1%
First Eagle Holdings Inc., Initial Term Loans, 4.365%, (LIBOR + 3.00%), 12/01/22	United States	888,017	896,481
Russell Investments US Institutional Holdco Inc., Term Loan B, 5.485%, (LIBOR + 4.25%), 6/01/23	United States	599,188	607,302

			1,503,783

Energy 0.4%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.992%, (LIBOR + 5.75%), 8/14/20	United States	1,911,857	1,887,959
Fieldwood Energy LLC, Loans, 4.208%, (LIBOR + 2.875%), 10/01/18	United States	5,036,382	4,841,222
Foresight Energy LLC, Term Loans, 7.083%, (LIBOR + 5.75%), 3/28/22	United States	1,302,736	1,232,714
International Seaways Operating Corp., Initial Term Loans, 6.75%, (LIBOR + 5.50%), 6/22/22	United States	869,531	874,966
OSG Bulk Ships Inc., Initial Term Loan, 5.57%, (LIBOR + 4.25%), 8/05/19	United States	1,038,624	1,006,167

			9,843,028

Food & Staples Retailing 0.1%
Aramark Corp., U.S. Term A Loan, 2.992%, (LIBOR + 1.75%), 3/28/22	United States	153,180	153,994
Smart & Final Stores LLC, First Lien Term Loan, 4.833%, (LIBOR + 3.50%), 11/15/22	United States	1,217,454	1,181,438

			1,335,432

Food, Beverage & Tobacco 0.2%
JBS USA LUX SA, New Initial Term Loans, 3.739%, (LIBOR + 2.50%), 10/30/22	Brazil	6,666,500	6,570,669

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
[g,j] Senior Floating Rate Interests (continued)
Health Care Equipment & Services 0.1%
U.S. Renal Care Inc., Initial Term Loan, 5.583%, (LIBOR + 4.25%), 12/31/22	United States	2,481,266	$ 2,405,277

Household & Personal Products 0.2%
FGI Operating Co. LLC, Term B Loans, 5.50%, (LIBOR + 4.25%), 4/19/19	United States	3,631,379	2,666,050
Spectrum Brands Inc., USD Term Loans, 3.242% - 3.312%, (LIBOR + 2.00%), 6/23/22	United States	1,845,996	1,860,649

			4,526,699

Materials 0.2%
Ashland LLC, Term B Loan, 3.264% - 3.319%, (LIBOR + 2.00%), 5/17/24	United States	389,326	392,084
[k] Chemours Co., Tranche B-1 US Term Loans, 3.75%, (LIBOR + 2.50%), 5/12/22	United States	3,555,699	3,594,591
Cyanco Intermediate Corp., Initial Term Loan, 5.742%, (LIBOR + 4.50%), 5/01/20	United States	534,001	539,675
OCI Beaumont LLC, Term B-3 Loan, 8.064%, (LIBOR + 6.75%), 8/20/19	United States	816,977	829,573
Oxbow Carbon LLC, Tranche B Term Loan, 4.742%, (LIBOR + 3.50%), 1/19/20	United States	592,092	600,233

			5,956,156

Media 0.3%
Altice US Finance I Corp., March 2017 Refinancing Term Loan Commitments, 3.492%, (LIBOR + 2.25%), 7/28/25	United States	115,805	115,895
AMC Entertainment Holdings Inc.,
2016 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/23	United States	509,326	508,742
[k] Initial Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/22	United States	4,113,411	4,121,490
Charter Communications Operating LLC, Term Loan A-1, 3.00%, (LIBOR + 1.75%), 5/18/21	United States	1,239,500	1,241,160
CSC Holdings LLC (Cablevision), March 2017 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 7/17/25	United States	2,237,860	2,235,047
Lions Gate Entertainment Corp., Term A Loan, 3.242%, (LIBOR + 2.00%), 12/08/21	United States	302,569	303,420

			8,525,754

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
[k] Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.50%, (LIBOR + 4.25%), 4/29/24	United States	3,446,195	3,495,303
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.452%, (LIBOR + 2.25%), 1/31/25	United States	1,449,643	1,456,396
INC Research Holdings Inc., Initial Term B Loans, 3.492%, (LIBOR + 2.25%), 8/01/24	United States	162,919	163,954
Quintiles IMS Inc., Term B-2 Dollar Loans, 3.321%, (LIBOR + 2.00%), 1/01/25	United States	3,604,280	3,630,563
RPI Finance Trust, Term A-3 Loan, 3.083%, (LIBOR + 1.75%), 10/14/21	United States	339,022	339,657
[k] Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.99%, (LIBOR + 4.75%), 4/01/22	United States	1,633,163	1,687,047

			10,772,920

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
[g,j] Senior Floating Rate Interests (continued)
Retailing 0.4%
Ascena Retail Group Inc., Tranche B Term Loan, 5.75%, (LIBOR + 4.50%), 8/21/22	United States	3,215,812	$ 2,804,792
Dollar Tree Inc., Term A-1 Loans, 2.75%, (LIBOR + 1.50%), 7/06/20	United States	370,040	369,227
[k] Harbor Freight Tools USA Inc., Term Loan B, 4.492%, (LIBOR + 3.25%), 8/16/23	United States	2,765,000	2,782,856
[k] Jo-Ann Stores Inc., Initial Loans, 6.551%, (LIBOR + 5.00%), 10/21/23	United States	2,070,858	1,987,115
[k] PetSmart Inc., Tranche B-2 Loans, 4.24%, (LIBOR + 3.00%), 3/11/22	United States	4,646,790	4,004,731

			11,948,721

Semiconductors & Semiconductor Equipment 0.2%
MKS Instruments Inc., Tranche B-3 Term Loans, 3.492%, (LIBOR + 2.25%), 4/29/23	United States	144,700	146,124
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.492%, (LIBOR + 2.25%), 3/31/23	United States	4,574,259	4,599,751

			4,745,875

Software & Services 0.1%
Global Payments Inc., Term A-2 Loan, 2.952%, (LIBOR + 1.75%), 5/02/22	United States	363,585	363,812
Rackspace Hosting Inc., 2017 Refinancing Term B Loans, 4.311%, (LIBOR + 3.00%), 11/03/23	United States	1,721,052	1,720,899
Wex Inc., Term Loan B, 3.992%, (LIBOR + 2.75%), 7/01/23	United States	388,075	392,593

			2,477,304

Technology Hardware & Equipment 0.1%
Ciena Corp., Refinancing Term Loan, 3.739%, (LIBOR + 2.50%), 1/28/22	United States	188,573	189,515
Commscope Inc., Tranche 5 Term Loans, 3.242% - 3.38%, (LIBOR + 2.00%), 12/29/22	United States	645,214	650,844
[k] Western Digital Corp., US Term B-2 Loan, 3.99%, (LIBOR + 2.75%), 4/29/23	United States	1,583,698	1,595,082

			2,435,441

Telecommunication Services 0.1%
Consolidated Communications Inc., Initial Term Loan, 4.25%, (LIBOR + 3.00%), 10/05/23	United States	3,221,605	3,175,295
Global Tel*Link Corp., Term Loan, 5.333%, (LIBOR + 4.00%), 5/23/20	United States	263,181	266,429

			3,441,724

Transportation 0.1%
Air Canada, Term Loan, 3.568%, (LIBOR + 2.25%), 10/06/23	Canada	46,798	47,139
Navios Maritime Midstream Partners LP, Term Loan, 5.83%, (LIBOR + 4.50%), 6/18/20	Marshall Islands	1,209,619	1,206,595
Navios Maritime Partners LP, Initial Term Loan, 6.32%, (LIBOR + 5.00%), 9/14/20	Greece	2,193,751	2,191,465
United Airlines Inc., Class B Term Loans, 3.63%, (LIBOR + 2.25%), 4/01/24	United States	355,510	357,599
XPO Logistics Inc., Loans, 3.599%, (LIBOR + 2.25%), 11/01/21	United States	88,294	88,901

			3,891,699

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*			Value
[g,j] Senior Floating Rate Interests (continued)
Utilities 0.2%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.50%, (LIBOR + 2.25%), 5/03/20	United States	2,709,594			$ 2,718,484
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.84%, (LIBOR + 3.50%), 6/28/23	United States	152,980			154,319
NRG Energy Inc., Term Loans, 3.583%, (LIBOR + 2.25%), 6/30/23	United States	2,133,100			2,139,772

					5,012,575

Total Senior Floating Rate Interests (Cost $103,662,573)					102,270,562

Foreign Government and Agency Securities 1.5%
[e] The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000			8,037,120
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000			11,148,816
Government of Mexico,
7.75%, 12/14/17	Mexico	930,000	[m]	MXN	4,854,939
M, 4.75%, 6/14/18	Mexico	720,000	[m]	MXN	3,703,396
senior note, 8.50%, 12/13/18	Mexico	1,060,000	[m]	MXN	5,609,100
[e] Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000			1,804,545
Japan Bank for International Cooperation, 2.125%, 6/01/20	Japan	4,100,000			4,097,212
Nota Do Tesouro Nacional, 10.00%, 1/01/21	Brazil	2,350	[n]	BRL	737,119
[o] Index Linked, 6.00%, 8/15/18	Brazil	1,810	[n]	BRL	1,713,786

Total Foreign Government and Agency Securities (Cost $43,968,683)					41,706,033

U.S. Government and Agency Securities 24.9%
[p] U.S. Treasury Bond, Index Linked, 0.125%, 7/15/22	United States	10,568,672			10,604,222
U.S. Treasury Note,
1.50%, 12/31/18	United States	10,000,000			10,000,000
1.375%, 2/28/19	United States	40,000,000			39,925,781
1.50%, 2/28/19	United States	76,000,000			75,974,766
1.625%, 3/31/19	United States	80,000,000			80,110,938
3.125%, 5/15/19	United States	90,000,000			92,156,836
1.625%, 6/30/19	United States	50,000,000			50,043,945
3.625%, 8/15/19	United States	75,000,000			77,712,891
1.625%, 8/31/19	United States	37,000,000			37,020,957
3.375%, 11/15/19	United States	60,000,000			62,116,406
2.25%, 4/30/21	United States	17,000,000			17,241,719
2.25%, 7/31/21	United States	13,000,000			13,178,242
[p] Index Linked, 1.875%, 7/15/19	United States	24,420,970			25,401,058
[p] Index Linked, 1.375%, 1/15/20	United States	24,816,764			25,657,925
[p] Index Linked, 0.125%, 4/15/21	United States	18,644,666			18,680,171
[p] Index Linked, 0.125%, 1/15/22	United States	39,047,619			39,105,654

Total U.S. Government and Agency Securities (Cost $678,071,878)					674,931,511

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities 24.6%
Automobiles & Components 0.0%†
[q] Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 1.718%, (1-month USD LIBOR + 0.48%), 12/25/31	United States	1,357	$1,094
2002-3, 1A1, FRN, 1.978%, (1-month USD LIBOR + 0.74%), 5/25/32	United States	1,595	1,541

			2,635

Banks 1.0%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	640,730	644,814
[r] Bear Stearns Commercial Mortgage Securities Trust, 2005-T20, E, FRN, 5.11%, 10/12/42	United States	2,000,000	1,829,365
[r] CD Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.261%, 7/15/44	United States	749,981	748,815
Citibank Credit Card Issuance Trust, 2017-A3, A3, 1.92%, 4/07/22	United States	11,000,000	10,987,177
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	773,410	727,469
[r] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.766%, 7/10/38	United States	4,448,000	4,169,288
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	482,365	496,711
[q] CWABS Asset-Backed Certificates Trust, 2004-7, MV3, FRN, 2.288%,
(1-month USD LIBOR + 1.05%), 12/25/34	United States	200,999	202,137
[q] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.988%,
(1-month USD LIBOR + 0.75%), 3/25/34	United States	252,345	254,270
[r] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	2,200,000	2,232,017
[r] Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN, 5.766%, 7/10/38	United States	273,682	275,885
[q] Impac Secured Assets Corp., 2004-4, M1, FRN, 2.003%, (1-month USD
LIBOR + 0.765%), 2/25/35	United States	1,120,000	1,123,159
[r] LB-UBS Commercial Mortgage Trust, 2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	8,766	8,767
Merrill Lynch Mortgage Investors Trust,
[q] 2003-A, 1A, FRN, 1.978%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	445,129	429,011
[r] 2005-1, 2A2, FRN, 3.146%, 4/25/35	United States	332,880	324,503
[q] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 1.973%,
(1-month USD LIBOR + 0.735%), 1/25/35	United States	189,590	190,031
[e,r] Wachovia Bank Commercial Mortgage Trust, 2003-C7, F, 144A, FRN, 5.941%, 10/15/35	United States	331,427	330,900
[r] Wells Fargo Mortgage Backed Securities Trust,
2005-AR, 1A1, FRN, 3.122%, 2/25/35	United States	1,392,281	1,421,818
2005-AR9, 2A2, FRN, 3.625%, 10/25/33	United States	152,880	152,590

			26,548,727

Diversified Financials 23.5%
American Express Credit Account Master Trust,
[q] 2008-2, A, FRN, 2.499%, (1-month USD LIBOR + 1.26%), 9/15/20	United States	2,900,000	2,910,279
2017-6, A, 2.04%, 5/15/23	United States	16,300,000	16,323,886
[q] American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 2.953%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	2,511,433	2,490,912
2005-1, 6A, FRN, 3.491%, (6-month USD LIBOR + 2.00%), 6/25/45	United States	1,243,742	1,262,590

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[q] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 2.063%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	796,304	$802,732
[e] ARCap REIT Inc., 2004-RR3, A2, 144A, 4.76%, 9/21/45	United States	1,061,709	1,070,702
[q] Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 1.598%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	592,867	595,674
[e,q] Atrium IX, 9A, AR, 144A, FRN, 2.557%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	2,000,000	2,016,260
[e,q] Atrium X, 10A, CR, 144A, FRN, 3.309%, (3-month USD LIBOR + 1.95%), 7/16/25	United States	2,230,000	2,240,369
[e,q] Atrium XI, 11A, CR, 144A, FRN, 3.513%, (3-month USD LIBOR + 2.15%), 10/23/25	United States	6,750,000	6,775,042
[e,h,q] Atrium XIII,
2013A, C, 144A, FRN, 3.171%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	1,000,000	1,000,000
2013-A, B, 144A, FRN, 2.871%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	1,000,000	1,000,000
[e] BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A, 2.959%, 12/10/30	United States	3,200,000	3,263,500
[q] Bear Stearns ALT-A Trust,
2004-10, 1A3, FRN, 2.238%, (1-month USD LIBOR + 1.00%), 9/25/34	United States	439,317	443,024
2004-13, A2, FRN, 2.118%, (1-month USD LIBOR + 0.88%), 11/25/34	United States	64,007	63,558
[e,q] BlueMountain Fuji U.S. CLO I Ltd., 2017-1A, C, 144A, FRN, 3.637%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,361,000	1,376,270
[e,q] BlueMountain Fuji U.S. CLO II Ltd.,
2017-2A, A1A, 144A, FRN, 2.531%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	3,500,000	3,500,105
2017-2A, B, 144A, FRN, 3.481%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	1,000,000	1,002,470
[e,q] Burnham Park CLO Ltd., 2016-1A, A, 144A, FRN, 2.793%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	2,240,000	2,264,685
Capital One Multi-Asset Execution Trust, 2017-A4, A4, 1.99%, 7/17/23	United States	14,230,000	14,240,371
[e,q] Carlyle Global Market Strategies CLO Ltd., 2012-4A, AR, 144A, FRN, 2.813%, (3-month USD LIBOR + 1.45%), 1/20/29	United States	2,800,000	2,850,204
[e,q] Carlyle U.S. CLO Ltd.,
2017-1A, A1A, 144A, FRN, 2.663%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	1,000,000	1,006,870
2017-2A, B, 144A, FRN, 3.731%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	2,110,000	2,127,724
2017-3A, B, 144A, FRN, 3.638%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,250,000	1,261,638
[e,q] Catamaran CLO Ltd.,
2013-1A, A, 144A, FRN, 2.524%, (3-month USD LIBOR + 1.15%), 1/27/25	United States	2,532,679	2,543,393
2014-2A, BR, 144A, FRN, 4.304%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	3,011,300	3,037,197

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q] Cent CLO, 2013-17A, A1, 144A, FRN, 2.678%, (3-month USD LIBOR + 1.30%), 1/30/25	United States	5,245,294	$5,251,956
[e,q] Cent CLO 20 Ltd., 13-20A, AR, 144A, FRN, 2.467%, (3-month USD LIBOR + 1.10%), 1/25/26	United States	4,000,000	4,007,960
[e,q] Cent CLO LP,
2014-22A, A1R, 144A, FRN, 2.722%, (3-month USD LIBOR + 1.41%), 11/07/26	United States	2,800,000	2,824,024
2014-22A, BR, 144A, FRN, 4.262%, (3-month USD LIBOR + 2.95%), 11/07/26	United States	4,050,000	4,149,954
[e] Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,227,000	2,101,486
[q] Chase Funding Trust, 2004-2, 2A2, FRN, 1.738%, (1-month USD LIBOR + 0.50%), 2/26/35	United States	12,256	11,928
Chase Issuance Trust,
[q] 2013-A3, A3, FRN, 1.519%, (1-month USD LIBOR + 0.28%), 4/15/20	United States	6,147,000	6,154,712
[q] 2014-A5, A5, FRN, 1.609%, (1-month USD LIBOR + 0.37%), 4/15/21	United States	7,310,000	7,342,177
2015-A2, A2, 1.59%, 2/18/20	United States	8,200,000	8,204,190
2015-A7, A7, 1.62%, 7/15/20	United States	5,005,000	5,006,992
[e,q] Colony American Homes,
2014-1A, A, 144A, FRN, 2.387%, (1-month USD LIBOR + 1.15%), 5/17/31	United States	4,283,910	4,302,078
2014-1A, C, 144A, FRN, 3.087%, (1-month USD LIBOR + 1.85%), 5/17/31	United States	700,000	703,937
2014-2A, A, 144A, FRN, 2.186%, (1-month USD LIBOR + 0.95%), 7/17/31	United States	2,446,734	2,457,650
2015-1A, A, 144A, FRN, 2.437%, (1-month USD LIBOR + 1.20%), 7/17/32	United States	9,582,368	9,608,083
[r] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	862,712	949,791
Conseco Financial Corp.,
1997-3, A7, 7.64%, 3/15/28	United States	372,586	377,202
1998-6, A8, 6.66%, 6/01/30	United States	6,048,268	6,425,051
[e] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	5,290,000	5,415,730
[r] Countrywide Home Loans, 2004-11, 2A1, FRN, 3.134%, 7/25/34	United States	2,011,236	2,019,250
[e,r] CSMC Trust, 2014-IVR3, A1, 144A, FRN, 3.50%, 7/25/44	United States	2,474,157	2,504,117
[q] Discover Card Execution Note Trust,
2013-A6, A6, FRN, 1.689%, (1-month USD LIBOR + 0.45%), 4/15/21	United States	5,520,000	5,541,519
2014-A1, A1, FRN, 1.669%, (1-month USD LIBOR + 0.43%), 7/15/21	United States	7,690,000	7,725,672
[e,q] Dryden 33 Senior Loan Fund, 2014-33A, AR, 144A, FRN, 2.789%, (3-month USD LIBOR + 1.43%), 10/15/28	United States	12,415,000	12,603,211
[e,q] Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.519%, (3-month USD LIBOR + 1.16%), 10/15/26	United States	3,000,000	3,013,500
[e,q] Dryden 38 Senior Loan Fund, 2015-38A, A, 144A, FRN, 2.789%, (3-month USD LIBOR + 1.43%), 7/15/27	United States	9,642,857	9,728,293
[e,q] Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 3.704%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	870,000	876,429

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q] Dryden 50 Senior Loan Fund,
2017-50A, A1, 144A, FRN, 2.477%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	2,640,000	$2,639,340
2017-50A, C, 144A, FRN, 3.507%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,150,000	2,165,759
[e,q] Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.559%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	5,266,000	5,289,697
[q] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,649,910	1,700,658
2014-DN3, M3, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	2,667,414	2,884,522
2014-HQ1, M2, FRN, 3.738%, (1-month USD LIBOR + 2.50%), 8/25/24	United States	2,768,324	2,797,678
2014-HQ3, M2, FRN, 3.888%, (1-month USD LIBOR + 2.65%), 10/25/24	United States	1,323,531	1,327,481
2015-DN1, M2, FRN, 3.638%, (1-month USD LIBOR + 2.40%), 1/25/25	United States	665,127	665,955
2015-DN1, M3, FRN, 5.388%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	10,920,000	11,779,769
2015-DNA1, M2, FRN, 3.088%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	10,530,000	10,775,906
2015-DNA1, M3, FRN, 4.538%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	1,300,000	1,447,782
2015-DNA2, M2, FRN, 3.838%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	9,297,967	9,503,225
2015-DNA2, M3, FRN, 5.138%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	13,156,000	14,452,600
2015-DNA3, M2, FRN, 4.088%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	7,653,984	7,932,936
2015-HQ1, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	4,655,953	4,692,986
2015-HQ1, M3, FRN, 5.038%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	12,795,000	13,892,171
2015-HQA1, M2, FRN, 3.888%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	9,591,736	9,811,350
2015-HQA2, M2, FRN, 4.038%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	10,554,404	10,909,429
2016-DNA1, M2, FRN, 4.138%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	330,000	340,445
2016-DNA1, M3, FRN, 6.788%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	2,130,000	2,488,849
2016-DNA2, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	2,270,000	2,305,284
2016-HQ1, M1, FRN, 2.988%, (1-month USD LIBOR + 1.75%), 9/25/28	United States	1,151,866	1,155,402
2016-HQA1, M2, FRN, 3.988%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	1,103,000	1,137,520
2016-HQA2, M2, FRN, 3.488%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	1,160,000	1,193,553

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[q] FHLMC Structured Agency Credit Risk Debt Notes, (continued)
2016-HQA3, M2, FRN, 2.588%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	250,000	$253,089
[e,q] Flagship CLO VIII Ltd., 2014-8A, AR, 144A, FRN, 2.609%, (3-month USD LIBOR + 1.25%), 1/16/26	United States	5,545,000	5,569,453
[q] FNMA Connecticut Avenue Securities,
2013-C01, M1, FRN, 3.238%, (1-month USD LIBOR + 2.00%), 10/25/23	United States	2,048,057	2,064,605
2014-C02, 1M2, FRN, 3.838%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	3,180,000	3,337,633
2014-C02, 2M1, FRN, 2.188%, (1-month USD LIBOR + 0.95%), 5/25/24	United States	46,899	46,927
2014-C03, 1M2, FRN, 4.238%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	12,579,000	13,298,587
2014-C03, 2M2, FRN, 4.138%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	4,650,893	4,886,819
2014-C04, 1M1, FRN, 6.138%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	7,560,993	8,592,400
2014-C04, 2M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	3,737,946	4,199,754
2015-C01, 1M2, FRN, 5.538%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	9,227,011	9,929,796
2015-C01, 2M2, FRN, 5.788%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	9,990,138	10,678,151
2015-C02, 1M2, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	2,650,073	2,842,037
2015-C02, 2M2, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	11,641,795	12,334,878
2015-C03, 1M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	11,416,429	12,626,049
2015-C03, 2M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	10,915,527	11,942,170
2017-C01, 1M2, FRN, 4.788%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	6,805,000	7,249,337
[e,q] Galaxy CLO Ltd., 2014-17A, AR, 144A, FRN, 2.759%, (3-month USD LIBOR + 1.40%), 7/15/26	United States	1,710,000	1,721,560
[s] GMAC Commercial Mortgage Securities Inc. Trust, 2005-C1, B, 4.936%, 5/10/43	United States	601,131	30,745
[r] Greenpoint Manufactured Housing, 1999-5, M1A, FRN, 8.30%, 10/15/26	United States	763,894	830,398
[r,t] GS Mortgage Securities Corp. II, 2015-GC30, XA, IO, FRN, 0.887%, 5/10/50	United States	7,952,312	355,520
[q] GSAA Home Equity Trust,
2005-5, M3, FRN, 2.183%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	4,568,276	4,541,746
2005-6, A3, FRN, 1.608%, (1-month USD LIBOR + 0.37%), 6/25/35	United States	263,494	266,087

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[q] GSAMP Trust, 2005-HE3, M2, FRN, 2.243%, (1-month USD LIBOR + 1.005%), 6/25/35	United States	635,864	$640,597
[r] GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 3.797%, 1/25/35	United States	450,923	446,188
[e,q] Invitation Homes Trust,
2014-SFR2, A, 144A, FRN, 2.337%, (1-month USD LIBOR + 1.10%), 9/17/31	United States	5,078,424	5,101,987
2014-SFR2, B, 144A, FRN, 2.837%, (1-month USD LIBOR + 1.60%), 9/17/31	United States	8,500,000	8,508,626
2015-SFR1, A, 144A, FRN, 2.687%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	2,355,765	2,373,057
2015-SFR2, A, 144A, FRN, 2.587%, (1-month USD LIBOR + 1.35%), 6/17/32	United States	7,896,351	7,917,229
2015-SFR3, A, 144A, FRN, 2.537%, (1-month USD LIBOR + 1.30%), 8/17/32	United States	8,725,602	8,796,911
[e,q] Jay Park CLO Ltd., 2016-1A, A2, 144A, FRN, 3.163%, (3-month USD LIBOR + 1.80%), 10/20/27	United States	17,290,000	17,471,199
[e,r] Jefferies & Co., 2009-R2, 4A, 144A, FRN, 3.426%, 5/26/37	United States	532,429	537,284
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	5,054	5,060
[r] 2005-LPD5, F, FRN, 5.701%, 12/15/44	United States	2,909,565	2,902,171
[r] JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 3.49%, 2/25/34	United States	77,133	77,799
[e,r,s] LB-UBS Commercial Mortgage Trust, 2001-C3, E, 144A, FRN, 6.95%, 6/15/36	United States	700,000	686,739
[e,q] LCM XXIII Ltd., 23A, A2, 144A, FRN, 3.213%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	1,000,000	1,011,970
[q] Lehman XS Trust, 2005-4, 1A4, FRN, 1.798%, (1-month USD LIBOR + 0.56%), 10/25/35	United States	703,405	688,797
[e,r] Mach One ULC,
2004-1A, K, 144A, FRN, 5.45%, 5/28/40	United States	4,293,400	4,290,549
2004-1A, L, 144A, FRN, 5.45%, 5/28/40	United States	3,470,500	3,476,047
2004-1A, M, 144A, FRN, 5.45%, 5/28/40	United States	640,000	638,715
[q] Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 4.488%, (1-month USD LIBOR + 3.25%), 3/25/32	United States	1,058,477	1,080,955
[e,q] Madison Park Funding XXIII Ltd.,
2017-23A, B, 144A, FRN, 3.009%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	4,000,000	4,042,520
2017-23A, C, 144A, FRN, 3.659%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,300,000	1,306,339
[e,q] Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 3.065%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	3,000,000	3,022,740
[q] Manufactured Housing Contract Trust Pass Through Certificates, 2001-1, IIM2, FRN, 2.689%, (1-month USD LIBOR + 1.45%), 4/20/32	United States	6,193,200	5,886,688
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	38,544	39,910
2003-6, 2A1, 5.00%, 8/25/18	United States	212,971	214,124
2003-9, 1A1, 5.50%, 12/25/18	United States	79,138	79,526
[r] 2004-11, 2A1, FRN, 5.521%, 11/25/19	United States	466,201	473,324
2004-4, 5A1, 5.50%, 4/25/19	United States	354,482	358,954

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[q] Merrill Lynch Mortgage Investors Trust,
2003-G, A2, FRN, 2.094%, (6-month USD LIBOR + 0.68%), 1/25/29	United States	748,238	$746,576
2005-A10, A, FRN, 1.448%, (1-month USD LIBOR + 0.21%), 2/25/36	United States	3,075,764	2,963,695
[q] Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 1.858%, (1-month USD LIBOR + 0.62%), 10/25/28	United States	735,731	721,356
[r] Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.362%, 11/12/37	United States	761,457	760,499
[e,r] Multi Security Asset Trust LP Commercial Mortgage,
2005-RR4A, J, 144A, FRN, 5.88%, 11/28/35	United States	6,097,200	6,109,943
2005-RR4A, K, 144A, FRN, 5.88%, 11/28/35	United States	3,866,000	3,919,834
[e,h,q] Neuberger Berman CLO Ltd., 2017-26A, B, 144A, FRN, 2.871%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	1,078,945	1,078,945
[q] New York Mortgage Trust, 2005-3, M1, FRN, 1.913%, (1-month USD LIBOR + 0.675%), 2/25/36	United States	371,269	334,537
[q] Novastar Home Equity Loan, 2004-4, M4, FRN, 2.888%, (1-month USD LIBOR + 1.65%), 3/25/35	United States	120,068	120,520
[e,q] NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.924%, (3-month USD LIBOR + 1.55%), 4/01/27	United States	8,101,875	8,171,551
[e] OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	1,700,000	1,789,458
[e,q] Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 3.763%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	280,761	282,389
[e,q] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.439%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	3,000,000	3,016,110
[e,q] Octagon Investment Partners XXIII Ltd.,
2015-1A, A1, 144A, FRN, 2.779%, (3-month USD LIBOR + 1.42%), 7/15/27	United States	4,160,328	4,186,164
2015-1A, A2, 144A, FRN, 2.779%, (3-month USD LIBOR + 1.42%), 7/15/27	United States	3,949,678	3,973,218
[q] Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN, 2.168%, (1-month USD LIBOR + 0.93%), 3/25/36	United States	307,544	308,752
[q] Park Place Securities Inc. Asset-Backed Pass-Through Certificates, 2004-WHQ2, M2, FRN, 2.183%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	291,669	292,741
[q] RAAC, 2004-SP1, AII, FRN, 1.938%, (1-month USD LIBOR + 0.70%), 3/25/34	United States	468,770	459,324
[r] Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.98%, 6/25/34	United States	228,300	235,372
[e,q] Resource Capital Corp. Ltd., 2015-CRE4, A, 144A, FRN, 2.639%, (1-month USD LIBOR + 1.40%), 8/15/32	United States	497,107	496,555
[r] Structured ARM Loan Trust, 2004-12, 3A1, FRN, 3.464%, 9/25/34	United States	2,680,821	2,681,593
[q] Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 2.278%, (1-month USD LIBOR + 1.04%), 12/25/34	United States	400,871	402,639
[q] Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 1.938%, (1-month USD LIBOR + 0.70%), 2/19/35	United States	1,710,973	1,694,908
[q] Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 1.978%, (1-month USD LIBOR + 0.74%), 10/19/33	United States	319,186	303,319
[s] 2003-AR2, A1, FRN, 1.978%, (1-month USD LIBOR + 0.74%), 12/19/33	United States	708,246	689,021

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q] TCI-Cent CLO Income Note Issuer Ltd., 2017-1A, B, 144A, FRN, 3.717%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	583,989	$588,340
[e,h,u] TCI-Flatiron CLO Ltd., 2017-1A, C, 144A, FRN, , 11/17/30	United States	500,000	500,000
Thornburg Mortgage Securities Trust,
[q] 2003-4, A1, FRN, 1.878%, (1-month USD LIBOR + 0.64%), 9/25/43	United States	1,978,827	1,922,365
[q] 2004-3, A, FRN, 1.978%, (1-month USD LIBOR + 0.74%), 9/25/44	United States	1,024,879	979,184
[r] 2005-1, A3, FRN, 3.028%, 4/25/45	United States	343,601	345,691
[e] Towd Point Mortgage Trust,
[r] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	United States	2,089,469	2,112,311
[r] 2016-1, A1, 144A, FRN, 3.50%, 2/25/55	United States	8,424,895	8,610,366
[r] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	5,560,360	5,560,291
[r] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	5,168,614	5,198,807
[r] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	7,653,507	7,701,593
[r] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	6,910,574	6,943,160
[q] 2017-5, 144A, FRN, 1.838%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	5,400,000	5,400,000
[e,q] Voya CLO Ltd.,
2012-4A, A2R, 144A, FRN, 3.209%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	7,660,000	7,765,478
2015-1A, A1, 144A, FRN, 2.834%, (3-month USD LIBOR + 1.48%), 4/18/27	United States	5,280,000	5,290,560
2017-3A, B, 144A, FRN, 3.668%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	507,690	510,904
[q] WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 1.508%, (1-month USD LIBOR + 0.27%), 12/25/45	United States	3,161,714	3,075,374
2005-AR8, 1A1A, FRN, 1.528%, (1-month USD LIBOR + 0.29%), 7/25/45	United States	1,227,252	1,212,688
[r,t] Wells Fargo Commercial Mortgage Trust, 2016-NXS6, XA, IO, FRN, 1.656%, 11/15/49	United States	54,113,049	5,338,480
[r] Wells Fargo Mortgage Backed Securities Trust,
2004-W, A9, FRN, 3.616%, 11/25/34	United States	110,101	112,771
2005-AR10, 2A3, FRN, 3.369%, 6/25/35	United States	616,382	620,862
[e,q] West CLO Ltd.,
2014-1A, A2R, 144A, FRN, 2.704%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	1,360,000	1,368,595
2014-1A, BR, 144A, FRN, 3.204%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	2,410,000	2,427,979

			639,065,208

Real Estate 0.1%
[e] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	1,518,571	1,511,840

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $662,918,343)			667,128,410

Mortgage-Backed Securities 3.6%
v Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 3.439% - 3.673%, (12-month USD LIBOR +/- MBS Margin), 10/01/36 - 6/01/37	United States	2,549,115	2,700,686

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	138,554	$ 143,391
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	32,502	34,370
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	151,495	165,406

			343,167

[v] Federal National Mortgage Association (FNMA) Adjustable Rate 0.9%
FNMA, 2.35% - 2.419%, (1-month USD LIBOR +/- MBS Margin), 4/01/28 - 7/01/34	United States	304,779	314,761
FNMA, 2.841% - 3.196%, (Federal COF +/- MBS Margin), 2/01/18 -10/01/29	United States	30,267	31,023
FNMA, 2.144% - 3.383%, (1 Year CMT +/- MBS Margin), 11/01/30 -10/01/44	United States	529,395	544,370
FNMA, 2.872% - 3.481%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/21 - 6/01/34	United States	119,800	123,511
FNMA, 3.487%, (US 5 Year CMT T-Note +/- MBS Margin), 2/01/30	United States	74,026	78,444
FNMA, 2.145% - 3.748%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/18 - 10/01/43	United States	3,850,223	3,999,142
FNMA, 3.75%, (6-month US T-Bill +/- MBS Margin), 8/01/32	United States	109,992	112,140
FNMA, 2.42% - 4.381%, (6-month USD LIBOR +/- MBS Margin), 9/01/22 - 8/01/37	United States	1,704,037	1,755,139
FNMA, 2.793% - 5.262%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 2/01/44	United States	16,824,232	17,719,346
FNMA, 1.875% - 5.75%, (11th District COF +/- MBS Margin), 3/01/18 -12/01/36	United States	182,524	189,641

			24,867,517

Federal National Mortgage Association (FNMA) Fixed Rate 2.6%
[w] FNMA 15 Year, 3.00%, 11/01/32	United States	64,250,000	65,820,490
FNMA 15 Year, 3.50%, 10/01/25	United States	1,125,781	1,169,739
FNMA 15 Year, 4.00%, 12/01/25	United States	1,697,628	1,784,252
FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	1,235,189	1,290,402
FNMA 30 Year, 5.00%, 3/01/38	United States	30,628	33,245

			70,098,128

[v] Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
GNMA, 2.125% - 2.625%, (US 1 Year CMT T-Note +/- MBS Margin), 4/20/26 - 9/20/26	United States	24,186	24,904

Total Mortgage-Backed Securities (Cost $97,744,113)			98,034,402

Municipal Bonds 0.6%
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 3.389%, 1/01/20	United States	5,900,000	6,011,392
Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	United States	6,500,000	7,010,120
Texas State GO, Transportation Commission-Highway Improvement, Series A, 5.00%, 4/01/21	United States	2,685,000	3,018,531

Total Municipal Bonds (Cost $15,847,609)			16,040,043

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Shares	Value

Escrows and Litigation Trusts (Cost $—) 0.0%
[a,b] NewPage Corp., Litigation Trust	United States	500,000	$—

Total Investments before Short Term Investments (Cost $2,629,287,487)			2,629,494,086

Short Term Investments (Cost $79,803,015) 2.9%
Money Market Funds 2.9%
[d,x] Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	79,803,015	79,803,015

Total Investments (Cost $2,709,090,502) 99.8%			2,709,297,101
TBA Sale Commitments (1.7)%			(46,220,729)
Other Assets, less Liabilities 1.9%			52,040,252

Net Assets 100.0%			$2,715,116,624

		Principal Amount*
TBA Sale Commitments (Proceeds $46,006,418)
Federal National Mortgage Association (FNMA) Fixed Rate (1.7)%
[y] FNMA 30 Year, 3.50%, 11/01/47	United States	44,970,000	$(46,220,729)

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $506,237,325, representing 18.6% of net assets.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $11,389,928, representing 0.4% of net assets.

gThe coupon rate shown represents the rate at period end.

hA portion or all of the security purchased on a when-issued basis. See Note 1(c).

iIncome may be received in additional securities and/or cash.

jSee Note 1(i) regarding senior floating rate interests.

kA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mPrincipal amount is stated in 100 Mexican Peso Units.

nPrincipal amount is stated in 1,000 Brazilian Real Units.

oRedemption price at maturity is adjusted for inflation. See Note 1(k).

pPrincipal amount of security is adjusted for inflation. See Note 1(k).

qThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

rAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

sThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

tInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

uThe coupon rate will be determined at time of issue.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wA portion or all of the security purchased on a to-be-announced (TBA) basis. See Note 1(c).

xThe rate shown is the annualized seven-day yield at period end.

ySecurity sold on a to-be-announced (TBA) basis resulting in a short position. As such, the Fund is not subject to fees and expenses associated with short sale transactions.

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
Canadian 10 Yr. Bond	Long	49	$ 5,222,031	12/18/17	$ (20,640)
CME Ultra Long Term U.S. Treasury Bond	Short	5	823,906	12/19/17	17,799
U.S. Treasury 2 Yr. Note	Long	2,430	523,323,284	12/29/17	(1,883,524)
U.S. Treasury 5 Yr. Note	Short	310	36,328,125	12/29/17	380,642
U.S. Treasury 10 Yr. Note	Short	84	10,494,750	12/19/17	155,965

Total Futures Contracts					$(1,349,758)

*As of period end.

At October 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Indian Rupee	JPHQ	Buy	217,000,000	$3,246,559	4/12/18	$47,650	$—
Indonesian Rupiah	JPHQ	Buy	26,200,000,000	1,899,927	4/12/18	—	(5,046)
Mexican Peso	JPHQ	Buy	62,300,000	3,267,254	4/12/18	—	(106,006)
Australian Dollar	DBAB	Sell	2,570,144	2,013,913	4/19/18	48,650	—
Australian Dollar	JPHQ	Sell	11,750,000	9,208,358	4/19/18	223,708	—
Brazilian Real	JPHQ	Buy	7,500,000	2,320,904	4/19/18	—	(75,843)
British Pound	DBAB	Sell	3,000,000	3,969,480	4/19/18	—	(37,434)
Canadian Dollar	JPHQ	Sell	9,010,000	7,178,734	4/19/18	180,278	—
Euro	BZWS	Sell	194,860	231,247	4/19/18	1,874	—
Euro	CITI	Sell	391,262	464,397	4/19/18	3,836	—
Euro	DBAB	Buy	2,250,000	2,657,250	4/19/18	—	(8,736)
Euro	DBAB	Sell	22,630,136	26,859,482	4/19/18	221,159	—
Euro	GSCO	Sell	420,000	498,422	4/19/18	4,033	—
Euro	HSBK	Sell	6,000	7,122	4/19/18	59	—
Euro	JPHQ	Sell	9,745,354	11,568,028	4/19/18	96,604	—
Indian Rupee	DBAB	Buy	135,900,000	2,058,467	4/19/18	3,018	—
Indian Rupee	JPHQ	Buy	78,000,000	1,181,997	4/19/18	1,195	—
Indonesian Rupiah	JPHQ	Buy	41,430,000,000	3,017,480	4/19/18	—	(23,719)
Japanese Yen	JPHQ	Buy	294,000,000	2,610,317	4/19/18	—	(120)
Japanese Yen	JPHQ	Sell	1,403,000,000	12,645,525	4/19/18	189,383	—
Mexican Peso	JPHQ	Buy	56,200,000	2,858,582	4/19/18	—	(9,966)
Philippine Peso	JPHQ	Buy	94,860,000	1,822,128	4/19/18	—	(15,959)

Total Forward Exchange Contracts						$1,021,447	$(282,829)

Net unrealized appreciation (depreciation)						$738,618

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Olin Corp.	(1.00)%	Quarterly		12/20/21	2,400,000		$(32,458)	$52,409	$(84,867)
Traded Index
CDX.NA.HY.29	(5.00)%	Quarterly		12/20/22	11,400,000		(1,020,397)	(828,345)	(192,052)
ITRX.EUR.28	(1.00)%	Quarterly		12/20/22	49,800,000	EUR	(1,544,894)	(1,308,317)	(236,577)
Contracts to Sell Protection[c,d]
Traded Index
CDX.NA.IG.29	1.00%	Quarterly		12/20/22	86,850,000		2,096,390	1,780,180	316,210	Investment

										Grade
Total Centrally Cleared Swap Contracts							$(501,359)	$(304,073)	$(197,286)

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
The AES Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	7,400,000		$(1,098,077)	$(598,569)	$(499,508)
The AES Corp.	(5.00)%	Quarterly	JPHQ	6/20/22	7,600,000		(1,233,272)	(953,967)	(279,305)
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	1,500,000		(294,914)	(281,245)	(13,669)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	2,700,000		(530,846)	(509,780)	(21,066)
Avon Products Inc.	(5.00)%	Quarterly	GSCO	3/20/20	10,000,000		(5,331)	718,468	(723,799)
Best Buy Co. Inc.	(5.00)%	Quarterly	BZWS	6/20/22	950,000		(170,508)	(151,020)	(19,488)
Best Buy Co. Inc.	(5.00)%	Quarterly	CITI	6/20/22	2,800,000		(502,549)	(427,228)	(75,321)
Best Buy Co. Inc.	(5.00)%	Quarterly	JPHQ	6/20/22	1,500,000		(269,223)	(246,055)	(23,168)
CSC Holdings LLC	(5.00)%	Quarterly	GSCO	9/20/18	3,500,000		(169,642)	(63,945)	(105,697)
CSC Holdings LLC	(5.00)%	Quarterly	GSCO	3/20/19	3,000,000		(212,664)	(49,454)	(163,210)
The Gap Inc.	(1.00)%	Quarterly	CITI	6/20/22	2,350,000		42,386	139,184	(96,798)
Kohl’s Corp.	(1.00)%	Quarterly	BZWS	6/20/22	2,500,000		85,357	137,020	(51,663)
L Brands Inc.	(1.00)%	Quarterly	CITI	6/20/22	2,350,000		86,244	147,901	(61,657)
Macy’s Retail Holdings Inc.	(1.00)%	Quarterly	BZWS	6/20/22	2,250,000		167,193	156,891	10,302
Nabors Industries Inc.	(1.00)%	Quarterly	JPHQ	6/20/20	6,600,000		119,976	162,543	(42,567)
Olin Corp.	(1.00)%	Quarterly	CITI	6/20/21	1,430,000		(23,719)	81,271	(104,990)
Olin Corp.	(1.00)%	Quarterly	GSCO	6/20/21	3,570,000		(59,215)	208,612	(267,827)
PHH Corp.	(5.00)%	Quarterly	GSCO	9/20/19	1,800,000		(169,172)	8,756	(177,928)
Sanmina Corp.	(5.00)%	Quarterly	GSCO	6/20/19	6,500,000		(552,183)	(467,518)	(84,665)
Target Corp.	(1.00)%	Quarterly	CITI	6/20/22	5,250,000		(137,449)	(79,844)	(57,605)
Tenet Healthcare Corp.	(5.00)%	Quarterly	DBAB	3/20/19	1,825,000		(96,655)	(66,162)	(30,493)
Contracts to Sell Protection[c,d]
Single Name
American Tower Corp.	1.00%	Quarterly	GSCO	3/20/21	6,500,000		(54,833)	(82,399)	27,566	BBB-

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)
Enterprise Products Operating LLC	1.00%	Quarterly	MSCO	12/20/19	3,500,000	$55,771	$(10,818)	$66,589	BBB+
Government of Brazil	1.00%	Quarterly	FBCO	12/20/22	8,700,000	(278,308)	(428,178)	149,870	BB
Government of Mexico	1.00%	Quarterly	CITI	6/20/20	2,500,000	30,625	(15,774)	46,399	BBB+
Nabors Industries Inc.	1.00%	Quarterly	JPHQ	6/20/22	6,600,000	(733,355)	(808,288)	74,933	BB
Simon Property Group LP	1.00%	Quarterly	CITI	6/20/22	4,500,000	77,813	11,642	66,171	A
Simon Property Group LP	1.00%	Quarterly	JPHQ	6/20/22	5,475,000	94,673	50,068	44,605	A
Traded Index
[e]Citibank Bespoke
Hong Kong Index,
Mezzanine
Tranche 3-5%	1.00%	Quarterly	CITI	12/20/18	7,000,000	6,930	(170,350)	177,280	Non-
									Investment
									Grade
[e]Citibank Bespoke
Index, Mezzanine
Tranche 5-8%	0.50%	Quarterly	CITI	6/20/18	8,000,000	(26,145)	-	(26,145)	Non-
									Investment
									Grade
[e]Citibank Bespoke
Index, Mezzanine
Tranche 6-10%	0.63%	Quarterly	CITI	12/20/18	10,000,000	3,447	-	3,447	Non-
									Investment
									Grade
[e]Citibank Bespoke
Lisbon Index,
Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	1,300,000	(153,617)	(251,557)	97,940	Non-
									Investment
									Grade
[e]Citibank Bespoke
Verona Index,
Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	2,100,000	(385,090)	(450,910)	65,820	Non-
									Investment
									Grade

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke
Verona Index,
Mezzanine
Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	4,000,000	$3,633	$—	$3,633	Non-
									Investment
									Grade
Total OTC Swap Contracts						$(6,382,719)	$(4,290,705)	$(2,092,014)

Total Credit Default Swap Contracts						$(6,884,078)	$(4,594,778)	$(2,289,300)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

At October 31, 2017, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Fixed 2.393%	Semi-Annual			7,916,500	USD
Pay Fixed 0.50%	Annual	JPHQ	4/09/20	7,100,000	EUR	$(484,260)

At October 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed 2.00%	Semi-Annual
Pay Floating 3-month USD LIBOR	Quarterly	12/20/19	$52,700,000	$122,415	$297,128	$(174,713)
Receive Fixed 2.00%	Semi-Annual
Pay Floating 3-month USD LIBOR	Quarterly	12/20/19	52,600,000	122,183	196,503	(74,320)

Total Centrally Cleared Swap Contracts				$244,598	$493,631	$(249,033)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2017, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity	8/31/24	$52,700,000	$457,294

At October 31, 2017, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	3/20/18	$5,700,000	$147,577
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/18	5,700,000	185,445

Total Return Swap Contracts						$333,022

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 10 regarding other derivative information.

See Abbreviations on page 146.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights

Franklin Total Return Fund

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.93	$ 9.87	$ 10.18	$ 10.05	$ 10.53

Income from investment operations[a]:

Net investment income	0.251 [b]	0.231	0.217	0.257	0.236

Net realized and unrealized gains (losses)	(0.110)	0.107	(0.220)	0.214	(0.205)

Total from investment operations	0.141	0.338	(0.003)	0.471	0.031

Less distributions from:

Net investment income and net foreign currency gains	(0.231)	(0.278)	(0.307)	(0.341)	(0.351)

Net realized gains	—	—	—	—	(0.160)

Total distributions	(0.231)	(0.278)	(0.307)	(0.341)	(0.511)

Net asset value, end of year	$ 9.84	$ 9.93	$ 9.87	$ 10.18	$ 10.05

Total return[c]	1.47%	3.53%	(0.05)%	4.80%	0.30%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.91%	0.90%	0.91%	0.93%	0.91%

Expenses net of waiver and payments by affiliates[d]	0.87%	0.85%	0.87%	0.88%	0.88%

Net investment income	2.58%	2.32%	2.08%	2.46%	2.36%

Supplemental data

Net assets, end of year (000’s)	$3,153,751	$3,623,035	$3,527,479	$3,213,446	$3,019,228

Portfolio turnover rate	101.07%	287.38%	294.80%	273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[e]	78.46%	146.15%	95.06%	85.03%	156.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.87	$ 9.84	$ 10.16	$ 10.03	$ 10.51

Income from investment operations[a]:

Net investment income	0.212 [b]	0.189	0.172	0.201	0.174

Net realized and unrealized gains (losses)	(0.109)	0.100	(0.214)	0.232	(0.182)

Total from investment operations	0.103	0.289	(0.042)	0.433	(0.008)

Less distributions from:

Net investment income and net foreign currency gains	(0.203)	(0.259)	(0.278)	(0.303)	(0.312)

Net realized gains	—	—	—	—	(0.160)

Total distributions	(0.203)	(0.259)	(0.278)	(0.303)	(0.472)

Net asset value, end of year	$ 9.77	$ 9.87	$ 9.84	$ 10.16	$ 10.03

Total return[c]	0.98%	3.13%	(0.43)%	4.42%	(0.08)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.31%	1.30%	1.31%	1.33%	1.31%

Expenses net of waiver and payments by affiliates[d]	1.27%	1.25%	1.27%	1.28%	1.28%

Net investment income	2.18%	1.92%	1.68%	2.06%	1.96%

Supplemental data

Net assets, end of year (000’s)	$354,269	$449,274	$444,253	$432,767	$455,720

Portfolio turnover rate	101.07%	287.38%	294.80%	273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[e]	78.46%	146.15%	95.06%	85.03%	156.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.90	$ 9.85	$ 10.17	$ 10.04	$ 10.52

Income from investment operations[a]:

Net investment income	0.228 [b]	0.199	0.198	0.209	0.204

Net realized and unrealized gains (losses)	(0.115)	0.117	(0.229)	0.238	(0.197)

Total from investment operations	0.113	0.316	(0.031)	0.447	0.007

Less distributions from:

Net investment income and net foreign currency gains	(0.213)	(0.266)	(0.289)	(0.317)	(0.327)

Net realized gains	—	—	—	—	(0.160)

Total distributions	(0.213)	(0.266)	(0.289)	(0.317)	(0.487)

Net asset value, end of year	$ 9.80	$ 9.90	$ 9.85	$ 10.17	$ 10.04

Total return	1.19%	3.31%	(0.32)%	4.56%	0.06%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.16%	1.15%	1.16%	1.18%	1.16%

Expenses net of waiver and payments by affiliates[c]	1.12%	1.10%	1.12%	1.13%	1.13%

Net investment income	2.33%	2.07%	1.83%	2.21%	2.11%

Supplemental data

Net assets, end of year (000’s)	$36,337	$58,715	$70,506	$59,307	$65,601

Portfolio turnover rate	101.07%	287.38%	294.80%	273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[d]	78.46%	146.15%	95.06%	85.03%	156.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014		2013[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.98	$ 9.91	$ 10.20	$ 10.07		$ 10.44

Income from investment operations[b]:

Net investment income	0.296 [c]	0.195	0.255 [c]	0.317	[c]	0.145

Net realized and unrealized gains (losses)	(0.117)	0.173	(0.209)	0.191		(0.348)

Total from investment operations	0.179	0.368	0.046	0.508		(0.203)

Less distributions from net investment income and net foreign currency gains	(0.259)	(0.298)	(0.336)	(0.378)		(0.167)

Net asset value, end of year	$ 9.90	$ 9.98	$ 9.91	$ 10.20		$ 10.07

Total return[d]	1.75%	3.94%	0.44%	5.18%		(1.92)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.50%	0.51%	0.50%	0.50%		0.50%

Expenses net of waiver and payments by affiliates[f]	0.48%	0.46%	0.46%	0.48%		0.49%

Net investment income	2.97%	2.71%	2.49%	2.86%		2.75%

Supplemental data

Net assets, end of year (000’s)	$398,732	$93,892	$68,848	$26,123		$329,806

Portfolio turnover rate	101.07%	287.38%	294.80%	273.96%		371.54%

Portfolio turnover rate excluding mortgage dollar rolls[g]	78.46%	146.15%	95.06%	85.03%		156.49%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

86	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.98	$9.91	$10.20	$10.07	$10.55

Income from investment operations[a]:

Net investment income	0.275 [b]	0.218	0.127	0.288	0.242

Net realized and unrealized gains (losses)	(0.116)	0.142	(0.092)	0.206	(0.186)

Total from investment operations	0.159	0.360	0.035	0.494	0.056

Less distributions from:

Net investment income and net foreign currency gains	(0.249)	(0.290)	(0.325)	(0.364)	(0.376)

Net realized gains	—	—	—	—	(0.160)

Total distributions	(0.249)	(0.290)	(0.325)	(0.364)	(0.536)

Net asset value, end of year	$9.89	$9.98	$9.91	$10.20	$10.07

Total return	1.65%	3.75%	0.33%	5.03%	0.54%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.66%	0.65%	0.66%	0.68%	0.66%

Expenses net of waiver and payments by affiliates[c]	0.62%	0.60%	0.62%	0.63%	0.63%

Net investment income	2.83%	2.57%	2.33%	2.71%	2.61%

Supplemental data

Net assets, end of year (000’s)	$595,239	$740,046	$526,749	$1,281,151	$1,148,451

Portfolio turnover rate	101.07%	287.38%	294.80%	273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[d]	78.46%	146.15%	95.06%	85.03%	156.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	87

FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Statement of Investments, October 31, 2017

Franklin Total Return Fund

		Country	Shares/ Warrants		Value
	Common Stocks and Other Equity Interests 0.2%
	Consumer Services 0.1%
a,aa,ab	Turtle Bay Resort	United States	1,550,568		$7,210,139

	Energy 0.1%
[a]	Energy XXI Gulf Coast Inc.	United States	115,438		986,995
[a]	Halcon Resources Corp.	United States	229,059		1,507,208
[a]	Halcon Resources Corp., wts., 9/09/20	United States	20,425		10,213
[a]	Linn Energy Inc.	United States	35,793		1,379,820

					3,884,236

	Materials 0.0%†
[a]	Verso Corp., A	United States	6,954		48,748
[a]	Verso Corp., wts., 7/25/23	United States	732		7

					48,755

	Retailing 0.0%†
a,ab,ac	Holdco 2, A	South Africa	28,762,824		20,361
a,ab,ac	Holdco 2, B	South Africa	2,862,311		2,026

					22,387

	Total Common Stocks and Other Equity Interests (Cost $15,051,463)				11,165,517

	Management Investment Companies 3.6%
	Diversified Financials 3.6%
ad	Franklin Flexible Alpha Bond Fund, Class R6	United States	10,172,940		100,203,459
ad	Franklin Liberty Investment Grade Corporate ETF	United States	400,000		9,912,000
ad	Franklin Lower Tier Floating Rate Fund	United States	997,589		10,394,878
ad	Franklin Middle Tier Floating Rate Fund	United States	1,889,310		18,553,026
	PowerShares Senior Loan Portfolio ETF	United States	1,000,000		23,120,000

	Total Management Investment Companies (Cost $160,841,460)				162,183,363

	Preferred Stocks (Cost $2,325,000) 0.1%
	Diversified Financials 0.1%
[b]	Citigroup Capital XIII, 7.681%, pfd.	United States	93,000		2,531,460

			Principal Amount*
	Corporate Bonds 36.7%
	Automobiles & Components 0.3%
	Delphi Corp., senior bond, 4.15%, 3/15/24	United Kingdom	5,100,000		5,417,912
	Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	3,000,000		3,135,000
	Ford Motor Credit Co. LLC, senior note, 3.096%, 5/04/23	United States	3,700,000		3,698,634

					12,251,546

	Banks 6.0%
[c]	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.125%, 11/26/25	Italy	20,000,000	EUR	24,861,001
	Bank of America Corp.,
	senior bond, 3.875%, 8/01/25	United States	6,000,000		6,297,656
	senior note, 3.50%, 4/19/26	United States	20,400,000		20,802,847
[c]	Barclays Bank PLC, senior sub. bond, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	10,875,415
	Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		515,442
	CIT Group Inc., senior note, 5.00%, 8/15/22	United States	1,647,000		1,774,642
	Citigroup Inc.,
	senior bond, 8.125%, 7/15/39	United States	4,400,000		6,912,739
	senior note, 3.40%, 5/01/26	United States	20,000,000		20,216,831

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Banks (continued)
HSBC Holdings PLC,
senior note, 3.60%, 5/25/23	United Kingdom	12,700,000		$13,237,908
senior note, 4.30%, 3/08/26	United Kingdom	14,800,000		15,894,238
Intesa Sanpaolo SpA, senior note, 3.875%, 1/16/18	Italy	4,300,000		4,317,591
JPMorgan Chase & Co.,
[d] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		11,609,000
senior bond, 3.30%, 4/01/26	United States	22,000,000		22,191,035
senior bond, 3.20%, 6/15/26	United States	10,800,000		10,800,988
senior note, 2.40%, 6/07/21	United States	10,000,000		10,020,673
senior note, 3.25%, 9/23/22	United States	11,400,000		11,738,082
[e] Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	7,000,000		7,010,080
PHH Corp., senior note, 7.375%, 9/01/19	United States	5,400,000		5,832,000
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	11,500,000		11,485,376
[e] Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		9,965,250
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		6,041,885
Wells Fargo & Co.,
[d] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		6,037,900
senior note, 3.00%, 4/22/26	United States	4,200,000		4,123,414
sub. bond, 4.65%, 11/04/44	United States	10,000,000		10,758,009
[e] Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/20	Australia	10,800,000		10,822,896
[e] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	9,750,000		10,232,479

				274,375,377

Capital Goods 1.8%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	4,000,000		4,100,000
[e] Amcor Finance USA Inc., senior note, 144A, 3.625%, 4/28/26	Australia	11,800,000		11,719,170
[e] Beacon Escrow Corp., senior note, 144A, 4.875%, 11/01/25	United States	2,600,000		2,648,750
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	3,400,000		3,519,000
General Electric Co., senior note, A, 8.50%, 4/06/18	United States	135,000,000	MXN	7,057,140
Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	13,900,000		15,830,363
[e] Tennant Co., senior note, 144A, 5.625%, 5/01/25	United States	2,600,000		2,726,750
[e] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,100,000		1,172,875
TransDigm Inc., senior sub. bond, 6.50%, 7/15/24	United States	13,500,000		13,972,500
United Technologies Corp., senior note, 1.125%, 12/15/21	United States	10,500,000	EUR	12,731,337
[e] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	4,100,000		4,510,000

				79,987,885

Commercial & Professional Services 0.4%
[e] Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	6,000,000		6,075,000
[e] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	8,100,000		7,963,312
Republic Services Inc., senior note, 2.90%, 7/01/26	United States	4,500,000		4,410,971

				18,449,283

Consumer Durables & Apparel 0.2%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	5,252,000		5,527,730
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	4,900,000		5,181,750

				10,709,480

Consumer Services 0.8%
[e] 1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 5.00%, 10/15/25	Canada	5,500,000		5,610,000
[e] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	1,500,000		1,575,000
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	18,400,000		19,087,426

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
[e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	5,500,000	$5,623,750
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000	3,161,250

			35,057,426

Diversified Financials 2.6%
American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 6/15/28	United States	6,428,400	6,442,542
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000	6,109,595
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	9,700,000	9,662,590
[e] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	2,800,000	2,939,160
GE Capital International Funding Co., senior bond, 3.373%, 11/15/25	United States	17,000,000	17,435,429
The Goldman Sachs Group Inc.,
senior note, 3.75%, 5/22/25	United States	7,700,000	7,948,500
senior note, 3.75%, 2/25/26	United States	21,300,000	21,889,314
Morgan Stanley,
senior bond, 4.30%, 1/27/45	United States	10,000,000	10,565,618
senior note, 3.875%, 1/27/26	United States	20,500,000	21,397,609
Navient Corp., senior note, 7.25%, 9/25/23	United States	4,000,000	4,352,500
Springleaf Finance Corp., senior note, 6.00%, 6/01/20	United States	700,000	735,875
United Airlines Pass Through Trust, first lien, 2016-1, AA, 3.10%, 1/07/30	United States	6,300,000	6,342,336

			115,821,068

Energy 3.7%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000	2,750,644
[e] BG Energy Capital PLC, senior note, 144A, 5.125%, 10/15/41	United Kingdom	500,000	581,596
[e] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	4,000,000	2,665,000
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	2,300,000	2,636,375
senior secured note, first lien, 5.875%, 3/31/25	United States	1,600,000	1,738,000
[e] Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	4,000,000	4,130,000
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000	14,076,370
Enable Midstream Partners LP,
senior bond, 5.00%, 5/15/44	United States	1,200,000	1,190,756
senior note, 3.90%, 5/15/24	United States	3,600,000	3,634,640
Energy Transfer Partners LP, senior bond, 5.15%, 2/01/43	United States	6,000,000	5,889,033
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	6,200,000	6,088,749
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	3,700,000	2,543,750
Enterprise Products Operating LLC, senior bond, 4.45%, 2/15/43	United States	6,000,000	6,185,807
Exxon Mobil Corp., senior note, 2.709%, 3/06/25	United States	21,500,000	21,664,940
[e,f] Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000	10,163,950
MPLX LP, senior bond, 4.00%, 2/15/25	United States	4,600,000	4,746,264
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000	7,862,348
[e] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000	7,558,200
Sabine Pass Liquefaction LLC, senior secured bond, first lien, 5.00%, 3/15/27	United States	3,700,000	3,983,399
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000	2,520,000
[e] Sinopec Group Overseas Development 2014 Ltd., senior note, 144A, 4.375%, 4/10/24	China	9,300,000	10,018,100
[e] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 3.25%, 4/28/25	China	16,400,000	16,491,840

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000		$9,631,467
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000		562,929
Valero Energy Corp., senior bond, 4.90%, 3/15/45	United States	6,700,000		7,377,570
Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	1,600,000		1,654,000
senior note, 8.25%, 6/15/23	United States	2,000,000		2,015,000
[e] Woodside Finance Ltd.,
senior bond, 144A, 3.70%, 3/15/28	Australia	5,500,000		5,530,498
senior note, 144A, 3.70%, 9/15/26	Australia	4,000,000		4,052,943

				169,944,168

Food & Staples Retailing 0.6%
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000		16,061,761
Walgreen Co., senior bond, 3.10%, 9/15/22	United States	9,100,000		9,233,093

				25,294,854

Food, Beverage & Tobacco 1.5%
Anheuser-Busch Inbev Finance Inc., senior bond, 3.65%, 2/01/26	Belgium	17,000,000		17,569,480
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	12,000,000		11,666,226
Coca-Cola Femsa SAB de CV, senior bond, 5.25%, 11/26/43	Mexico	1,700,000		1,984,717
Kraft Heinz Foods Co., senior note, 3.50%, 7/15/22	United States	21,400,000		22,130,834
[e] Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	1,500,000		1,575,000
senior note, 144A, 4.875%, 11/01/26	United States	1,600,000		1,686,000
Reynolds American Inc., senior bond, 5.70%, 8/15/35	United Kingdom	9,300,000		11,002,609

				67,614,866

Health Care Equipment & Services 1.0%
Anthem Inc., senior bond, 3.30%, 1/15/23	United States	1,900,000		1,950,865
[e] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	2,400,000		2,451,000
[e] Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	5,700,000		5,799,750
CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	5,000,000		4,818,750
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	4,000,000		4,295,000
senior secured bond, first lien, 5.50%, 6/15/47	United States	9,000,000		9,180,000
Medco Health Solutions Inc., senior note, 4.125%, 9/15/20	United States	3,500,000		3,669,998
[e] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,000,000		1,078,750
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	3,000,000		3,100,163
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	9,660,000		9,841,125

				46,185,401

Household & Personal Products 0.6%
Avon Products Inc., senior note, 6.60%, 3/15/20	United Kingdom	16,500,000		16,335,000
The Clorox Co., senior bond, 3.10%, 10/01/27	United States	12,500,000		12,479,668

				28,814,668

Insurance 1.4%
Aflac Inc., senior note, 0.932%, 1/25/27	United States	1,400,000,000	JPY	12,267,820
[e] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		13,117,481
[e] Nuveen Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	5,800,000		5,891,945
Prudential Financial Inc., senior note, 3.50%, 5/15/24	United States	7,000,000		7,304,803
[e] Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000		23,210,294

				61,792,343

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials 1.9%
ArcelorMittal, senior note, 6.00%, 3/01/21	France	5,000,000	$5,500,200
[e] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,senior note, 144A, 6.00%, 2/15/25	Luxembourg	6,000,000	6,375,000
[e] BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	7,000,000	7,280,000
[e] Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	6,000,000	6,346,290
The Chemours Co., senior note, 5.375%, 5/15/27	United States	5,000,000	5,350,000
[e] First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Zambia	6,100,000	6,481,250
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	1,900,000	1,951,547
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	6,500,000	6,443,125
[e] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	4,700,000	5,085,366
LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	18,400,000	19,461,680
[e] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	1,800,000	1,917,000
[e] Northwest Acquisitions ULC/Dominion Finco Inc., secured note,second lien, 144A, 7.125%, 11/01/22	United States	1,300,000	1,355,250
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000	5,962,889
[e] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Luxembourg SA,senior note, 144A, 7.00%, 7/15/24	United States	800,000	855,500
senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	1,600,000	1,668,000
[e] SunCoke Energy Partners LP/SunCoke Energy Partners Finance
Corp., senior note, 144A, 7.50%, 6/15/25	United States	2,200,000	2,321,000

			84,354,097

Media 1.3%
21st Century Fox America Inc.,
senior bond, 6.90%, 8/15/39	United States	1,800,000	2,445,043
senior bond, 7.90%, 12/01/95	United States	500,000	718,047
senior note, 3.00%, 9/15/22	United States	5,100,000	5,197,753
senior note, 3.70%, 10/15/25	United States	2,300,000	2,371,251
[e] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	7,000,000	7,297,500
[e] CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 144A, 5.375%, 5/01/25	United States	4,000,000	4,160,000
senior bond, 144A, 5.00%, 2/01/28	United States	1,500,000	1,496,250
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,000,000	3,097,500
senior note, 8.625%, 2/15/19	United States	9,000,000	9,663,750
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	8,100,000	8,660,290
[e] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	1,600,000	1,646,000
Time Warner Inc., senior bond, 6.10%, 7/15/40	United States	8,600,000	9,955,923

			56,709,307

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	13,400,000	14,125,844
Baxalta Inc., senior note, 3.60%, 6/23/22	United States	8,300,000	8,599,141
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	18,200,000	20,983,048
[g] Celgene Corp., senior bond, 3.45%, 11/15/27	United States	6,500,000	6,500,000
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000	14,263,382
[e] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	4,800,000	4,050,000
senior note, first lien, 144A, 7.00%, 3/15/24	United States	400,000	434,000

			68,955,415

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Real Estate 1.7%
American Tower Corp.,
senior bond, 3.50%, 1/31/23	United States	12,700,000	$13,097,177
senior bond, 4.40%, 2/15/26	United States	9,400,000	9,978,262
Kimco Realty Corp., senior note, 3.30%, 2/01/25	United States	7,800,000	7,827,093
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	1,100,000	1,150,798
senior bond, 5.00%, 10/15/27	United States	3,000,000	3,090,000
Prologis LP, senior bond, 3.75%, 11/01/25	United States	9,400,000	9,909,737
Realty Income Corp.,
senior bond, 3.25%, 10/15/22	United States	1,350,000	1,379,852
senior bond, 4.125%, 10/15/26	United States	12,500,000	13,037,291
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000	16,158,276

			75,628,486

Retailing 1.3%
[e] Amazon.com Inc., senior note, 144A, 2.80%, 8/22/24	United States	6,400,000	6,416,097
Dollar General Corp., senior bond, 4.15%, 11/01/25	United States	12,700,000	13,565,150
Home Depot Inc., senior note, 2.125%, 9/15/26	United States	16,800,000	15,812,546
JD.com Inc., senior note, 3.125%, 4/29/21	China	1,900,000	1,906,859
ac,h K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	2,147,835	63,797
ac,h K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	338,133	288,713
[e] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	16,500,000	12,622,500
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	10,300,000	10,148,626

			60,824,288

Semiconductors & Semiconductor Equipment 0.8%
[e] Broadcom Corp./Broadcom Cayman Finance Ltd., senior note, 144A, 3.625%, 1/15/24	United States	14,000,000	14,459,788
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000	22,498,211

			36,957,999

Software & Services 0.8%
Alibaba Group Holding Ltd., senior bond, 4.50%, 11/28/34	China	10,000,000	11,124,100
[e] First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	4,000,000	4,170,000
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000	9,753,620
Microsoft Corp., senior note, 2.40%, 8/08/26	United States	12,000,000	11,604,695

			36,652,415

Technology Hardware & Equipment 1.0%
[e] Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	12,000,000	12,218,799
Juniper Networks Inc.,
senior bond, 4.50%, 3/15/24	United States	4,500,000	4,776,894
senior bond, 4.35%, 6/15/25	United States	9,300,000	9,766,622
[e] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	11,100,000	11,428,338
Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	1,800,000	1,893,346
[e] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	5,500,000	5,582,500

			45,666,499

Telecommunication Services 1.2%
AT&T Inc., senior bond, 4.50%, 5/15/35	United States	16,200,000	15,829,079
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	4,500,000	4,758,750
Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	3,000,000	3,157,500
Telefonica Emisiones S.A.U., senior note, 4.57%, 4/27/23	Spain	9,000,000	9,795,600

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Verizon Communications Inc.,
senior bond, 4.812%, 3/15/39	United States	11,065,000	$11,397,858
senior bond, 4.522%, 9/15/48	United States	10,700,000	10,302,280
[e] Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%, 4/23/21	Italy	800,000	831,592

			56,072,659

Transportation 0.7%
[e] Aviation Capital Group Corp., senior bond, 144A, 7.125%, 10/15/20	United States	6,000,000	6,784,421
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	70,322	73,849
[e] DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	1,500,000	1,520,820
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	1,900,000	1,942,047
[e] DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000	4,591,052
[e] Park Aerospace Holdings Ltd.,
senior note, 144A, 5.25%, 8/15/22	Ireland	1,200,000	1,248,096
senior note, 144A, 5.50%, 2/15/24	Ireland	1,800,000	1,865,250
[e] Sydney Airport Finance Co. Pty. Ltd., senior secured bond, first lien, 144A, 3.90%, 3/22/23	Australia	5,800,000	6,066,800
[e] Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%, 2/02/26	Australia	8,200,000	8,571,829
Union Pacific Railroad Co. 2005 Pass Through Trust, 2005-1, 5.082%, 1/02/29	United States	159,647	171,470

			32,835,634

Utilities 3.6%
Calpine Corp., senior note, 5.375%, 1/15/23	United States	27,375,000	26,724,844
[e] Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	4,300,000	4,306,407
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000	963,223
Dominion Energy Inc., senior bond, 3.90%, 10/01/25	United States	12,200,000	12,791,252
Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	18,400,000	18,303,416
[e] Dynegy Inc., senior note, 144A, 8.00%, 1/15/25	United States	6,400,000	7,032,000
[d,e] EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000	24,978,840
[e] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,328,026
Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	9,000,000	9,430,542
Kinder Morgan Energy Partners LP, senior bond, 6.50%, 9/01/39	United States	1,700,000	1,973,320
Sempra Energy, senior note, 3.75%, 11/15/25	United States	8,200,000	8,507,362
The Southern Co., senior bond, 3.25%, 7/01/26	United States	14,350,000	14,295,957
[e] State Grid Overseas Invesments 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	10,700,000	10,937,593
[e] Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	6,100,000	6,298,250
[e] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	12,800,000	13,272,000

			165,143,032

Total Corporate Bonds (Cost $1,626,463,430)			1,666,098,196

[i,j] Senior Floating Rate Interests 2.6%
Automobiles & Components 0.0%†
TI Group Automotive Systems LLC, Initial US Term Loan, 3.992%, (LIBOR + 2.75%), 6/30/22	United States	1,199,210	1,204,832

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
[i,j] Senior Floating Rate Interests (continued)
Capital Goods 0.2%
Allison Transmission Inc., Term Loans, 3.25%, (LIBOR + 2.00%), 9/23/22	United States	6,217,255	$6,261,192
Harsco Corp., Initial Term Loan, 6.25%, (LIBOR + 5.00%), 11/02/23	United States	272,543	277,539
Leidos Innovations Corp., Term Loan B, 3.25%, (LIBOR + 2.00%), 8/16/23	United States	193,166	194,716

			6,733,447

Consumer Services 0.3%
Aristocrat Technologies Inc.,
[k,l] New 2017 Term Loans, TBD, 10/19/24	United States	630,000	633,150
Term B-2 Loans, 3.363%, (LIBOR + 2.00%), 10/20/21	United States	158,005	159,191
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.34%, (LIBOR + 2.00%), 3/15/22	United States	5,076,730	5,066,419
Eldorado Resorts Inc., Initial Term Loan, 3.50%, (LIBOR + 2.25%), 4/17/24	United States	3,404,937	3,415,577
Fitness International LLC, Term A Loan, 4.492%, (LIBOR + 3.25%), 4/01/20	United States	1,996,136	1,998,641
Greektown Holdings LLC, Initial Term Loan, 4.242%, (LIBOR + 3.00%), 4/25/24	United States	380,292	382,253
NVA Holdings Inc., Second Lien Term Loan, 8.333%, (LIBOR + 7.00%), 8/14/22	United States	333,824	337,162
[h] Turtle Bay Holdings LLC, Term Loan B, PIK, 4.00%, (LIBOR + 2.75%), 12/31/18	United States	717,479	706,717

			12,699,110

Diversified Financials 0.0%†
Russell Investments US Institutional Holdco Inc., Term Loan B, 5.485%, (LIBOR + 4.25%), 6/01/23	United States	321,304	325,655

Energy 0.2%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 6.992%, (LIBOR + 5.75%), 8/14/20	United States	2,835,196	2,799,756
Second Lien Initial Term Loan, 11.992%, (LIBOR + 10.75%), 2/16/21	United States	592,358	584,954
Fieldwood Energy LLC, Loans, 4.208%, (LIBOR + 2.875%), 10/01/18	United States	6,287,342	6,043,707
Foresight Energy LLC, Term Loans, 7.083%, (LIBOR + 5.75%), 3/28/22	United States	1,649,507	1,560,846

			10,989,263

Food & Staples Retailing 0.1%
Aramark Corp., U.S. Term A Loan, 2.992%, (LIBOR + 1.75%), 3/28/22	United States	3,063,600	3,079,877
Smart & Final Stores LLC, First Lien Term Loan, 4.833%, (LIBOR + 3.50%), 11/15/22	United States	1,556,745	1,510,692

			4,590,569

Food, Beverage & Tobacco 0.2%
JBS USA LUX SA, New Initial Term Loans, 3.739%, (LIBOR + 2.50%), 10/30/22	Brazil	7,174,815	7,071,677

Health Care Equipment & Services 0.1%
U.S. Renal Care Inc., Initial Term Loan, 5.583%, (LIBOR + 4.25%), 12/31/22	United States	2,754,734	2,670,370

Household & Personal Products 0.1%
Spectrum Brands Inc., USD Term Loans, 3.242% - 3.312%, (LIBOR + 2.00%), 6/23/22	United States	2,709,958	2,731,469

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
[i,j] Senior Floating Rate Interests (continued)
Materials 0.1%
Chemours Co., Tranche B-1 US Term Loans, 3.75%, (LIBOR + 2.50%), 5/12/22	United States	3,102,255	$3,136,188
Cyanco Intermediate Corp., Initial Term Loan, 5.742%, (LIBOR + 4.50%), 5/01/20	United States	543,052	548,822
OCI Beaumont LLC, Term B-3 Loan, 8.064%, (LIBOR + 6.75%), 8/20/19	United States	1,024,983	1,040,785
Oxbow Carbon LLC,
Tranche A-1 Term Loan, 4.242%, (LIBOR + 3.00%), 10/21/19	United States	676,364	676,786
Tranche B Term Loan, 4.742%, (LIBOR + 3.50%), 1/19/20	United States	948,692	961,737

			6,364,318

Media 0.1%
Altice US Finance I Corp., March 2017 Refinancing Term Loan Commitments, 3.492%, (LIBOR + 2.25%), 7/28/25	United States	234,323	234,506
AMC Entertainment Holdings Inc.,
2016 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/23	United States	90,848	90,743
[k] Initial Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/22	United States	1,550,657	1,553,703
CSC Holdings LLC (Cablevision), March 2017 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 7/17/25	United States	1,093,820	1,092,445
Lions Gate Entertainment Corp., Term A Loan, 3.242%, (LIBOR + 2.00%), 12/08/21	United States	3,403,125	3,412,698

			6,384,095

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.50%, (LIBOR + 4.25%), 4/29/24	United States	3,031,358	3,074,555
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.452%, (LIBOR + 2.25%), 1/31/25	United States	2,434,608	2,445,950
INC Research Holdings Inc., Initial Term B Loans, 3.492%, (LIBOR + 2.25%), 8/01/24	United States	1,003,582	1,009,959
Quintiles IMS Inc., Term B-2 Dollar Loans, 3.321%, (LIBOR + 2.00%), 1/01/25	United States	1,028,957	1,036,461
RPI Finance Trust, Term A-3 Loan, 3.083%, (LIBOR + 1.75%), 10/14/21	United States	342,025	342,667
Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.99%, (LIBOR + 4.75%), 4/01/22	United States	1,070,703	1,092,652

			9,002,244

Retailing 0.3%
Ascena Retail Group Inc., Tranche B Term Loan, 5.75%, (LIBOR + 4.50%), 8/21/22	United States	3,261,233	2,844,408
Dollar Tree Inc., Term A-1 Loans, 2.75%, (LIBOR + 1.50%), 7/06/20 .	United States	435,342	434,384
[k] Jo-Ann Stores Inc., Initial Loans, 6.551%, (LIBOR + 5.00%), 10/21/23	United States	1,096,305	1,050,398
[k] PetSmart Inc., Tranche B-2 Loans, 4.24%, (LIBOR + 3.00%), 3/11/22	United States	8,003,155	6,896,470

			11,225,660

Semiconductors & Semiconductor Equipment 0.0%†
MKS Instruments Inc., Tranche B-3 Term Loans, 3.492%, (LIBOR + 2.25%), 4/29/23	United States	131,838	133,136
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.492%, (LIBOR + 2.25%), 3/31/23	United States	1,761,328	1,771,144

			1,904,280

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value
[i,j] Senior Floating Rate Interests (continued)
Software & Services 0.0%†
Global Payments Inc., Term A-2 Loan, 2.952%, (LIBOR + 1.75%), 5/02/22	United States	735,969		$736,429
Rackspace Hosting Inc., 2017 Refinancing Term B Loans, 4.311%, (LIBOR + 3.00%), 11/03/23	United States	455,384		455,344

				1,191,773

Technology Hardware & Equipment 0.0%†
Commscope Inc., Tranche 5 Term Loans, 3.242% - 3.38%, (LIBOR + 2.00%), 12/29/22	United States	349,051		352,096
Western Digital Corp., US Term B-2 Loan, 3.99%, (LIBOR + 2.75%), 4/29/23	United States	575,257		579,392

				931,488

Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.25%, (LIBOR + 3.00%), 10/05/23	United States	227,278		224,011
Global Tel*Link Corp., Term Loan, 5.333%, (LIBOR + 4.00%), 5/23/20	United States	263,180		266,429

				490,440

Transportation 0.3%
Air Canada, Term Loan, 3.568%, (LIBOR + 2.25%), 10/06/23	Canada	55,056		55,457
The Hertz Corp., Tranche B-1 Term Loan, 4.00%, (LIBOR + 2.75%), 6/30/23	United States	3,969,849		3,963,958
Navios Maritime Midstream Partners LP, Term Loan, 5.83%, (LIBOR + 4.50%), 6/18/20	Marshall Islands	1,701,027		1,696,775
Navios Maritime Partners LP, Initial Term Loan, 6.32%, (LIBOR + 5.00%), 9/14/20	Greece	2,925,001		2,921,953
United Airlines Inc., Class B Term Loans, 3.63%, (LIBOR + 2.25%), 4/01/24	United States	395,909		398,235
XPO Logistics Inc., Loans, 3.599%, (LIBOR + 2.25%), 11/01/21	United States	2,375,250		2,391,587

				11,427,965

Utilities 0.4%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.50%, (LIBOR + 2.25%), 5/03/20	United States	7,670,734		7,695,902
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.84%, (LIBOR + 3.50%), 6/28/23	United States	5,071,083		5,115,455
Lightstone Holdco LLC,
Initial Term B Loan, 5.742%, (LIBOR + 4.50%), 1/30/24	United States	5,987,026		6,023,044
Initial Term C Loan, 5.742%, (LIBOR + 4.50%), 1/30/24	United States	373,053		375,297
NRG Energy Inc., Term Loans, 3.583%, (LIBOR + 2.25%), 6/30/23	United States	1,036,875		1,040,118

				20,249,816

Total Senior Floating Rate Interests (Cost $119,216,553)				118,188,471

Foreign Government and Agency Securities 2.0%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	18,800,000		18,714,084
[e] Government of Lithuania, 144A, 7.375%, 2/11/20	Lithuania	4,670,000		5,226,104
Government of Mexico,
7.75%, 12/14/17	Mexico	2,600,000	[m] MXN	13,572,948
M, 4.75%, 6/14/18	Mexico	2,940,000	[m] MXN	15,122,202
senior note, 8.50%, 12/13/18	Mexico	2,000,000	[m] MXN	10,583,209

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
[e] Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000			$6,260,880
[e] Government of Ukraine,
144A, 7.75%, 9/01/20	Ukraine	292,000			311,527
144A, 7.75%, 9/01/21	Ukraine	229,000			244,881
144A, 7.75%, 9/01/22	Ukraine	229,000			245,333
144A, 7.75%, 9/01/23	Ukraine	229,000			243,610
144A, 7.75%, 9/01/24	Ukraine	229,000			240,534
144A, 7.75%, 9/01/25	Ukraine	229,000			238,211
144A, 7.75%, 9/01/26	Ukraine	229,000			236,586
144A, 7.75%, 9/01/27	Ukraine	229,000			236,379
a,[n] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	474,000			272,266
[e] Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	5,120,000			5,591,603
[o] Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	13,695	[p]	BRL	12,967,014
[e] Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	Peru	145,239			143,337

Total Foreign Government and Agency Securities (Cost $100,636,024)					90,450,708

U.S. Government and Agency Securities 13.3%
U.S. Treasury Bond,
6.25%, 8/15/23	United States	41,000,000			50,286,660
2.875%, 5/15/43	United States	27,000,000			27,133,418
2.875%, 8/15/45	United States	5,000,000			5,004,297
2.50%, 2/15/46	United States	50,000,000			46,330,078
2.50%, 5/15/46	United States	60,000,000			55,537,526
2.25%, 8/15/46	United States	57,500,000			50,377,662
[q] Index Linked, 0.625%, 1/15/24	United States	21,042,707			21,442,874
[q] Index Linked, 2.375%, 1/15/25	United States	21,489,359			24,497,417
U.S. Treasury Note,
3.125%, 5/15/21	United States	90,000,000			94,002,539
2.125%, 6/30/21	United States	50,000,000			50,476,563
2.00%, 8/31/21	United States	30,000,000			30,134,180
2.00%, 11/30/22	United States	36,900,000			36,842,344
2.125%, 12/31/22	United States	37,000,000			37,139,473
[q] Index Linked, 0.125%, 7/15/24	United States	77,025,549			76,130,677

Total U.S. Government and Agency Securities (Cost $611,462,282)					605,335,708

Asset-Backed Securities and Commercial Mortgage-Backed Securities 17.5%
Banks 0.7%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,191,677			1,199,272
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	6,656,780			6,261,369
[r] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.766%, 7/10/38	United States	8,491,000			7,958,954
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	350,438			360,860
[e,r] CSMC, 2009-15R, 3A1, 144A, FRN, 3.21%, 3/26/36	United States	2,601,907			2,608,751
[s] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.988%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	1,362,021			1,372,411
[s] FNMA, 2005-122, FN, FRN, 1.588%, (1-month USD LIBOR + 0.35%), 1/25/36	United States	424,675			426,416
[r] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	4,325,000			4,387,943

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Banks (continued)
[r] Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN, 5.766%, 7/10/38	United States	1,942,724	$1,958,363
[s] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 1.978%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	1,295,164	1,248,266
[s] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 1.973%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	1,137,538	1,140,189
[r] Morgan Stanley Capital I Trust, 2007-IQ16, AM, FRN, 6.111%, 12/12/49	United States	3,375,097	3,381,419
ab Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	13,999	13,999

			32,318,212

Diversified Financials 16.7%
[s] American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 2.953%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	1,476,962	1,464,893
[s] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 2.063%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	4,288,121	4,322,735
[e,s] AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 3.487%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	1,000,000	1,003,230
[e] ARCap REIT Inc., 2004-RR3, A2, 144A, 4.76%, 9/21/45	United States	2,200,716	2,219,356
[s] Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 1.598%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	3,195,319	3,210,453
[e,s] Atrium IX, 9A, AR, 144A, FRN, 2.557%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	4,500,000	4,536,585
[e,s] Atrium X, 10A, CR, 144A, FRN, 3.309%, (3-month USD LIBOR + 1.95%), 7/16/25	United States	13,680,000	13,743,612
[e,g,s] Atrium XIII,
2013A, C, 144A, FRN, 3.171%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	3,753,500	3,753,500
2013A, D, 144A, FRN, 4.071%, (3-month USD LIBOR + 2.70%), 11/21/30	United States	5,500,000	5,500,000
2013-A, B, 144A, FRN, 2.871%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,700,000	2,700,000
[e,s] Ballyrock CLO LLC, 2014-1A, BR, 144A, FRN, 3.463%, (3-month USD LIBOR + 2.10%), 10/20/26	United States	10,000,000	10,045,600
[s] Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 2.118%, (1-month USD LIBOR + 0.88%), 11/25/34	United States	588,273	584,146
[e,s] BlueMountain CLO Ltd., 2014, CL 3A, 144A, FRN, 2.499%, (3-month USD LIBOR + 1.14%), 10/15/26	United States	8,100,000	8,156,133
[e,s] BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, B, 144A, FRN, 3.481%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	4,010,000	4,019,905
[e,s] Carlyle Global Market Strategies CLO Ltd., 2012-4A, AR, 144A, FRN, 2.813%, (3-month USD LIBOR + 1.45%), 1/20/29	United States	6,280,000	6,392,600
2014-3A, A1AR, 144A, FRN, 2.524%, (3-month USD LIBOR + 1.15%), 7/27/26	United States	1,250,000	1,256,850

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,s] Carlyle U.S. CLO Ltd.,
2017-1A, A1A, 144A, FRN, 2.663%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	18,800,000	$18,929,156
2017-2A, A1B, 144A, FRN, 2.551%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	10,650,000	10,661,076
2017-2A, B, 144A, FRN, 3.731%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	8,829,000	8,903,164
2017-3A, B, 144A, FRN, 3.638%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,000,000	1,009,310
[g] 2017-4A, C, 144A, FRN, 4.171%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	545,000	545,000
[e,s] Catamaran CLO Ltd.,
2013-1A, A, 144A, FRN, 2.524%, (3-month USD LIBOR + 1.15%), 1/27/25	United States	8,188,997	8,223,636
2014-2A, BR, 144A, FRN, 4.304%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	6,401,000	6,456,049
[e,s] Cent CLO, 2013-17A, A1, 144A, FRN, 2.678%, (3-month USD LIBOR + 1.30%), 1/30/25	United States	9,557,543	9,569,681
[e,s] Cent CLO 20 Ltd.,
13-20A, AR, 144A, FRN, 2.467%, (3-month USD LIBOR + 1.10%), 1/25/26	United States	8,000,000	8,015,920
13-20A, CR, 144A, FRN, 3.717%, (3-month USD LIBOR + 2.35%), 1/25/26	United States	3,500,000	3,510,745
[e,s] Cent CLO LP,
2013-17A, B, 144A, FRN, 4.378%, (3-month USD LIBOR + 3.00%), 1/30/25	United States	3,500,000	3,509,905
2014-22A, A1R, 144A, FRN, 2.722%, (3-month USD LIBOR + 1.41%), 11/07/26	United States	6,280,000	6,333,882
[s] Chase Funding Trust, 2004-2, 2A2, FRN, 1.738%, (1-month USD LIBOR + 0.50%), 2/26/35	United States	625,033	608,320
[e,r] Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	1,863,441	1,874,007
[e,s] Colony American Homes,
2014-1A, A, 144A, FRN, 2.387%, (1-month USD LIBOR + 1.15%), 5/17/31	United States	8,972,461	9,010,513
2014-2A, C, 144A, FRN, 3.136%, (1-month USD LIBOR + 1.90%), 7/17/31	United States	8,235,969	8,287,632
Conseco Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	2,342,591	2,530,971
[e,s] Dryden 31 Senior Loan Fund, 2014-31A, AR, 144A, FRN, 2.434%, (3-month USD LIBOR + 1.08%), 4/18/26	United States	1,200,000	1,203,420
[e,s] Dryden 33 Senior Loan Fund, 2014-33A, AR, 144A, FRN, 2.789%, (3-month USD LIBOR + 1.43%), 10/15/28	United States	12,185,000	12,369,725
[e,s] Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.519%, (3-month USD LIBOR + 1.16%), 10/15/26	United States	19,310,000	19,396,895
[e,s] Dryden 38 Senior Loan Fund, 2015-38A, A, 144A, FRN, 2.789%, (3-month USD LIBOR + 1.43%), 7/15/27	United States	21,757,143	21,949,911
[e,s] Dryden 49 Senior Loan Fund,
2017-49A, A, 144A, FRN, 2.564%, (3-month USD LIBOR + 1.21%), 7/18/30	United States	7,030,000	7,062,479
2017-49A, C, 144A, FRN, 3.704%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	5,320,000	5,359,315

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,s]	Dryden 50 Senior Loan Fund,
	2017-50A, A1, 144A, FRN, 2.477%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	5,660,000	$5,658,585
	2017-50A, C, 144A, FRN, 3.507%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,600,000	2,619,058
[e,s]	Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.559%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	10,096,000	10,141,432
[e,r]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	3,255,000	3,387,781
[s]	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	3,042,575	3,136,160
	2014-DN3, M3, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	17,312,192	18,721,276
	2014-DN4, M3, FRN, 5.788%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	8,730,888	9,514,423
	2015-DN1, M3, FRN, 5.388%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	14,860,000	16,029,978
	2015-DNA2, M3, FRN, 5.138%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	21,828,000	23,979,276
	2015-DNA3, M2, FRN, 4.088%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	21,026,506	21,792,826
	2015-HQ1, M3, FRN, 5.038%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	23,111,666	25,093,491
	2015-HQA1, M2, FRN, 3.888%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	22,822,653	23,345,206
	2015-HQA2, M2, FRN, 4.038%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	2,971,006	3,070,943
	2016-DNA1, M2, FRN, 4.138%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	6,800,000	7,015,232
	2016-DNA2, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	35,270,000	35,818,226
	2016-HQA1, M2, FRN, 3.988%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	13,900,000	14,335,026
	2016-HQA2, M2, FRN, 3.488%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	22,018,000	22,654,875
	2016-HQA3, M2, FRN, 2.588%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	2,250,000	2,277,800
[e,s]	Flagship CLO VIII Ltd.,
	2014-8A, AR, 144A, FRN, 2.609%, (3-month USD LIBOR + 1.25%), 1/16/26	United States	5,900,000	5,926,019
	2014-8A, D, 144A, FRN, 5.059%, (3-month USD LIBOR + 3.70%), 1/16/26	United States	3,900,000	3,918,525
[s]	FNMA Connecticut Avenue Securities,
	2014-C02, 2M2, FRN, 3.838%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	3,830,000	3,987,873
	2014-C03, 1M2, FRN, 4.238%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	13,960,000	14,758,587
	2014-C04, 1M1, FRN, 6.138%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	6,656,419	7,564,432
	2014-C04, 2M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	3,696,024	4,152,654

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[s]	FNMA Connecticut Avenue Securities, (continued)
	2015-C01, 1M2, FRN, 5.538%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	4,375,663	$4,708,940
	2015-C01, 2M2, FRN, 5.788%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	18,579,028	19,858,551
	2015-C02, 1M2, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	8,258,252	8,856,456
	2015-C02, 2M2, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	4,162,244	4,410,039
	2015-C03, 1M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	8,914,906	9,859,479
	2015-C03, 2M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	5,163,447	5,649,087
	2017-C01, 1B1, FRN, 6.988%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	5,375,000	6,078,985
[e]	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	7,857,432	7,762,290
[e,s]	Gilbert Park CLO Ltd.,
	2017-1A, B, 144A, FRN, 2.965%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	1,000,000	1,002,490
	2017-1A, D, 144A, FRN, 4.315%, (3-month USD LIBOR + 2.95%), 10/15/30	United States	2,600,000	2,594,150
[t]	GMAC Commercial Mortgage Securities Inc. Trust, 2005-C1, B, 4.936%, 5/10/43	United States	3,828,253	195,797
[s]	GSAA Home Equity Trust, 2005-5, M3, FRN, 2.183%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	2,725,610	2,709,781
[s]	Home Equity Mortgage Trust, 2004-4, M3, FRN, 2.213%, (1-month USD LIBOR + 0.975%), 12/25/34	United States	2,151,238	2,148,017
[e,s]	Invitation Homes Trust,
	2014-SFR3, C, 144A, FRN, 3.737%, (1-month USD LIBOR + 2.50%), 12/17/31	United States	245,367	246,755
	2015-SFR1, B, 144A, FRN, 3.087%, (1-month USD LIBOR + 1.85%), 3/17/32	United States	7,400,000	7,422,930
	2015-SFR2, C, 144A, FRN, 3.237%, (1-month USD LIBOR + 2.00%), 6/17/32	United States	2,340,000	2,350,372
	2015-SFR3, C, 144A, FRN, 3.237%, (1-month USD LIBOR + 2.00%), 8/17/32	United States	10,402,000	10,450,080
[e,s]	Katonah Ltd., 2007-IA, A2L, 144A, FRN, 2.863%, (3-month USD LIBOR + 1.50%), 4/23/22	United States	2,745,938	2,756,345
[e,s]	LCM XXIII Ltd., 23A, A2, 144A, FRN, 3.213%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	2,000,000	2,023,940
[e,s]	LCM XXV Ltd., 25A, C2, 144A, FRN, 3.00%, (3-month USD LIBOR + 2.30%), 7/20/30	United States	443,666	445,059
[e,s]	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 3.009%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	3,840,000	3,880,819
	2017-23A, C, 144A, FRN, 3.659%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,000,000	1,004,876

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,s] Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 3.065%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	6,000,000	$6,045,480
[r] Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 3.385%, 2/25/34	United States	1,407,791	1,191,418
[e,g,s] Neuberger Berman CLO Ltd., 2017-26A, B, 144A, FRN, 2.871%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	5,772,370	5,772,370
[e,s] NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.924%, (3-month USD LIBOR + 1.55%), 4/01/27	United States	18,215,625	18,372,279
[e,s] Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 3.763%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	1,707,068	1,716,969
[e,g,s] Octagon Investment Partners 33 Ltd.,
2017-1A, A2, 144A, FRN, 2.871%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	400,000	400,000
2017-1A, C, 144A, FRN, 4.121%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	2,800,000	2,800,000
[e,s] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.439%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	4,000,000	4,021,480
[e,s] Octagon Investment Partners XXIII Ltd.,
2015-1A, A1, 144A, FRN, 2.779%, (3-month USD LIBOR + 1.42%), 7/15/27	United States	7,581,042	7,628,120
2015-1A, A2, 144A, FRN, 2.779%, (3-month USD LIBOR + 1.42%), 7/15/27	United States	7,197,192	7,240,087
[e,s] TCI-Cent CLO Income Note Issuer Ltd., 2017-1A, B, 144A, FRN, 3.717%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	3,069,687	3,092,556
[e,g] TCI-Flatiron CLO Ltd.,
[s] 2017-1A, B, 144A, FRN, 2.931%, (3-month USD LIBOR + 1.56%), 11/17/30	United States	3,500,000	3,500,000
[u] 2017-1A, C, 144A, FRN, 11/17/30	United States	2,800,000	2,800,000
[u] 2017-1A, D, 144A, FRN, 11/17/30	United States	11,800,000	11,800,000
[e,r] Towd Point Mortgage Trust,
2017-1, A2, 144A, FRN, 3.50%, 10/25/56	United States	8,862,000	9,135,449
2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	6,072,475	6,110,628
[e,s] Voya CLO Ltd.,
2015-1A, A1, 144A, FRN, 2.834%, (3-month USD LIBOR + 1.48%), 4/18/27	United States	7,745,000	7,760,490
2015-2A, A, 144A, FRN, 2.763%, (3-month USD LIBOR + 1.40%), 7/23/27	United States	4,840,000	4,880,414
2017-3A, B, 144A, FRN, 3.668%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	3,091,704	3,111,275
Wells Fargo Mortgage Backed Securities Trust,
[r] 2004-W, A9, FRN, 3.616%, 11/25/34	United States	1,158,645	1,186,747
[t] 2007-3, 3A1, 5.50%, 4/25/22	United States	155,487	158,993
[e,s] West CLO Ltd.,
2014-1A, A2R, 144A, FRN, 2.704%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	2,860,000	2,878,075
2014-1A, BR, 144A, FRN, 3.204%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	5,060,000	5,097,748

			760,245,810

Real Estate 0.1%
[e] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	2,537,280	2,526,032

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $787,620,847)			795,090,054

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities 24.7%
[v] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 1.957%, (11th District COF +/- MBS Margin), 11/01/27	United States	1,542,166	$1,555,974

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 10.9%
FHLMC 30 Year, 6.00%, 6/01/37	United States	43,225	48,919
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	89,851	99,718
FHLMC 30 Year, 7.00%, 7/01/31	United States	6,392	6,699
FHLMC 30 Year, 8.00%, 2/01/30	United States	24,672	28,868
FHLMC 30 Year, 8.50%, 10/01/24	United States	4,769	5,289
FHLMC Gold 15 Year, 5.00%, 9/01/18	United States	7,559	7,701
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	111,761	115,836
FHLMC Gold 15 Year, 6.00%, 10/01/21 - 9/01/22	United States	330,471	346,313
FHLMC Gold 30 Year, 3.00%, 9/01/46	United States	106,467,692	106,744,202
[w] FHLMC Gold 30 Year, 3.00%, 11/01/47	United States	15,000,000	15,011,565
FHLMC Gold 30 Year, 3.50%, 6/01/47	United States	96,062,098	98,834,889
[w] FHLMC Gold 30 Year, 3.50%, 11/01/47	United States	30,300,000	31,146,271
FHLMC Gold 30 Year, 4.00%, 8/01/47	United States	212,059,007	222,679,774
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	2,135,325	2,287,014
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	12,376,387	13,508,045
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	967,539	1,071,992
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	1,352,892	1,526,215
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	999,988	1,118,338
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	76,442	85,837
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	18,313	21,357
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	2,488	2,781
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	644	649
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	7,494	7,524

			494,705,796

[v] Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 2.837%, (6-month USD LIBOR +/- MBS Margin), 10/01/32	United States	180,371	183,607
FNMA, 2.969% - 3.35%, (12-month USD LIBOR +/- MBS Margin), 2/01/34 - 3/01/37	United States	1,208,744	1,261,015
FNMA, 2.80% - 3.667%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/25 - 10/01/36	United States	355,398	375,167
FNMA, 3.668%, (US 3 Year CMT T-Note +/- MBS Margin), 12/01/24 .	United States	11,329	11,627
FNMA, 1.957% - 4.107%, (11th District COF +/- MBS Margin), 12/01/27 - 9/01/34	United States	3,461,531	3,591,040

			5,422,456

Federal National Mortgage Association (FNMA) Fixed Rate 9.7%
[w] FNMA 15 Year, 3.00%, 11/01/32	United States	110,900,000	113,610,775
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	34,100	34,693
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	9,198	9,351
FNMA 15 Year, 5.50%, 1/01/18 - 12/01/23	United States	123,604	129,588
FNMA 15 Year, 6.00%, 9/01/22	United States	57,098	58,853
FNMA 30 Year, 3.00%, 8/01/46	United States	105,331,176	105,470,886
[w] FNMA 30 Year, 3.00%, 11/01/47	United States	15,000,000	15,007,617
FNMA 30 Year, 3.50%, 5/01/47	United States	129,238,529	132,953,215
[w] FNMA 30 Year, 4.00%, 11/01/47	United States	50,000,000	52,468,751
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	1,989,684	2,165,144
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	6,847,944	7,643,796
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	8,980,418	10,181,595
FNMA 30 Year, 6.50%, 8/01/28 - 5/01/37	United States	230,976	257,327
FNMA 30 Year, 7.00%, 11/01/25	United States	3,591	3,622
FNMA 30 Year, 7.50%, 1/01/30	United States	13,603	15,990
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	77,581	93,874

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	74,722	$77,326

			440,182,403

[v] Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
GNMA, 2.25% - 2.375%, (US 1 Year CMT T-Note +/- MBS Margin), 1/20/23 - 10/20/26	United States	41,335	42,674

Government National Mortgage Association (GNMA) Fixed Rate 3.9%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	210,842	237,296
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	33,376	36,972
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	35,265	40,360
GNMA I SF 30 Year, 7.50%, 1/15/22 - 5/15/26	United States	67,057	68,762
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,537	1,584
GNMA II SF 30 Year, 3.00%, 7/20/47	United States	73,800,754	74,750,805
GNMA II SF 30 Year, 3.50%, 9/20/47	United States	82,350,968	85,531,873
[w] GNMA II SF 30 Year, 3.50%, 11/01/47	United States	16,000,000	16,596,876
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	4,711	5,344
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	453,267	526,021
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	51,203	58,432

			177,854,325

Total Mortgage-Backed Securities (Cost $1,125,212,096)			1,119,763,628

Municipal Bonds 1.6%
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,614,246
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	1,064,648
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	661,297
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 4.294%, 1/01/23	United States	10,000,000	10,225,200
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000	6,491,924
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	3,300,000	3,555,288
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	4,570,000	5,001,225
Consolidated, Refunding, One Hundred Ninety-Second Series, 4.81%, 10/15/65	United States	15,000,000	17,772,750
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	8,875,000	8,502,021
[x] Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%, 7/01/36	United States	12,000,000	4,155,000
University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000	11,149,470

Total Municipal Bonds (Cost $74,118,095)			71,193,069

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

		Country	Shares	Value
	Escrows and Litigation Trusts 0.0%
a,ab	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	$—
a,ab	NewPage Corp., Litigation Trust	United States	2,500,000	—

	Total Escrows and Litigation Trusts (Cost $2,307)			—

	Total Investments before Short Term Investments (Cost $4,622,949,557)			4,642,000,174

	Short Term Investments (Cost $122,271,638) 2.7%
	Money Market Funds 2.7%
ad,y	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	122,271,638	122,271,638

	Total Investments (Cost $4,745,221,195) 105.0%			4,764,271,812
	TBA Sale Commitments (1.1)%			(48,954,711)
	Other Assets, less Liabilities (3.9)%			(176,990,161)

	Net Assets 100.0%			$4,538,326,940

			Principal Amount*
	TBA Sale Commitments (Proceeds $48,570,691)
	Federal National Mortgage Association (FNMA) Fixed Rate (1.1)%
[z]	FNMA 30 Year, 3.50%, 11/01/47	United States	47,630,000	$(48,954,711)

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(g).

abFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

acSee Note 8 regarding restricted securities.

adSee Note 3(f) regarding investments in affiliated management investment companies.

bVariable rate security. The rate shown represents the yield at period end.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $35,736,416, representing 0.8% of net assets.

dPerpetual security with no stated maturity date.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $887,679,569, representing 19.6% of net assets.

fSee Note 1(f) regarding loan participation notes.

gA portion or all of the security purchased on a when-issued basis. See Note 1(c).

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(i) regarding senior floating rate interests.

kA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mPrincipal amount is stated in 100 Mexican Peso Units.

nThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

oRedemption price at maturity is adjusted for inflation. See Note 1(k).

pPrincipal amount is stated in 1,000 Brazilian Real Units.

qPrincipal amount of security is adjusted for inflation. See Note 1(k).

rAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

sThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

tThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

uThe coupon rate will be determined at time of issue.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

xSee Note 7 regarding defaulted securities.

yThe rate shown is the annualized seven-day yield at period end.

zSecurity sold on a TBA basis resulting in a short position. As such, the Fund is not subject to fees and expenses associated with short sale transactions.

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
Australian 10 Yr. Bond	Long	650	$ 64,122,427	12/15/17	$ 23,940
Canadian 10 Yr. Bond	Long	207	22,060,417	12/18/17	(87,194)
U.S. Treasury 2 Yr. Note	Long	78	16,798,031	12/29/17	(65,411)
U.S. Treasury 5 Yr. Note	Long	2,348	275,156,250	12/29/17	(2,516,386)
U.S. Treasury 10 Yr. Note	Long	70	8,745,625	12/19/17	(144,561)
U.S. Treasury 30 Yr. Bond	Long	1,200	182,962,500	12/19/17	(3,242,747)

Total Futures Contracts					$(6,032,359)

*As of period end.

At October 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Indian Rupee	JPHQ	Buy	720,000,000	$10,771,993	4/12/18	$158,103	$—
Indonesian Rupiah	JPHQ	Buy	90,600,000,000	6,569,978	4/12/18	—	(17,449)
Mexican Peso	JPHQ	Buy	221,000,000	11,590,099	4/12/18	—	(376,041)
Australian Dollar	DBAB	Sell	13,639,527	10,687,661	4/19/18	258,182	—
Australian Dollar	JPHQ	Sell	36,198,000	28,368,011	4/19/18	689,172	—
British Pound	DBAB	Sell	15,900,000	21,038,244	4/19/18	—	(198,402)
Canadian Dollar	JPHQ	Sell	51,550,000	41,072,555	4/19/18	1,031,447	—
Euro	DBAB	Buy	9,700,000	11,455,700	4/19/18	—	(37,663)
Euro	DBAB	Sell	69,462,349	82,444,167	4/19/18	678,839	—
Euro	JPHQ	Sell	6,009,461	7,133,410	4/19/18	59,570	—
Indian Rupee	DBAB	Buy	631,935,000	9,571,872	4/19/18	14,036	—
Indian Rupee	JPHQ	Buy	260,000,000	3,939,991	4/19/18	3,984	—
Indonesian Rupiah	DBAB	Buy	139,844,100,000	10,181,587	4/19/18	—	(76,352)
Japanese Yen	DBAB	Sell	1,515,000,000	13,665,885	4/19/18	215,381	—
Japanese Yen	JPHQ	Buy	1,870,000,000	16,603,036	4/19/18	—	(765)
Japanese Yen	JPHQ	Sell	5,492,000,000	49,573,882	4/19/18	814,698	—
Mexican Peso	JPHQ	Buy	153,000,000	7,782,260	4/19/18	—	(27,130)
Philippine Peso	JPHQ	Buy	177,480,000	3,409,143	4/19/18	—	(29,859)
Singapore Dollar	JPHQ	Sell	13,800,000	10,232,531	4/19/18	85,395	—
South Korean Won	JPHQ	Sell	11,300,000,000	10,023,951	4/19/18	—	(93,630)
Japanese Yen	JPHQ	Sell	1,400,000,000	12,917,274	1/23/19	261,831	—

Total Forward Exchange Contracts						$4,270,638	$(857,291)

Net unrealized appreciation (depreciation)						$3,413,347

aMay be comprised of multi.ple contracts with the same counterparty, currency and settlement date.

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Olin Corp	(1.00)%	Quarterly		12/20/21	3,800,000	$(51,392)	$82,980	$(134,372)
Traded Index
CDX.NA.HY.29	(5.00)%	Quarterly		12/20/22	28,500,000	(2,550,994)	(2,070,863)	(480,131)
ITRX.EUR.28	(1.00)%	Quarterly		12/20/22	125,300,000 EUR	(3,887,053)	(3,291,810)	(595,243)
Contracts to Sell Protection[c,d]
Traded Index
CDX.NA.IG.24	1.00%	Quarterly		6/20/25	25,000,000	158,640	(44,725)	203,365	Investment
									Grade
CDX.NA.IG.29	1.00%	Quarterly		12/20/22	139,300,000	3,362,432	2,855,258	507,174	Investment Grade

						$(2,968,367)	$(2,469,160)	$(499,207)

Total Centrally Cleared Swap Contracts
OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
The AES Corp	(5.00)%	Quarterly	JPHQ	6/20/21	14,100,000	$(2,092,281)	$(1,140,872)	$(951,409)
The AES Corp	(5.00)%	Quarterly	JPHQ	6/20/22	13,275,000	(2,154,169)	(1,664,315)	(489,854)
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	5,200,000	(1,022,370)	(974,982)	(47,388)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	8,800,000	(1,730,165)	(1,661,496)	(68,669)
Avon Products Inc.	(5.00)%	Quarterly	GSCO	3/20/20	16,500,000	(8,798)	1,330,499	(1,339,297)
Best Buy Co. Inc	(5.00)%	Quarterly	BZWS	6/20/22	3,800,000	(682,030)	(604,078)	(77,952)
Best Buy Co. Inc	(5.00)%	Quarterly	CITI	6/20/22	9,900,000	(1,776,869)	(1,520,751)	(256,118)
Best Buy Co. Inc	(5.00)%	Quarterly	JPHQ	6/20/22	4,600,000	(825,616)	(754,567)	(71,049)
Bombardier Inc	(5.00)%	Quarterly	BZWS	6/20/22	13,500,000	(1,009,498)	(991,902)	(17,596)
CSC Holdings LLC	(5.00)%	Quarterly	GSCO	9/20/18	3,000,000	(145,407)	(54,809)	(90,598)
CSC Holdings LLC	(5.00)%	Quarterly	GSCO	3/20/19	9,000,000	(637,990)	(164,913)	(473,077)
The Gap Inc	(1.00)%	Quarterly	CITI	6/20/22	8,225,000	148,350	487,157	(338,807)
Kohl’s Corp	(1.00)%	Quarterly	BZWS	6/20/22	8,700,000	297,041	476,829	(179,788)
L Brands Inc	(1.00)%	Quarterly	CITI	6/20/22	8,225,000	301,855	517,653	(215,798)
Macy’s Retail Holdings Inc.	(1.00)%	Quarterly	BZWS	6/20/22	7,775,000	577,745	542,146	35,599
Nabors Industries Inc	(1.00)%	Quarterly	JPHQ	6/20/20	11,350,000	206,322	279,523	(73,201)
Olin Corp	(1.00)%	Quarterly	FBCO	6/20/21	5,000,000	(82,934)	285,656	(368,590)
Olin Corp	(1.00)%	Quarterly	GSCO	6/20/21	5,000,000	(82,935)	282,977	(365,912)
PHH Corp	(5.00)%	Quarterly	GSCO	9/20/19	5,400,000	(507,516)	17,696	(525,212)
Sanmina Corp	(5.00)%	Quarterly	BZWS	6/20/19	3,600,000	(305,825)	(262,199)	(43,626)

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Sanmina Corp.	(5.00)%	Quarterly	GSCO	6/20/19	7,500,000	$(637,135)	$(539,445)	$(97,690)
Springleaf Finance Corp.	(5.00)%	Quarterly	GSCO	6/20/20	700,000	(73,595)	(22,282)	(51,313)
Target Corp.	(1.00)%	Quarterly	CITI	6/20/22	18,300,000	(479,109)	(278,257)	(200,852)
Tenet Healthcare Corp.	(5.00)%	Quarterly	BZWS	3/20/19	2,325,000	(123,135)	(77,886)	(45,249)
Tenet Healthcare Corp.	(5.00)%	Quarterly	GSCO	3/20/19	7,335,000	(388,472)	(208,835)	(179,637)
Contracts to Sell Protection[c,d]
Single Name
Capital One Financial Corp.	1.00%	Quarterly	JPHQ	12/20/22	5,200,000	82,349	92,684	(10,335)	BBB
Goldman Sachs Group Inc.	1.00%	Quarterly	BZWS	12/20/22	7,850,000	159,770	152,677	7,093	BBB+
Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/22	6,150,000	125,170	117,968	7,202	BBB+
Government of Brazil	1.00%	Quarterly	FBCO	12/20/22	23,300,000	(745,353)	(1,146,730)	401,377	BB
Government of Mexico	1.00%	Quarterly	CITI	6/20/20	8,400,000	102,901	(52,999)	155,900	BBB+
Morgan Stanley	1.00%	Quarterly	BZWS	12/20/22	8,800,000	182,785	191,273	(8,488)	BBB+
Nabors Industries Inc	1.00%	Quarterly	JPHQ	6/20/22	11,350,000	(1,261,148)	(1,390,005)	128,857	BB
Prudential Financial Inc.	1.00%	Quarterly	BOFA	12/20/21	8,800,000	227,311	(107,693)	335,004	A
Simon Property Group LP	1.00%	Quarterly	CITI	6/20/22	13,800,000	238,626	35,703	202,923	A
Simon Property Group LP	1.00%	Quarterly	JPHQ	6/20/22	20,950,000	362,263	191,582	170,681	A
Traded Index
[e]Citibank
Bespoke Hong
Kong Index,
Mezzanine
Tranche 3-5%	1.00%	Quarterly	CITI	12/20/18	13,100,000	12,970	(318,797)	331,767	Non-
									Investment
									Grade
[e]Citibank
Bespoke Index,
Mezzanine
Tranche 5-8%	0.50%	Quarterly	CITI	6/20/18	20,600,000	(67,323)	-	(67,323)	Non-
									Investment
									Grade

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank
Bespoke
Lisbon Index,
Equity Tranche
0-3%	0.00%	Quarterly	CITI	6/20/19	3,600,000	$(425,402)	$(696,619)	$271,217	Non-
									Investment
									Grade
[e]Citibank
Bespoke
Verona Index,
Equity Tranche
0-3%	0.00%	Quarterly	CITI	12/20/19	7,500,000	(1,375,321)	(1,610,394)	235,073	Non-
									Investment
									Grade
[e]Citibank
Bespoke
Verona Index,
Mezzanine
Tranche
7-15%	0.40%	Quarterly	CITI	12/20/19	21,000,000	19,074	-	19,074	Non-
									Investment
									Grade
MCDX.NA.29	1.00%	Quarterly	CITI	12/20/22	2,325,000	59,591	58,185	1,406	Investment Grade

Total OTC Swap Contracts.						$(15,536,273)	$(11,184,618)	$(4,351,655)

Total Credit Default Swap Contracts						$(18,504,640)	$(13,653,778)	$(4,850,862)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps,and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2017, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Fixed 3.045%	Semi-Annual			11,760,000	USD
Pay Fixed 1.125%	Annual	CITI	12/15/21	10,500,000	EUR	$(736,756)
Receive Floating 3-month USD LIBOR + 1.44%	Quarterly			1,428,000	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	1,200,000	EUR	33,711
Receive Floating 3-month USD LIBOR + 1.395%	Quarterly			10,277,000	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	8,600,000	EUR	255,662
Receive Floating 3-month USD LIBOR + 1.415%	Quarterly			12,209,400	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	10,200,000	EUR	325,687

Total Cross Currency Swap Contracts						$(121,696)

At October 31, 2017, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity		8/31/24	$24,600,000	$ 213,462

OTC Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.782%	At maturity	JPHQ	5/27/24	95,700,000	2,490,669

Total Inflation Index Swap Contracts					$2,704,131

At October 31, 2017, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
Bloomberg Barclays US Aggregate Bond Index	1-month USD LIBOR + 0.22%	Monthly	BZWS	9/28/18	$100,000,000	$(32,938)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	3/20/18	14,250,000	368,941
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/18	82,250,000	1,948,679
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	9/20/18	25,000,000	130,162

Total Total Return Swap Contracts						$2,414,844

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 10 regarding other derivative information.

See Abbreviations on page 146.

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Financial Statements

Statements of Assets and Liabilities

October 31, 2017

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$949,218,442	$3,280,627,196	$2,587,836,315	$4,485,325,598
Cost - Controlled affiliates (Note 3f)	—	—	—	109,635,000
Cost - Non-controlled affiliates (Note 3f)	33,319,558	481,374,303	121,254,187	150,260,597
Value - Unaffiliated issuers	$950,626,517	$3,245,863,950	$2,586,299,115	$4,502,936,811
Value - Controlled affiliates (Note 3f)	—	—	—	110,115,459
Value - Non-controlled affiliates (Note 3f)	33,319,558	480,774,777	122,997,986	151,219,542
Cash	—	22,436,074	359,696	2,856,524
Restricted cash for OTC derivative contracts (Note 1e)	—	—	60,000	221,000
Foreign currency, at value (cost $—, $—, $651,586 and $11,853,068, respectively)	—	—	651,897	11,851,877
Receivables:
Investment securities sold	5,366,256	11,827,199	53,831,732	93,882,732
Capital shares sold	831,274	5,555,215	147,805,621	7,685,414
Dividends and interest	3,026,976	11,991,119	12,207,971	27,719,093
Variation margin on futures contracts	—	—	—	264,280
Initial margin on futures contracts	—	—	937,863	6,438,521
Variation margin on centrally cleared swap contracts	—	—	8,125	—
Initial margin on centrally cleared swap contracts	—	1,179,727	5,045,126	3,997,961
Collateral due from brokers on:
OTC derivative contracts	—	—	6,100,000	10,360,000
TBA transactions	—	—	—	340,000
OTC swap contracts (upfront payments $—, $—, $2,586,467 and $6,548,120)	—	—	1,822,356	5,060,208
Unrealized appreciation on OTC forward exchange contracts	—	—	1,021,447	4,270,638
Unrealized appreciation on OTC swap contracts	—	—	1,167,577	7,856,684
Unrealized appreciation on unfunded loan commitments (Note 9)	—	1,108,479	60,470	136,199
Other assets	363	1,025	727	1,355
Total assets	993,170,944	3,780,737,565	2,940,377,709	4,947,214,298
Liabilities:
Payables:
Investment securities purchased	—	45,604,538	106,008,456	322,756,647
Capital shares redeemed	2,489,984	12,325,076	61,202,723	8,449,651
Management fees	416,261	1,453,864	817,327	1,755,266
Distribution fees	222,189	596,953	402,293	883,681
Transfer agent fees	393,029	864,840	211,019	670,370
Distributions to shareholders	103,654	3,378,287	166,412	52,655
Variation margin on futures contracts	—	—	163,430	—
Variation margin on centrally cleared swap contracts	—	48,792	—	11,801
Collateral due to brokers on:
OTC derivative contracts	—	—	60,000	221,000
OTC swap contracts (upfront receipts $—, $—, $7,556,485 and $19,360,012)	—	—	6,113,061	16,244,826
TBA sale commitments, at value (proceeds $—, $—, $46,006,418 and $48,570,691)	—	—	46,220,729	48,954,711

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2017

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Unrealized depreciation on OTC forward exchange contracts	$—	$—	$282,829	$857,291
Unrealized depreciation on OTC swap contracts	—	—	3,410,829	7,424,522
Accrued expenses and other liabilities	86,543	544,886	201,977	604,937
Total liabilities	3,711,660	64,817,236	225,261,085	408,887,358
Net assets, at value	$989,459,284	$3,715,920,329	$2,715,116,624	$4,538,326,940
Net assets consist of:
Paid-in capital	$1,156,773,598	$3,913,891,482	$2,799,547,119	$4,621,829,482
Undistributed net investment income	67,121	2,598,773	—	—
Distributions in excess of net investment income	—	—	(3,889,428)	(5,810,566)
Net unrealized appreciation (depreciation)	1,408,075	(35,719,037)	(3,141,509)	15,222,856
Accumulated net realized gain (loss)	(168,789,510)	(164,850,889)	(77,399,558)	(92,914,832)
Net assets, at value	$989,459,284	$3,715,920,329	$2,715,116,624	$4,538,326,940
Class A:
Net assets, at value	$492,319,385	$1,362,220,258	$1,519,902,120	$3,153,750,504
Shares outstanding	59,738,963	154,208,240	154,474,841	320,622,445
Net asset value per share[b]	$8.24	$8.83	$9.84	$9.84
Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 95.75%, respectively)	$8.43	$9.03	$10.07	$10.28
Class A1:
Net assets, at value	$121,012,118
Shares outstanding	14,688,683
Net asset value per share[b]	$8.24
Maximum offering price per share (net asset value per share ÷ 97.75%)	$8.43
Class C:
Net assets, at value	$189,633,669	$550,796,574	$174,754,399	$354,268,587
Shares outstanding	23,025,841	62,345,165	17,833,375	36,259,151
Net asset value and maximum offering price per share[b]	$8.24	$8.83	$9.80	$9.77
Class R:
Net assets, at value				$36,337,347
Shares outstanding				3,708,229
Net asset value and maximum offering price per share				$9.80
Class R6:
Net assets, at value	$2,195,597	$130,179,621	$591,622,077	$398,731,654
Shares outstanding	266,137	14,732,454	59,762,393	40,283,782
Net asset value and maximum offering price per share	$8.25	$8.84	$9.90	$9.90
Advisor Class:
Net assets, at value	$184,298,515	$1,672,723,876	$428,838,028	$595,238,848

Shares outstanding	22,341,165	189,268,381	43,362,918	60,180,599

Net asset value and maximum offering price per share	$8.25	$8.84	$9.89	$9.89

aConsolidated financial statement. See Note 1(g).

bRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FINANCIAL STATEMENTS

Statements of Operations

for the year ended October 31, 2017

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Investment income:
Dividends:
Unaffiliated issuers	$—	$351,134	$259,099	$1,120,157
Controlled affiliates (Note 3f)	—	—	—	1,672,448
Non-controlled affiliates (Note 3f)	86,363	3,342,301	3,719,567	2,453,702
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(15,230,102)	—	(3,110,113)	(2,380,235)
Paid in cash	32,214,330	153,304,426	64,171,974	156,971,686
Total investment income	17,070,591	156,997,861	65,040,527	159,837,758
Expenses:
Management fees (Note 3a)	5,782,952	18,274,606	12,777,407	21,776,706
Distribution fees: (Note 3c)
Class A	1,452,569	3,551,989	3,646,992	8,134,775
Class A1	130,901	—	—	—
Class C	1,467,689	3,763,160	1,271,063	2,553,377
Class R	—	—	—	239,281
Transfer agent fees: (Note 3e)
Class A	853,540	1,403,960	2,594,902	5,208,381
Class A1	203,566	—	—	—
Class C	331,702	572,038	349,266	628,694
Class R	—	—	—	76,746
Class R6	744	793	1,251	2,360
Advisor Class	303,798	1,573,877	626,861	1,347,501
Custodian fees (Note 4)	10,197	27,833	61,452	127,376
Reports to shareholders	120,211	201,984	242,423	629,925
Registration and filing fees	114,228	190,405	165,566	191,272
Professional fees	57,594	384,489	109,513	165,335
Trustees’ fees and expenses	12,315	32,675	27,095	46,153
Other	221,342	87,917	191,836	338,913
Total expenses	11,063,348	30,065,726	22,065,627	41,466,795
Expense reductions (Note 4)	(229)	(20,490)	(25,375)	(56,360)
Expenses waived/paid by affiliates (Note 3f and 3g)	(78,650)	(1,848,587)	(3,894,992)	(1,603,052)
Net expenses	10,984,469	28,196,649	18,145,260	39,807,383
Net investment income	6,086,122	128,801,212	46,895,267	120,030,375
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	96,773	(27,682,662)	(6,158,182)	(36,912,304)
Controlled affiliates (Note 3f)	—	—	—	(1,078,172)
Foreign currency transactions	—	2,688	940,395	550,387
Forward exchange contracts	—	—	3,116,993	13,947,031
Futures contracts	—	—	2,820,388	(13,973,734)
TBA sale commitments	—	—	(21,644)	1,637,734
Swap contracts	—	(305,578)	(1,854,924)	(12,429,197)
Net realized gain (loss)	96,773	(27,985,552)	(1,156,974)	(48,258,255)

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended October 31, 2017

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	$(7,106,295)	$22,331,776	$(3,267,873)	$(14,192,726)
Controlled affiliates (Note 3f)	—	—	—	487,459
Non-controlled affiliates (Note 3f)	—	(599,526)	(516,623)	(423,507)
Translation of other assets and liabilities denominated in foreign currencies	—	—	(12,284)	(17,652)
Forward exchange contracts	—	—	(820,066)	(3,901,913)
Futures contracts	—	—	(2,316,849)	(2,174,906)
TBA sale commitments	—	—	(214,311)	(384,020)
Swap contracts	—	(1,179,020)	1,012,936	10,377,106
Net change in unrealized appreciation (depreciation)	(7,106,295)	20,553,230	(6,135,070)	(10,230,159)
Net realized and unrealized gain (loss)	(7,009,522)	(7,432,322)	(7,292,044)	(58,488,414)
Net increase (decrease) in net assets resulting from operations	$(923,400)	$121,368,890	$39,603,223	$61,541,961

aConsolidated financial statement. See Note 1(g).

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Year Ended October 31,		Year Ended October 31,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$6,086,122	$6,177,925	$128,801,212	$142,862,698
Net realized gain (loss)	96,773	617,606	(27,985,552)	(60,596,568)
Net change in unrealized appreciation (depreciation)	(7,106,295)	(11,522,082)	20,553,230	119,213,445
Net increase (decrease) in net assets resulting from operations	(923,400)	(4,726,551)	121,368,890	201,479,575
Distributions to shareholders from:
Net investment income:
Class A	(10,816,412)	(10,995,661)	(49,009,035)	(64,460,934)
Class A1	(2,796,558)	(2,862,431)	—	—
Class C	(3,300,858)	(3,137,657)	(17,722,222)	(23,786,613)
Class R6	(52,994)	(41,661)	(2,953,451)	(285,466)
Advisor Class	(4,370,331)	(4,223,137)	(58,557,532)	(54,321,011)
Total distributions to shareholders	(21,337,153)	(21,260,547)	(128,242,240)	(142,854,024)
Capital share transactions: (Note 2)
Class A	(164,170,469)	(167,984,621)	3,631,210	(222,175,112)
Class A1	(36,788,901)	(35,100,623)	—	—
Class C	(72,203,722)	(64,817,272)	(257,800)	(87,707,899)
Class R6	(132,241)	236,438	118,459,347	11,857,272
Advisor Class	(39,282,849)	(76,748,790)	568,347,099	(314,178,543)
Total capital share transactions	(312,578,182)	(344,414,868)	690,179,856	(612,204,282)
Net increase (decrease) in net assets	(334,838,735)	(370,401,966)	683,306,506	(553,578,731)
Net assets:
Beginning of year	1,324,298,019	1,694,699,985	3,032,613,823	3,586,192,554
End of year	$989,459,284	$1,324,298,019	$3,715,920,329	$3,032,613,823
Undistributed net investment income included in net assets:
End of year	$67,121	$36,132	$2,598,773	$2,223,849

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund[a]
	Year Ended October 31,		Year Ended October 31,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$46,895,267	$41,317,809	$120,030,375	$110,841,380
Net realized gain (loss)	(1,156,974)	(21,952,845)	(48,258,255)	(59,263,353)
Net change in unrealized appreciation (depreciation)	(6,135,070)	29,381,816	(10,230,159)	114,335,062

Net increase (decrease) in net assets resulting from operations	39,603,223	48,746,780	61,541,961	165,913,089

Distributions to shareholders from:
Net investment income:
Class A	(29,407,853)	(33,131,709)	(79,166,327)	(101,527,245)
Class C	(3,436,954)	(4,013,836)	(8,606,867)	(11,788,656)
Class R	—	—	(1,159,298)	(1,861,369)
Class R6	(12,604,268)	(12,099,518)	(2,523,966)	(2,201,117)
Advisor Class	(7,048,480)	(3,563,139)	(20,532,154)	(15,522,886)

Total distributions to shareholders	(52,497,555)	(52,808,202)	(111,988,612)	(132,901,273)

Capital share transactions: (Note 2)
Class A	3,455,292	(127,311,300)	(430,205,619)	66,617,965
Class C	(42,037,863)	7,361,242	(89,548,811)	2,877,723
Class R	—	—	(21,629,393)	(12,019,056)
Class R6	40,905,255	43,783,151	304,494,859	24,451,715
Advisor Class	205,066,211	74,356,194	(139,300,499)	212,187,480

Total capital share transactions	207,388,895	(1,810,713)	(376,189,463)	294,115,827

Net increase (decrease) in net assets	194,494,563	(5,872,135)	(426,636,114)	327,127,643
Net assets:
Beginning of year	2,520,622,061	2,526,494,196	4,964,963,054	4,637,835,411

End of year	$2,715,116,624	$2,520,622,061	$4,538,326,940	$4,964,963,054

Undistributed net investment income included in net assets:
End of year	$—	$1,657,052	$—	$3,637,002

Distributions in excess of net investment income included in net assets:
End of year	$(3,889,428)	$—	$(5,810,566)	$—

aConsolidated financial statement. See Note 1(g).

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class
Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or traded in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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c. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

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1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into inflation index swap contracts primarily to manage exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract,

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contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

Certain or all Funds purchased or wrote OTC option contracts primarily to manage and/or gain exposure to credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

e. Restricted Cash

At October 31, 2017, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

f. Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned Subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At October 31, 2017, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At October 31, 2017, the net assets of the FT Subsidiary were $7,266,721, representing 0.2% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

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1. Organization and Significant Accounting Policies (continued)

h. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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NOTES TO FINANCIAL STATEMENTS

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statements of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2017
Shares sold	15,064,447	$125,693,039	44,354,738	$393,140,477
Shares issued in reinvestment of distributions	1,228,691	10,224,922	5,153,232	45,658,928
Shares redeemed	(36,005,848)	(300,088,430)	(49,104,181)	(435,168,195)

Net increase (decrease)	(19,712,710)	$(164,170,469)	403,789	$3,631,210

Year ended October 31, 2016
Shares sold	21,965,175	$185,996,265	24,811,623	$212,007,459
Shares issued in reinvestment of distributions	1,239,949	10,469,739	7,064,574	59,950,762
Shares redeemed	(43,095,113)	(364,450,625)	(58,463,296)	(494,133,333)

Net increase (decrease)	(19,889,989)	$(167,984,621)	(26,587,099)	$(222,175,112)

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2. Shares of Beneficial Interest (continued)

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended October 31, 2017
Shares sold	460,357	$3,832,460
Shares issued in reinvestment of distributions	318,104	2,645,959
Shares redeemed	(5,191,278)	(43,267,320)

Net increase (decrease)	(4,412,817)	$(36,788,901)

Year ended October 31, 2016
Shares sold	782,382	$6,611,320
Shares issued in reinvestment of distributions	321,531	2,714,543
Shares redeemed	(5,258,218)	(44,426,486)

Net increase (decrease)	(4,154,305)	$(35,100,623)

Class C Shares:
Year ended October 31, 2017
Shares sold	1,689,775	$14,082,487	15,908,252	$141,059,930
Shares issued in reinvestment of distributions	368,575	3,064,421	1,836,285	16,269,098
Shares redeemed	(10,729,636)	(89,350,630)	(17,787,164)	(157,586,828)

Net increase (decrease)	(8,671,286)	$(72,203,722)	(42,627)	$(257,800)

Year ended October 31, 2016
Shares sold	4,522,226	$38,281,353	9,537,412	$81,449,034
Shares issued in reinvestment of distributions	342,782	2,892,128	2,536,642	21,527,906
Shares redeemed	(12,545,368)	(105,990,753)	(22,589,768)	(190,684,839)

Net increase (decrease)	(7,680,360)	$(64,817,272)	(10,515,714)	$(87,707,899)

Class R6 Shares:
Year ended October 31, 2017
Shares sold	51,545	$430,037	15,034,860	$133,480,154
Shares issued in reinvestment of distributions	6,366	52,994	326,520	2,890,725
Shares redeemed	(73,967)	(615,272)	(2,023,706)	(17,911,532)

Net increase (decrease)	(16,056)	$(132,241)	13,337,674	$118,459,347

Year ended October 31, 2016
Shares sold	59,418	$503,303	1,447,506	$12,322,386
Shares issued in reinvestment of distributions	4,930	41,660	32,856	285,282
Shares redeemed	(36,505)	(308,525)	(86,396)	(750,396)

Net increase (decrease)	27,843	$236,438	1,393,966	$11,857,272

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	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended October 31, 2017
Shares sold	11,485,012	$95,774,135	125,873,007	$1,117,140,394
Shares issued in reinvestment of distributions	473,291	3,940,955	3,348,529	29,668,881
Shares redeemed	(16,675,962)	(138,997,939)	(65,298,771)	(578,462,176)

Net increase (decrease)	(4,717,659)	$(39,282,849)	63,922,765	$568,347,099

Year ended October 31, 2016
Shares sold	13,280,439	$112,298,847	43,401,930	$369,260,775
Shares issued in reinvestment of distributions	441,098	3,728,635	2,892,071	24,565,655
Shares redeemed	(22,751,797)	(192,776,272)	(84,100,921)	(708,004,973)

Net increase (decrease)	(9,030,260)	$(76,748,790)	(37,806,920)	$(314,178,543)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2017
Shares sold	67,556,193	$665,223,690	60,861,062	$593,317,133
Shares issued in reinvestment of distributions	2,577,144	25,374,436	7,998,920	77,657,172
Shares redeemed	(69,776,656)	(687,142,834)	(113,164,691)	(1,101,179,924)

Net increase (decrease)	356,681	$3,455,292	(44,304,709)	$(430,205,619)

Year ended October 31, 2016
Shares sold	47,047,322	$461,234,268	93,822,994	$916,738,346
Shares issued in reinvestment of distributions	2,977,746	29,135,231	10,292,781	99,324,788
Shares redeemed	(62,936,182)	(617,680,799)	(96,558,711)	(949,445,169)

Net increase (decrease)	(12,911,114)	$(127,311,300)	7,557,064	$66,617,965

Class C Shares:
Year ended October 31, 2017
Shares sold	4,898,935	$48,093,413	5,424,433	$52,538,301
Shares issued in reinvestment of distributions	284,264	2,789,104	820,431	7,915,305
Shares redeemed	(9,466,240)	(92,920,380)	(15,488,386)	(150,002,417)

Net increase (decrease)	(4,283,041)	$(42,037,863)	(9,243,522)	$(89,548,811)

Year ended October 31, 2016
Shares sold	10,992,306	$107,389,119	11,518,037	$111,836,091
Shares issued in reinvestment of distributions	344,793	3,366,635	1,118,125	10,736,413
Shares redeemed	(10,576,146)	(103,394,512)	(12,292,706)	(119,694,781)

Net increase (decrease)	760,953	$7,361,242	343,456	$2,877,723

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2. Shares of Beneficial Interest (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Year ended October 31, 2017
Shares sold			902,022	$8,746,669
Shares issued in reinvestment of distributions			114,619	1,108,621
Shares redeemed			(3,240,307)	(31,484,683)

Net increase (decrease)			(2,223,666)	$(21,629,393)

Year ended October 31, 2016
Shares sold			1,331,922	$12,937,501
Shares issued in reinvestment of distributions			186,048	1,789,731
Shares redeemed			(2,741,401)	(26,746,288)

Net increase (decrease)			(1,223,431)	$(12,019,056)

Class R6 Shares:
Year ended October 31, 2017
Shares sold	14,784,998	$146,559,335	38,903,238	$383,335,522
Shares issued in reinvestment of distributions	1,264,112	12,513,346	18,879	184,469
Shares redeemed	(11,934,303)	(118,167,426)	(8,043,063)	(79,025,132)

Net increase (decrease)	4,114,807	$40,905,255	30,879,054	$304,494,859

Year ended October 31, 2016
Shares sold	13,012,102	$127,680,026	5,007,346	$49,666,379
Shares issued in reinvestment of distributions	1,225,030	12,041,881	8,309	80,954
Shares redeemed	(9,709,503)	(95,938,756)	(2,560,569)	(25,295,618)

Net increase (decrease)	4,527,629	$43,783,151	2,455,086	$24,451,715

Advisor Class Shares:
Year ended October 31, 2017
Shares sold	37,677,301	$372,780,265	48,423,990	$474,423,563
Shares issued in reinvestment of distributions	639,191	6,323,130	1,856,741	18,132,064
Shares redeemed	(17,587,989)	(174,037,184)	(64,272,380)	(631,856,126)

Net increase (decrease)	20,728,503	$205,066,211	(13,991,649)	$(139,300,499)

Year ended October 31, 2016
Shares sold	18,882,422	$186,687,617	48,174,526	$480,064,749
Shares issued in reinvestment of distributions	280,629	2,760,337	1,297,441	12,575,671
Shares redeemed	(11,651,331)	(115,091,760)	(28,473,005)	(280,452,940)

Net increase (decrease)	7,511,720	$74,356,194	20,998,962	$212,187,480

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the year ended October 31, 2017, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
0.500%	0.497%	0.498%	0.470%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—%	—%	—%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—%	—%	—%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$73,613	$175,624	$267,395	$933,458
CDSC retained	$12,715	$ 58,258	$ 76,458	$ 90,074

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Transfer agent fees	$613,378	$1,092,108	$1,287,130	$2,496,686

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3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended October 31, 2017, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Adjustable U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	26,812,763	360,862,349	(354,355,554)	33,319,558	$33,319,558	$86,363	$—	$—

Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	—	5,419,982	—	5,419,982	$56,476,213	$917,902	$—	$(145,396)
Franklin Middle Tier Floating Rate Fund	—	5,706,221	—	5,706,221	56,035,088	713,356	—	(454,130)
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	301,294,963	1,936,512,006	(1,869,543,493)	368,263,476	368,263,476	1,711,043	—	—

Total Affiliated Securities					$480,774,777	$3,342,301	$—	$(599,526)

Franklin Low Duration Total Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	1,893,663	—	—	1,893,663	$19,731,971	$1,754,574	$—	$56,810
Franklin Middle Tier Floating Rate Fund	2,389,308	—	—	2,389,308	23,463,000	1,642,534	—	(573,433)
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	89,753,463	875,564,936	(885,515,384)	79,803,015	79,803,015	322,459	—	—

Total Affiliated Securities					$122,997,986	$3,719,567	$—	$(516,623)

Franklin Total Return Fund
Controlled Affiliates
Franklin Flexible Alpha Bond Fund, Class R6	—	10,172,940	—	10,172,940	$100,203,459	$136,389	$—	$203,459
Franklin Liberty Investment Grade Corporate ETF	400,000	800,000	(800,000)	400,000	9,912,000	750,224	139,542	284,000
Franklin Liberty Short Duration U.S. Government ETF	500,000	—	(500,000)	—	—[a]	785,835	(1,217,714)	—

Total Controlled Affiliates					$110,115,459	$1,672,448	$(1,078,172)	$487,459

Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	997,589	—	—	997,589	$10,394,878	$924,316	$—	$29,927
Franklin Middle Tier Floating Rate Fund	1,889,310	—	—	1,889,310	18,553,026	1,298,810	—	(453,434)
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	104,199,665	1,482,345,969	(1,464,273,996)	122,271,638	122,271,638	230,576	—	—

Total Non-Controlled Affiliates					$151,219,542	$2,453,702	$—	$(423,507)

Total Affiliated Securities					$261,335,001	$4,126,150	$(1,078,172)	$63,952

a As of October 31, 2017, no longer held by the fund.

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g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.38% and 0.49%, respectively, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Additionally, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% for Franklin Adjustable U.S. Government Securities Fund and Franklin Floating Rate Daily Access Fund. Investor Services may discontinue this waiver in the future.

h. Other Affiliated Transactions

At October 31, 2017, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund
3.0%	20.5%

i. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended October 31, 2017, were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund
Purchases	$20,186,742	$—
Sales	$—	$1,067,625

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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5. Income Taxes (continued)

At October 31, 2017, the capital loss carryforwards were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Capital loss carryforwards subject to expiration:
2018	$ 39,689,305	$ —	$ —	$ —
2019	21,934,756	10,282,409	5,327,487	—

Capital loss carryforwards not subject to expiration:
Short term	21,349,453	19,104,268	23,578,932	42,643,785
Long term	85,815,996	135,097,489	48,789,244	52,328,720

Total capital loss carryforwards	$168,789,510	$164,484,166	$77,695,663	$94,972,505

On October 31, 2017, Franklin Adjustable U.S. Government Securities Fund and Franklin Floating Rate Daily Access Fund had expired capital loss carryforwards of $4,398,245 and $113,325,538, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2017 and 2016, was as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	2017	2016	2017	2016
Distributions paid from ordinary income	$21,337,153	$21,260,547	$128,242,240	$142,854,024

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund
	2017	2016	2017	2016
Distributions paid from ordinary income	$52,497,555	$52,808,202	$111,988,612	$132,901,273

At October 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Cost of investments	$982,538,000	$3,758,297,351	$2,667,320,679	$4,695,535,285

Unrealized appreciation	$ 6,486,613	$28,749,415	$24,344,232	$115,511,113
Unrealized depreciation	(5,078,538)	(64,736,405)	(35,199,955)	(110,807,393)

Net unrealized appreciation (depreciation)	$ 1,408,075	$(35,986,990)	$(10,855,723)	$4,703,720

Distributable earnings - undistributed ordinary income	$ 170,775	$5,341,271	$4,999,205	$8,000,877

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, swaps and financial futures transactions.

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6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2017, were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Purchases	$ 31,470,436	$2,722,179,721	$1,470,641,584	$4,708,100,091
Sales	$350,001,599	$2,120,341,833	$1,250,183,457	$4,924,752,287

7. Credit Risk and Defaulted Securities

At October 31, 2017, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 71.6%, 20.8% and 18.1% respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Total Return Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At October 31, 2017, the value of this security was $4,155,000, representing 0.1%, of Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

Franklin Low Duration Total Return Fund
12,326,925	Holdco 2, A	4/15/13 - 2/01/17	$92,078	$8,726
1,226,701	Holdco 2, B	2/01/17	911	869
920,500	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	4/15/13 - 6/30/17	1,659,290	27,342
144,913	K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/17	144,230	123,733

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$1,896,509	$160,670

Franklin Total Return Fund
28,762,824	Holdco 2, A	4/15/13 - 2/01/17	$221,469	$20,361
2,862,311	Holdco 2, B	2/01/17	2,125	2,026
2,147,835	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	4/15/13 - 6/30/17	3,975,981	63,797
338,133	K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/17	336,537	288,713

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8. Restricted Securities (continued)

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

Franklin Total Return Fund (continued)
	Total Restricted Securities (Value is 0.0%† of Net Assets)		$4,536,112	$374,897

†Rounds to less than 0.1% of net assets.

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

At October 31, 2017, unfunded commitments were as follows:

Borrower	Unfunded Commitment

Franklin Floating Rate Daily Access Fund
BMC Software Finance, Inc., Non-Extended U.S. Revolving Commitment	$20,723,252
Appvion, Inc., NM Term Loans	17,470,588

$38,193,840

Franklin Low Duration Total Return Fund
BMC Software Finance, Inc., Non-Extended U.S. Revolving Commitment	$ 3,492,917

Franklin Total Return Fund
BMC Software Finance, Inc., Non-Extended U.S. Revolving Commitment	$ 7,629,911
Global Tel*Link Corp, Revolving Commitment	211,174

$ 7,841,085

10. Other Derivative Information

At October 31, 2017, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Franklin Floating Rate Daily Access Fund
Credit contracts	Variation margin on centrally cleared swap contracts	$—	Variation margin on centrally cleared swap contracts	$1,179,020[a]

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	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin Low Duration Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$554,406	[a]	Variation margin on futures contracts	$1,904,164	[a]
	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	249,033	[a]
	Unrealized appreciation on OTC swap contracts	333,022		Unrealized depreciation on OTC swap contracts	484,260
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	1,021,447		Unrealized depreciation on OTC forward exchange contracts	282,829
Credit contracts	Variation margin on centrally cleared swap contracts	316,210	[a]	Variation margin on centrally cleared swap contracts	513,496	[a]
	OTC swap contracts (Upfront payments)	1,822,356		OTC swap contracts (Upfront receipts)	6,113,061
	Unrealized appreciation on OTC swap contracts	834,555		Unrealized depreciation on OTC swap contracts	2,926,569
Inflation contracts	Variation margin on centrally cleared swap contracts	457,294	[a]	Variation margin on centrally cleared swap contracts	—

Totals		$5,339,290			$12,473,412

Franklin Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$23,940	[a]	Variation margin on futures contracts	$6,056,299	[a]
	Unrealized appreciation on OTC swap contracts	3,062,842		Unrealized depreciation on OTC swap contracts	769,694
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	4,270,638		Unrealized depreciation on OTC forward exchange contracts	857,291
Credit contracts	Variation margin on centrally cleared swap contracts	710,539	[a]	Variation margin on centrally cleared swap contracts	1,209,746	[a]
	OTC swap contracts (Upfront payments)	5,060,208		OTC swap contracts (Upfront receipts)	16,244,826
	Unrealized appreciation on OTC swap contracts	2,303,173		Unrealized depreciation on OTC swap contracts	6,654,828
Inflation contracts	Variation margin on centrally cleared swap contracts	213,462	[a]	Variation margin on centrally cleared swap contracts	—
	Unrealized appreciation on OTC swap contracts	2,490,669		Unrealized depreciation on OTC swap contracts	—
Value recovery instruments	Investments in securities, at value	272,266

Totals		$18,407,737			$31,792,684

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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10. Other Derivative Information (continued)

For the year ended October 31, 2017, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Year		Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Franklin Floating Rate Daily
Access Fund
Credit contracts	Swap contracts	$ (305,578)		Swap contracts	$(1,179,020)

Franklin Low Duration Total
Return Fund
Interest rate contracts	Futures contracts	$ 2,820,388		Futures contracts	$(2,316,849)
	Swap contracts	2,438,954		Swap contracts	(1,276,697)
Foreign exchange contracts	Forward exchange contracts	3,116,993		Forward exchange contracts	(820,066)
Credit contracts	Investments	(294,814)	[a]	Investments	148,822[a]
	Swap contracts	(4,293,878)		Swap contracts	1,832,339
Inflation contracts	Swap contracts	—		Swap contracts	457,294

Totals		$ 3,787,643			$(1,975,157)

Franklin Total Return Fund
Interest rate contracts	Futures contracts	$(13,973,734)		Futures contracts	$(2,174,906)
	Swap contracts	(112,297)		Swap contracts	1,563,537
Foreign exchange contracts	Forward exchange contracts	13,947,031		Forward exchange contracts	(3,901,913)
Credit contracts	Investments	(859,360)	[a]	Investments	427,650[a]
	Swap contracts	(12,316,900)		Swap contracts	7,724,343
Inflation contracts	Swap contracts	—		Swap contracts	1,089,226
Value recovery instruments	Investments	—		Investments	119,975

Totals		$(13,315,260)			$ 4,847,912

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the year ended October 31, 2017, the average month end notional amount of futures contracts, options and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Futures contracts	$—	$604,551,288	$559,900,732
Options	—	6,269,231	18,338,462
Swap contracts	33,180,793	288,629,248	682,014,854
Forward exchange contracts	—	157,881,191	559,465,310
VRI	—	—	188,238

See Note 1 (d) regarding derivative financial instruments.

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At October 31, 2017, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Franklin Low Duration
Total Return Fund
Forward exchange contracts	$ 1,021,447	$ 282,829
Swap contracts	2,989,933	9,523,890

Total	$ 4,011,380	$ 9,806,719

Franklin Total
Return Fund
Forward exchange contracts	$ 4,270,638	$ 857,291
Swap contracts	12,916,892	23,669,348

Total	$17,187,530	$24,526,639

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At October 31, 2017, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Franklin Low Duration Total Return
Fund
Counterparty
BZWS	$ 306,087	$ (222,171)	$ —	$ —	$83,916
CITI	1,177,545	(1,177,545)	—	—	—
DBAB	272,827	(142,825)	(130,002)	—	—
FBCO	149,870	(149,870)	—	—	—
GSCO	967,435	(967,435)	—	—	—
HSBK	59	—	—	—	59
JPHQ	1,070,968	(1,070,968)	—	—	—
MSCO	66,589	(10,818)	—	(55,771)	—

Total	$4,011,380	$(3,741,632)	$(130,002)	$(55,771)	$83,975

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10. Other Derivative Information (continued)

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Franklin Total Return Fund
Counterparty
BOFA	$ 335,004	$ (107,693)	$ —	$(221,000)	$ 6,311
BZWS	1,405,617	(1,405,617)	—	—	—
CITI	4,763,840	(4,763,840)	—	—	—
DBAB	1,166,438	(312,417)	(854,021)	—	—
FBCO	687,033	(687,033)	—	—	—
GSCO	1,631,172	(1,631,172)	—	—	—
HSBK	615,060	—	(511,311)	—	103,749
JPHQ	6,583,366	(6,583,366)	—	—	—

Total	$17,187,530	$(15,491,138)	$(1,365,332)	$(221,000)	$110,060

At October 31, 2017, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Franklin Low Duration Total Return
Fund
Counterparty
BZWS	$ 222,171	$ (222,171)	$ —	$ —	$ —
CITI	2,113,093	(1,177,545)	—	(935,548)	—
DBAB	142,825	(142,825)	—	—	—
FBCO	428,178	(149,870)	—	(278,308)	—
GSCO	2,186,442	(967,435)	—	(1,130,000)	89,007
HSBK	—	—	—	—	—
JPHQ	4,703,192	(1,070,968)	—	(3,632,224)	—
MSCO	10,818	(10,818)	—	—	—

Total	$9,806,719	$(3,741,632)	$ —	$(5,976,080)	$89,007

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		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Franklin Total Return Fund
Counterparty
BOFA	$ 107,693	$ (107,693)	$ —	$ —	$ —
BZWS	2,341,702	(1,405,617)	—	(936,085)	—
CITI	7,315,841	(4,763,840)	—	(2,552,001)	—
DBAB	312,417	(312,417)	—	—	—
FBCO	1,515,320	(687,033)	—	(828,287)	—
GSCO	4,113,020	(1,631,172)	—	(2,450,000)	31,848
HSBK	—	—	—	—	—
JPHQ	8,820,646	(6,583,366)	—	(2,237,280)	—

Total	$24,526,639	$(15,491,138)	$ —	$(9,003,653)	$31,848

aAt October 31, 2017, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Bonds and Bills as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page 146.

11. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2017, the Funds did not use the Global Credit Facility.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

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12. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2017, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$950,626,517	$—	$950,626,517
Short Term Investments	33,319,558	—	—	33,319,558

Total Investments in Securities	$33,319,558	$950,626,517	$—	$983,946,075

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Oil & Gas Exploration & Production	$—	$6,708,059	$—	$6,708,059
All Other Equity Investments	113,430,562	—	—	113,430,562
Corporate Bonds	—	15,193,727	—	15,193,727
Senior Floating Rate Interests	—	2,808,530,663	30,211,103	2,838,741,766
Asset-Backed Securities	—	356,125,752	—	356,125,752
Short Term Investments	368,263,476	233,032	27,942,353	396,438,861

Total Investments in Securities	$481,694,038	$3,186,791,233	$58,153,456	$3,726,638,727

Other Financial Instruments:
Unfunded Loan Commitments	$—	$532,004	$576,475	$1,108,479

Liabilities:
Other Financial Instruments:
Swap Contracts.	$—	$1,179,020	$—	$1,179,020

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	Level 1	Level 2	Level 3		Total
Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Materials	$9,723	$1	$—		$9,724
Retailing	—	—	9,595		9,595
All Other Equity Investments[b]	93,201,234	—	—		93,201,234
Corporate Bonds	—	936,162,572	—		936,162,572
Senior Floating Rate Interests	—	102,270,562	—		102,270,562
Foreign Government and Agency Securities	—	41,706,033	—		41,706,033
U.S. Government and Agency Securities	—	674,931,511	—		674,931,511
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	667,128,410	—		667,128,410
Mortgage-Backed Securities	—	98,034,402	—		98,034,402
Municipal Bonds	—	16,040,043	—		16,040,043
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	79,803,015	—	—		79,803,015

Total Investments in Securities	$173,013,972	$2,536,273,534	$9,595		$2,709,297,101

Other Financial Instruments:
Futures Contracts	$554,406	$—	$—		$554,406
Forward Exchange Contracts	—	1,021,447	—		1,021,447
Swap Contracts.	—	1,941,081	—		1,941,081
Unfunded Loan Commitments	—	60,470	—		60,470

Total Other Financial Instruments	$554,406	$3,022,998	$—		$3,577,404

Liabilities:
Other Financial Instruments:
TBA Sales Commitments	$—	$46,220,729	$—		$46,220,729
Futures Contracts	1,904,164	—	—		1,904,164
Forward Exchange Contracts	—	282,829	—		282,829
Swap Contracts.	—	4,173,358	—		4,173,358

Total Other Financial Instruments	$1,904,164	$50,676,916	$—		$52,581,080

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12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—	$7,210,139		$7,210,139
Materials	48,748	7	—		48,755
Retailing	—	—	22,387		22,387
All Other Equity Investments[b]	168,599,059	—	—		168,599,059
Corporate Bonds	—	1,666,098,196	—		1,666,098,196
Senior Floating Rate Interests	—	118,188,471	—		118,188,471
Foreign Government and Agency Securities	—	90,450,708	—		90,450,708
U.S. Government and Agency Securities	—	605,335,708	—		605,335,708
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	795,076,055	13,999		795,090,054
Mortgage-Backed Securities	—	1,119,763,628	—		1,119,763,628
Municipal Bonds	—	71,193,069	—		71,193,069
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	122,271,638	—	—		122,271,638

Total Investments in Securities	$290,919,445	$4,466,105,842	$7,246,525		$4,764,271,812

Other Financial Instruments:
Futures Contracts	$23,940	$—	$—		$23,940
Forward Exchange Contracts	—	4,270,638	—		4,270,638
Swap Contracts.	—	8,780,685	—		8,780,685
Unfunded Loan Commitments	—	136,199	—		136,199

Total Other Financial Instruments	$23,940	$13,187,522	$—		$13,211,462

Liabilities:
Other Financial Instruments:
TBA Sales Commitments	$—	$48,954,711	$—		$48,954,711
Futures Contracts	6,056,299	—	—		6,056,299
Forward Exchange Contracts	—	857,291	—		857,291
Swap Contracts.	—	8,634,268	—		8,634,268

Total Other Financial Instruments	$6,056,299	$58,446,270	$—		$64,502,569

aIncludes common and preferred stocks, and management investment companies as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at October 31, 2017.

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A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Coal & Consumable Fuels	$1,550,925	$—	$—	$—	$(2,248,457)	$—	$—	$697,532	$—	$—
Corporate Bonds	55,695	—	(233)	—	—	—	(532,199)	476,737	—	—
Senior Floating Rate Interests	—	—	—	30,211,103	—	—	—	—	30,211,103	—
Short Term Investments	—	27,033,969	—	—	—	—	—	908,384	27,942,353	908,384

Total Investments in Securities	$1,606,620	$27,033,969	$(233)	$30,211,103	$(2,248,457)	$—	$(532,199)	$2,082,653	$58,153,456	$908,384

Other Financial Instruments:
Unfunded Loan Commitments	$—	$—	$—	$—	$—	$—	$—	$576,475	$576,475	$576,475

Total Other Financial Instruments	$—	$—	$—	$—	$—	$—	$—	$576,475	$576,475	$576,475

aThe investments were transferred into Level 3 as a result of their value being determined using a significant unobservable valuation input. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.

Level 3 investments include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable. They may also include fair value of immaterial financial instruments and/or other assets developed using various valuation techniques and unobservable inputs.

13. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

14. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	EUR	Euro	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	JPY	Japanese Yen	CDO	Collateralized Debt Obligation
CME	Chicago Mercantile Exchange	MXN	Mexican Peso	CLO	Collateralized Loan Obligation
DBAB	Deutsche Bank AG	USD	United States Dollar	CMT	Constant Maturity Treasury Index
FBCO	Credit Suisse Group AG			COF	Cost of Funds
GSCO	The Goldman Sachs Group, Inc.			EDA	Economic Development Authority
HSBK	HSBC Bank PLC			ETF	Exchange Traded Fund
JPHQ	JP Morgan Chase & Co.			FRN	Floating Rate Note
MSCO	Morgan Stanley			GDP	Gross Domestic Product
				GO	General Obligation
				IO	Interest Only
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				MFM	Multi-Family Mortgage
				PIK	Payment-In-Kind
				TBD	To be determined
				T-Bill	Treasury Bill
				T-Note	Treasury Note
				REIT	Real Estate Investment Trust
				SF	Single Family
				VRI	Value Recovery Instruments

Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
ITRX.EUR.Series number	iTraxx Europe Index
MCDX.NA.Series number	MCDX North America Index

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Investors Securities Trust and Shareholders of the Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund (the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 18, 2017

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2017:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

$21,310,845	$110,732,828	$48,311,414	$100,987,089

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	133	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017- present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015- 2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	113	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	155	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1987 and Vice President since 1986	139	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	President since 1993 and Chief Executive Officer – Investment Management since 2002	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Madeline Lam (1969) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter Franklin Investors Securities Trust
Investment Manager Franklin Advisers, Inc.
Subadvisor
Franklin Templeton Institutional, LLC
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	FIST2 A2017 12/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $445,952 for the fiscal year ended October 31, 2017 and $470,543 for the fiscal year ended October 31, 2016.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended October 31, 2017 and $4,682 for the fiscal year ended October 31, 2016. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended October 31, 2017 and $439,897 for the fiscal year ended October 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, review of system processes related to fixed income securities, compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended October 31, 2017 and $444,579 for the fiscal year ended October 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle Chief Executive Officer – Finance and Administration
Date December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle Chief Executive Officer – Finance and Administration
Date December 27, 2017

By	/s/ Gaston Gardey
Gaston Gardey Chief Financial Officer and Chief Accounting Officer
Date December 27, 2017